     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 9, 2001


                                         SECURITIES ACT REGISTRATION NO. 2-72097
                                INVESTMENT COMPANY ACT REGISTRATION NO. 811-3175
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                   FORM N-1A

                             REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933                         / /

                          PRE-EFFECTIVE AMENDMENT NO.                        / /


                        POST-EFFECTIVE AMENDMENT NO. 37                      /X/


                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940                       / /


                                AMENDMENT NO. 38                             /X/


                        (Check appropriate box or boxes)
                            ------------------------

                         PRUDENTIAL SECTOR FUNDS, INC.
               (Exact name of registrant as specified in charter)

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
              (Address of Principal Executive Offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-7525

                         MARGUERITE E.H. MORRISON, ESQ.
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                    (Name and Address of Agent for Service)
                 Approximate date of proposed public offering:
                   As soon as practicable after the effective
                      date of the Registration Statement.
             It is proposed that this filing will become effective
                            (check appropriate box):

                       / / immediately upon filing pursuant to paragraph (b)


                       /X/ on March 9, 2001 pursuant to paragraph (b)


                       / / 60 days after filing pursuant to paragraph (a)(1)


                       / / on (date) pursuant to paragraph (a)


                       / / 75 days after filing pursuant to paragraph (a)(2)

                       / / on (date) pursuant to paragraph (a)(2) of Rule 485

                          If appropriate, check the following box:

                       / / this post-effective amendment designates a new
                           effective date for a previously filed post-effective amendment

Title of Securities Being Registered............  Shares of Common Stock, par value $.01 per share.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         PROSPECTUS AND FINANCIAL PRIVACY NOTICE   MARCH 9, 2001


   Prudential Financial Services Fund
   Prudential Health Sciences Fund
   Prudential Technology Fund

     FUND TYPE Stock

     OBJECTIVE Long-term capital appreciation

Build
                                                                     on the Rock

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Funds' shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

                                                               [PRUDENTIAL LOGO]

TABLE OF CONTENTS
-------------------------------------


1       RISK/RETURN SUMMARY
1       Investment Objective and Principal Strategies
3       Principal Risks
4       Evaluating Performance
8       Fees and Expenses

12      HOW THE FUNDS INVEST
12      Investment Objective and Policies
16      Other Investments and Strategies
19      Investment Risks

24      HOW THE FUNDS ARE MANAGED
24      Board of Directors
24      Manager
24      Investment Advisers
25      Portfolio Managers
27      Distributor

28      FUND DISTRIBUTIONS AND TAX ISSUES
28      Distributions
29      Tax Issues
30      If You Sell or Exchange Your Shares

32      HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUNDS
32      How to Buy Shares
40      How to Sell Your Shares
44      How to Exchange Your Shares
45      Telephone Redemptions or Exchanges

46      FINANCIAL HIGHLIGHTS
46      Prudential Financial Services Fund
48      Prudential Health Sciences Fund
50      Prudential Technology Fund

52      THE PRUDENTIAL MUTUAL FUND FAMILY

        FOR MORE INFORMATION (Back Cover)


-------------------------------------------------------------------
PRUDENTIAL SECTOR FUNDS, INC.                 [LOGO] (800) 225-1852

RISK/RETURN SUMMARY
-------------------------------------

This prospectus provides information about three of the four series of PRUDENTIAL SECTOR FUNDS, INC., which we refer to as "the Company." Those three series are PRUDENTIAL FINANCIAL SERVICES FUND, PRUDENTIAL HEALTH SCIENCES FUND and PRUDENTIAL TECHNOLOGY FUND (each referred to as a "Fund" and collectively as "the Funds"). To obtain information about the fourth series, Prudential Utility Fund, see the back cover page of this prospectus. While the three Funds have some common attributes, such as their investment objective and many of their investment policies, each focuses on a different sector. Therefore, some sections of this prospectus deal with each Fund separately, while other sections address all three Funds at the same time.
    This section highlights key information about each Fund. Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Each Fund's investment objective is LONG-TERM CAPITAL APPRECIATION. This means that we seek investments whose price will increase over time. Each Fund normally invests at least 65% of its total assets in equity-related securities of U.S. companies within a specific group of industries. We refer to the group of industries in which each Fund concentrates as its "sector."

    --     PRUDENTIAL FINANCIAL SERVICES FUND buys securities of companies in the financial services sector, such as banks, finance companies, insurance companies and securities/brokerage firms that are primarily engaged in providing financial services.

    --     PRUDENTIAL HEALTH SCIENCES FUND buys securities of companies in the health sciences sector, such as pharmaceutical companies, biotechnology companies, medical device manufacturers, healthcare service providers and HMOs that derive a substantial portion of their sales from healthcare-related products or services.

    --     PRUDENTIAL TECHNOLOGY FUND buys securities of companies in the technology sector, such as those that derive, or that its investment adviser expects will derive, a substantial portion of their sales from products or services in technology and technology-related activities.
    Each Fund has two separate segments that we call the "Strategically Managed" portfolio and the "Enhanced Index" portfolio. The two portfolio segments normally will have approximately equal assets.
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

    Each Strategically Managed portfolio holds those equity-related securities in which the portfolio managers have the highest confidence.
Equity-related securities in which the Funds primarily invest are common stocks, nonconvertible preferred stocks and convertible securities. The portfolio managers use fundamental and quantitative analyses to select individual securities, and they may invest more than 5% of a Fund's assets in any one issuer. Each Fund participates in the initial public offering (IPO) market.
    Each Enhanced Index portfolio contains securities selected from a benchmark index made up of securities of that Fund's sector from the Standard & Poor's (S&P) SuperComposite 1500 Index. The S&P SuperComposite 1500 Index is made up of the S&P 500 Composite Stock Price Index (S&P 500), the S&P Mid-Cap 400 Stock Index and the S&P SmallCap 600 Index. Each benchmark index is comprised of securities of the relevant Fund's sector contained in the S&P SuperComposite 1500 Index. The portfolio managers seek to outperform the benchmark index and to limit the possibility of significantly underperforming that benchmark. The Enhanced Index portfolios are expected to hold a representative sample of the securities in the benchmark index and to over-weight or under-weight the selected securities based upon proprietary quantitative models. The portfolio managers try to control the risk of significantly underperforming the benchmark by keeping size and industry weightings relatively close to those in the benchmark. Because the S&P 500 makes up 90% of the benchmark index's market capitalization, large-cap stocks may dominate.
    For the Strategically Managed portfolios of Prudential Financial Services Fund and Prudential Technology Fund, we consider selling a security when it has increased in price to the point where it is no longer underpriced in the opinion of the investment adviser. However, for the Strategically Managed portfolio of Prudential Health Sciences Fund, we consider selling or reducing a stock position when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings; the stock has experienced adverse price movement; the stock has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; or a relatively more attractive stock emerges. While we make every effort to achieve each Fund's investment objective, we can't guarantee success.
-------------------------------------------------------------------
2  PRUDENTIAL SECTOR FUNDS, INC.                           [LOGO] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. Each Fund is subject to risks within its own sector because it concentrates its investments in securities of companies within those industries. For example, Prudential Financial Services Fund can be adversely affected by legislative changes, increased competition and general economic conditions. Prudential Health Sciences Fund faces risks created by government regulation and invests in companies whose products or services may quickly become obsolete. Prudential Technology Fund invests in companies subject to intense competition whose products may quickly become obsolete. Therefore, the prices of these securities can be volatile.
    Since each Fund is a sector fund, its holdings can vary significantly from broad market indexes and the performance of a Fund can deviate from the performance of the indexes. For the Enhanced Index portfolios, there is a risk that the quantitative analysis used to determine which securities they will invest in may result in underperforming the benchmark index. Because we invest in stocks, there is the risk that a particular stock we own could go down or pay lower-than-expected dividends. In addition to an individual stock losing value, the value of the equity markets could go down. Stock markets are volatile.
    Each Fund is nondiversified, meaning we can invest more than 5% of the Fund's assets in the securities of any one issuer. Investing in a nondiversified fund involves greater risk than investing in a diversified mutual fund because a loss resulting from the decline in value of one security may represent a greater portion of the total assets of a nondiversified fund.
    As each Fund's assets grow, the impact of IPO investments will decline, which may reduce the Fund's total returns.
    Like any mutual fund, an investment in a Fund could lose value and you could lose money. For more detailed information about the risks associated with each Fund, see "How the Funds Invest--Investment Risks."
    An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

EVALUATING PERFORMANCE
A number of factors--including risk--can affect how each Fund performs. The following bar chart shows each Fund's performance for the Funds' only full calendar year of operation. The bar charts and tables below demonstrate the risk of investing in each Fund by showing how returns can change and by showing how each Fund's average annual total returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that a Fund will achieve similar results in the future.

PRUDENTIAL FINANCIAL SERVICES FUND

ANNUAL RETURN* (CLASS A SHARES)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2000  18.80%

BEST QUARTER: 23.74% (3rd quarter of 2000) WORST QUARTER: -1.30% (1st quarter of
2000)

* THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF THE SALES CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. WITHOUT THE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVER, THE ANNUAL RETURNS WOULD HAVE BEEN LOWER, TOO.
-------------------------------------------------------------------
4  PRUDENTIAL SECTOR FUNDS, INC.                           [LOGO] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

  AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-00)


                                                     1 YR              SINCE INCEPTION
  Class A shares                                        28.14%       11.63% (since 6-30-99)
  Class B shares                                        28.77%       12.12% (since 6-30-99)
  Class C shares                                        31.43%       13.23% (since 6-30-99)
  Class Z shares                                        35.19%       15.63% (since 6-30-99)
  S&P 1500 Index(2)                                     -6.97%        0.11% (since 6-30-99)
  S&P Financials Index(3)                               24.99%        9.39% (since 6-30-99)
  Lipper Average(4)                                     26.56%       10.35% (since 6-30-99)



1                       THE FUND'S RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND
                        EXPENSES. WITHOUT THE DISTRIBUTION AND SERVICE (12b-1) FEE
                        WAIVER FOR CLASS A SHARES, THE RETURNS WOULD HAVE BEEN
                        LOWER.
2                       THE S&P SUPERCOMPOSITE 1500 INDEX (S&P 1500 INDEX) -- AN
                        UNMANAGED INDEX OF THE 500 LARGE, ESTABLISHED,
                        PUBLICLY-TRADED STOCKS IN THE S&P 500 INDEX, THE 400 LARGEST
                        COMPANIES OUTSIDE OF THE S&P 500 INDEX CONTAINED IN THE S&P
                        MID-CAP 400 INDEX AND THE 600 SMALL CAPITALIZATION STOCKS
                        COMPRISING THE S&P SMALLCAP 600 INDEX -- GIVES A BROAD LOOK
                        AT HOW U.S. STOCK PRICES HAVE PERFORMED. THESE RETURNS DO
                        NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR OPERATING
                        EXPENSES OF A MUTUAL FUND. THESE RETURNS WOULD BE LOWER IF
                        THEY INCLUDED THE EFFECT OF SALES CHARGES AND OPERATING
                        EXPENSES. THE SECURITIES IN THE S&P 1500 INDEX MAY BE VERY
                        DIFFERENT FROM THOSE IN THE FUND. SOURCE: LIPPER INC.
3                       THE S&P SUPERCOMPOSITE FINANCIALS INDEX (S&P FINANCIALS
                        INDEX) IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX THAT
                        MEASURES THE PERFORMANCE OF THE FINANCIALS SECTOR OF THE S&P
                        1500 INDEX. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY
                        SALES CHARGES OR OPERATING EXPENSES OF A MUTUAL FUND. THESE
                        RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES
                        CHARGES AND OPERATING EXPENSES. SOURCE: LIPPER INC.
4                       THE LIPPER AVERAGE IS BASED ON THE AVERAGE RETURN OF ALL
                        MUTUAL FUNDS IN THE LIPPER FINANCIAL SERVICES FUNDS CATEGORY
                        AND DOES NOT INCLUDE THE EFFECT OF ANY SALES CHARGES. AGAIN,
                        THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF
                        SALES CHARGES. SOURCE: LIPPER INC.


--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

PRUDENTIAL HEALTH SCIENCES FUND

ANNUAL RETURN* (CLASS A SHARES)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2000  72.32%

BEST QUARTER: 20.27% (1st quarter of 2000) WORST QUARTER: 4.34% (4th quarter of
2000)

* THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF THE SALES CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. WITHOUT THE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVER, THE ANNUAL RETURNS WOULD HAVE BEEN LOWER, TOO.

  AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-00)


                                                     1 YR              SINCE INCEPTION
  Class A shares                                        66.70%       51.38% (since 6-30-99)
  Class B shares                                        69.11%       53.32% (since 6-30-99)
  Class C shares                                        71.37%       53.88% (since 6-30-99)
  Class Z shares                                        75.79%       57.00% (since 6-30-99)
  S&P 1500 Index(2)                                     -6.97%        0.11% (since 6-30-99)
  S&P Health Care Index(3)                              38.07%       18.92% (since 6-30-99)
  Lipper Average(4)                                     54.98%       48.17% (since 6-30-99)



1                       THE FUND'S RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND
                        EXPENSES. WITHOUT THE DISTRIBUTION AND SERVICE (12b-1) FEE
                        WAIVER FOR CLASS A SHARES, THE RETURNS WOULD HAVE BEEN
                        LOWER.
2                       THE S&P 1500 INDEX IS DESCRIBED ABOVE UNDER THE TABLE FOR
                        PRUDENTIAL FINANCIAL SERVICES FUND. THESE RETURNS DO NOT
                        INCLUDE THE EFFECT OF ANY SALES CHARGES OR OPERATING
                        EXPENSES OF A MUTUAL FUND. THESE RETURNS WOULD BE LOWER IF
                        THEY INCLUDED THE EFFECT OF SALES CHARGES AND OPERATING
                        EXPENSES. THE SECURITIES IN THE S&P 1500 INDEX MAY BE VERY
                        DIFFERENT FROM THOSE IN THE FUND. SOURCE: LIPPER INC.
3                       THE S&P SUPERCOMPOSITE HEALTH CARE INDEX (S&P HEALTH CARE
                        INDEX) IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX THAT
                        MEASURES THE PERFORMANCE OF THE HEALTH CARE SECTOR OF THE
                        S&P 1500 INDEX. THESE RETURNS DO NOT INCLUDE THE EFFECT OF
                        ANY SALES CHARGES OR OPERATING EXPENSES OF A MUTUAL FUND.
                        THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF
                        SALES CHARGES AND OPERATING EXPENSES. SOURCE: LIPPER INC.
4                       THE LIPPER AVERAGE IS BASED ON THE AVERAGE RETURN OF ALL
                        MUTUAL FUNDS IN THE LIPPER HEALTH/BIO-TECHNOLOGY FUNDS
                        CATEGORY AND DOES NOT INCLUDE THE EFFECT OF ANY SALES
                        CHARGES. AGAIN, THESE RETURNS WOULD BE LOWER IF THEY
                        INCLUDED THE EFFECT OF SALES CHARGES. SOURCE: LIPPER INC.


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6  PRUDENTIAL SECTOR FUNDS, INC.                           [LOGO] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

PRUDENTIAL TECHNOLOGY FUND

ANNUAL RETURN* (CLASS A SHARES)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2000  -31.96%

BEST QUARTER: 16.81% (1st quarter of 2000) WORST QUARTER: -31.30% (4th quarter of 2000)

* THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF THE SALES CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. WITHOUT THE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVER, THE ANNUAL RETURNS WOULD HAVE BEEN LOWER, TOO.

  AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-00)


                                                  1 YR                    SINCE INCEPTION
  Class A shares                                     -35.37%                 6.63% (since 6-30-99)
  Class B shares                                     -37.51%                 6.93% (since 6-30-99)
  Class C shares                                     -34.19%                 8.11% (since 6-30-99)
  Class Z shares                                     -31.81%                10.58% (since 6-30-99)
  S&P 1500 Index(2)                                   -6.97%                 0.11% (since 6-30-99)
  S&P Technology Index(3)                            -38.01%                -8.18% (since 6-30-99)
  Lipper Average(4)                                  -33.79%                10.86% (since 6-30-99)



1                       THE FUND'S RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND
                        EXPENSES. WITHOUT THE DISTRIBUTION AND SERVICE (12b-1) FEE
                        WAIVER FOR CLASS A SHARES, THE RETURNS WOULD HAVE BEEN
                        LOWER.
2                       THE S&P 1500 INDEX IS DESCRIBED ABOVE UNDER THE TABLE FOR
                        PRUDENTIAL FINANCIAL SERVICES FUND. THESE RETURNS DO NOT
                        INCLUDE THE EFFECT OF ANY SALES CHARGES OR OPERATING
                        EXPENSES OF A MUTUAL FUND. THESE RETURNS WOULD BE LOWER IF
                        THEY INCLUDED THE EFFECT OF SALES CHARGES AND OPERATING
                        EXPENSES. THE SECURITIES IN THE S&P 1500 INDEX MAY BE VERY
                        DIFFERENT FROM THOSE IN THE FUND. SOURCE: LIPPER INC.
3                       THE S&P SUPERCOMPOSITE TECHNOLOGY INDEX (S&P TECHNOLOGY
                        INDEX) IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX THAT
                        MEASURES THE PERFORMANCE OF THE TECHNOLOGY SECTOR OF THE S&P
                        1500 INDEX. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY
                        SALES CHARGES OR OPERATING EXPENSES OF A MUTUAL FUND. THESE
                        RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES
                        CHARGES AND OPERATING EXPENSES. SOURCE: LIPPER INC.
4                       THE LIPPER AVERAGE IS BASED ON THE AVERAGE RETURN OF ALL
                        MUTUAL FUNDS IN THE LIPPER SCIENCE & TECHNOLOGY FUNDS
                        CATEGORY AND DOES NOT INCLUDE THE EFFECT OF ANY SALES
                        CHARGES. AGAIN, THESE RETURNS WOULD BE LOWER IF THEY
                        INCLUDED THE EFFECT OF SALES CHARGES. SOURCE: LIPPER INC.


--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

FEES AND EXPENSES
These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of each Fund--Class A, B, C and Z. The sales charges of a class are the same for each Fund, but the fees and expenses vary among the classes and the Funds. Each share class has different sales charges--known as loads--and expenses, but represents an investment in the same Fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Funds."

  SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                 CLASS A    CLASS B    CLASS C    CLASS Z
  Maximum sales charge (load) imposed on
   purchases (as a percentage of offering
   price)                                             5%       None         1%       None
  Maximum deferred sales charge (load) (as a
   percentage of the lower of original purchase
   price or sale proceeds)                          None      5%(2)      1%(3)       None
  Maximum sales charge (load) imposed on
   reinvested dividends and other distributions     None       None       None       None
  Redemption fees                                   None       None       None       None
  Exchange fee                                      None       None       None       None

1                       YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR
                        PURCHASES AND SALES OF SHARES.
2                       THE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B
                        SHARES DECREASES BY 1% ANNUALLY TO 1% IN THE FIFTH AND SIXTH
                        YEARS AND 0% IN THE SEVENTH YEAR. CLASS B SHARES CONVERT TO
                        CLASS A SHARES APPROXIMATELY SEVEN YEARS AFTER PURCHASE.
3                       THE CDSC FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN
                        18 MONTHS OF PURCHASE.

-------------------------------------------------------------------
8  PRUDENTIAL SECTOR FUNDS, INC.                           [LOGO] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)


                                                  CLASS A      CLASS B      CLASS C      CLASS Z
  PRUDENTIAL FINANCIAL SERVICES FUND
  Management fees                                      .75%         .75%         .75%         .75%
  + Distribution and service (12b-1) fees              .30%(4)      1.00%       1.00%     None
  + Other expenses                                     .48%         .48%         .48%         .48%
  = Total annual Fund operating expenses              1.53%        2.23%        2.23%        1.23%
  - Fee waiver                                         .05%     None         None         None
  = NET ANNUAL FUND OPERATING EXPENSES                1.48%(4)      2.23%       2.23%        1.23%
  PRUDENTIAL HEALTH SCIENCES FUND
  Management fees                                      .75%         .75%         .75%         .75%
  + Distribution and service (12b-1) fees              .30%(4)      1.00%       1.00%     None
  + Other expenses                                     .25%         .25%         .25%         .25%
  = Total annual Fund operating expenses              1.30%        2.00%        2.00%        1.00%
  - Fee waiver                                         .05%     None         None         None
  = NET ANNUAL FUND OPERATING EXPENSES                1.25%(4)      2.00%       2.00%        1.00%
  PRUDENTIAL TECHNOLOGY FUND
  Management fees                                      .75%         .75%         .75%         .75%
  + Distribution and service (12b-1) fees              .30%(4)      1.00%       1.00%     None
  + Other expenses                                     .23%         .23%         .23%         .23%
  = Total annual Fund operating expenses              1.28%        1.98%        1.98%         .98%
  - Fee waiver                                         .05%     None         None         None
  = NET ANNUAL FUND OPERATING EXPENSES                1.23%(4)      1.98%       1.98%         .98%


4                       FOR THE FISCAL YEAR ENDING 11-30-01, THE DISTRIBUTOR OF THE
                        FUNDS HAS CONTRACTUALLY AGREED TO REDUCE ITS DISTRIBUTION
                        AND SERVICE (12b-1) FEES FOR CLASS A SHARES TO .25 OF 1% OF
                        THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES.

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

EXAMPLE
This example will help you compare the fees and expenses of each Fund's different share classes and the cost of investing in each Fund with the cost of investing in other mutual funds.
    The example assumes that you invest $10,000 in a Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A shares during the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                       1 YR          3 YRS           5 YRS          10 YRS
  PRUDENTIAL FINANCIAL
   SERVICES FUND
  Class A shares                       $643          $ 955           $1,288         $2,228
  Class B shares                       $726          $ 997           $1,295         $2,306
  Class C shares                       $424          $ 790           $1,283         $2,639
  Class Z shares                       $125          $ 390            $ 676         $1,489
  PRUDENTIAL HEALTH SCIENCES
   FUND
  Class A shares                       $621          $ 877           $1,152         $1,936
  Class B shares                       $703          $ 927           $1,178         $2,043
  Class C shares                       $401          $ 721           $1,167         $2,404
  Class Z shares                       $102          $ 318            $ 552         $1,225
  PRUDENTIAL TECHNOLOGY FUND
  Class A shares                       $619          $ 871           $1,142         $1,914
  Class B shares                       $701          $ 921           $1,168         $2,022
  Class C shares                       $399          $ 715           $1,157         $2,383
  Class Z shares                       $100          $ 312            $ 542         $1,201


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10  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

You would pay the following expenses on the same investment if you did not sell your shares:


                                         1 YR            3 YRS            5 YRS            10 YRS
  PRUDENTIAL FINANCIAL
   SERVICES FUND
  Class A shares                           $643            $ 955           $1,288           $2,228
  Class B shares                           $226            $ 697           $1,195           $2,306
  Class C shares                           $324            $ 790           $1,283           $2,639
  Class Z shares                           $125            $ 390            $ 676           $1,489
  PRUDENTIAL HEALTH SCIENCES
   FUND
  Class A shares                           $621            $ 877           $1,152           $1,936
  Class B shares                           $203            $ 627           $1,078           $2,043
  Class C shares                           $301            $ 721           $1,167           $2,404
  Class Z shares                           $102            $ 318            $ 552           $1,225
  PRUDENTIAL TECHNOLOGY FUND
  Class A shares                           $619            $ 871           $1,142           $1,914
  Class B shares                           $201            $ 621           $1,068           $2,022
  Class C shares                           $299            $ 715           $1,157           $2,383
  Class Z shares                           $100             $312            $ 542           $1,201


--------------------------------------------------------------------------------

HOW THE FUNDS INVEST
-------------------------------------

INVESTMENT OBJECTIVE AND POLICIES
Each Fund's investment objective is LONG-TERM CAPITAL APPRECIATION. This means we seek investments whose price will increase over time. While we make every effort to achieve each Fund's investment objective, we can't guarantee success.
    In pursuing each Fund's objective, we normally invest at least 65% of a Fund's total assets in EQUITY-RELATED SECURITIES OF U.S. COMPANIES IN ITS SECTOR. Each Fund considers a company to be principally engaged in a sector if at the time of investment, in the opinion of the investment adviser, at least 50% of a company's assets, revenues or profits on a consolidated basis are derived or (for start-up companies) are expected to be derived from operations in that area.
   PRUDENTIAL FINANCIAL SERVICES FUND invests principally in stocks of companies in the following banking and financial services industries: monetary authorities, credit institutions, securities and commodity institutions, and insurance carriers and related institutions. Companies in these industries include thrifts, commercial and investment banks, savings institutions (including their parent holding companies), brokerage and advisory firms, commercial and industrial finance companies, diversified financial service companies, leasing companies, and insurance companies (including multi-line, property, casualty and life insurance companies and insurance holding companies).

-------------------------------------------------------------------
WE'RE VALUE INVESTORS

In deciding which stocks to buy for the Strategically Managed portfolio of Prudential Financial Services Fund, we use what is known as a value investment style; that is, we invest in companies selling at a price that is low relative to the company's earnings, assets, cash flow or dividends. In managing the Enhanced Index portfolio of Prudential Financial Services Fund, we select securities from a benchmark index made up of securities of the financials sector from the S&P SuperComposite 1500 Index.

-------------------------------------------------------------------
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12  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

HOW THE FUNDS INVEST
------------------------------------------------

   PRUDENTIAL HEALTH SCIENCES FUND invests principally in stocks of companies primarily engaged in the following industries: hospitals, nursing and residential care, health and medical insurance carriers, pharmaceutical and medicine companies, and medical equipment and supply companies. These companies include manufacturers of healthcare products, such as pharmaceutical firms; biotechnology companies; medical device companies; providers of healthcare- or healthcare-related services, such as hospitals, nursing homes, assisted living centers and physician practices; healthcare insurance companies including HMOs; distributors and retailers of healthcare products; healthcare information-technology suppliers; contract research organizations; and providers of outsourcing or other services to the healthcare industry.
   PRUDENTIAL TECHNOLOGY FUND invests principally in stocks of companies that derive, or that its investment adviser expects will derive, a substantial portion of their sales from products or services in technology and

-------------------------------------------------------------------
WE'RE GROWTH INVESTORS

In deciding which stocks to buy for the Strategically Managed portfolio of Prudential Health Sciences Fund, we use what is known as a growth investment style. This means we invest in companies experiencing some or all of the following: above-average revenue and earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development and productive new product flow, and financial strength. Such companies generally trade at high prices relative to their current earnings. In managing the Enhanced Index portfolio of Prudential Health Sciences Fund, we select securities from a benchmark index made up of securities of the health care sector from the S&P SuperComposite 1500 Index.

-------------------------------------------------------------------
--------------------------------------------------------------------------------

HOW THE FUNDS INVEST
------------------------------------------------

technology-related activities within the following industries: computers and electronics and electronic equipment. These companies include those that design, manufacture or sell computers and peripheral products, electronic components and systems software; equipment vendors; electronic component manufacturers, contract manufacturers and distributors; and electronic instruments and system vendors. They also include companies that provide media, telecommunication and information services and companies expected to benefit from technological advances and improvements.
    Each Fund will invest in equity-related securities, principally common stocks, convertible securities and nonconvertible preferred stocks. In addition, equity-related securities include American Depositary Receipts (ADRs) and S&P Depositary Receipts (SPDRs); warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; real estate investment trusts (REITs); and similar securities. Convertible securities are securities--like bonds, corporate notes and preferred stocks--that we can convert into the company's common stock or some other equity security. We buy only investment-grade convertible securities. We may buy equity-related securities of companies of every size--small-, medium- and large-capitalization.


    Each Fund may participate in the initial public offering (IPO) market. The Strategically Managed portfolios of Prudential Health Sciences Fund and Prudential Technology Fund are expected to invest in IPOs to a greater extent than the other Fund. IPO investments may increase a Fund's total returns. As a Fund's assets grow, the impact of IPO investments will decline, which may reduce the Fund's total returns.


-------------------------------------------------------------------
OUR GROWTH STRATEGY

In managing the Strategically Managed portfolio of Prudential Technology Fund, we look for companies that have growth in sales and earnings driven by products or services. These companies usually have a unique market niche, a strong new product profile or superior management. We analyze companies using both fundamental and quantitative techniques. In managing the Enhanced Index portfolio of Prudential Technology Fund, we select securities from a benchmark index made up of securities of the technology sector from the S&P SuperComposite 1500 Index.

-------------------------------------------------------------------
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14  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

HOW THE FUNDS INVEST
------------------------------------------------

DIVISION OF ASSETS

STRATEGY. Under normal conditions, there will be an approximately equal division of each Fund's assets between the two portfolios. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided between the two portfolios of each Fund as the Manager deems appropriate. There will be a periodic rebalancing of each portfolio's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the Manager may allocate assets from the portfolio that has appreciated more to the other.



RISKS. Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each portfolio manager selects portfolio securities independently, it is possible that a security held by one portfolio may also be held by the other portfolio of a Fund. In addition, if one portfolio manager buys a security as the other portfolio manager sells it, the net position of a Fund in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Fund will have incurred additional costs. The Manager will consider these costs in determining the allocation of assets. The Manager will consider the timing of reallocation based upon the best interests of the Fund and its shareholders. To maintain each Fund's federal income tax status as a regulated investment company, the Manager also may have to sell securities on a periodic basis and the Fund could realize capital gains that would not have otherwise occurred.


    For more information, see "Investment Risks" below and the Statement of Additional Information, "Description of the Funds, Their Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Funds. To obtain a copy, see the back cover page of this prospectus.
    Each Fund's investment objective is a fundamental policy that cannot be changed without approval of that Fund's shareholders. The Board can change investment policies that are not fundamental.
--------------------------------------------------------------------------------

HOW THE FUNDS INVEST
------------------------------------------------

OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies, we also may use the following investment strategies to try to increase a Fund's returns or protect its assets if market conditions warrant.


INVESTMENTS IN NON-SECTOR INDUSTRIES

Each Fund may invest in securities of issuers not in its sector industries. These include equity-related securities, fixed-income instruments (Prudential Financial Services Fund and Prudential Technology Fund only) and money market instruments.

FOREIGN SECURITIES
We may invest in FOREIGN SECURITIES, including money market instruments and other fixed-income securities (Prudential Financial Services Fund and Prudential Technology Fund only), stocks and other equity-related securities. Foreign securities have additional risks. Foreign markets are more volatile than U.S. markets. Changes in currency exchange rates can reduce or increase market performance. We do not consider ADRs and other similar receipts or shares to be foreign securities. The ability to choose securities from around the world allows us to pursue potentially higher returns and decrease Fund risk through diversification.

SHORT SALES
Each Fund may use SHORT SALES, where a Fund sells a security it does not own, with the expectation of a decline in the market value of that security. To complete the transaction, the Fund will borrow the security to make delivery to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement. The price at that time may be more or less than the price at which the Fund sold the security. The Fund is required to pay the lender any dividends or interest accrued. To borrow the security, the Fund may pay a premium which would increase the cost of the security sold.

FIXED-INCOME OBLIGATIONS
Prudential Financial Services Fund and Prudential Technology Fund may invest up to 10% of their total assets in debt securities for capital appreciation, primarily those rated investment grade by a major rating
-------------------------------------------------------------------
16  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

HOW THE FUNDS INVEST
------------------------------------------------

service (such as BBB/Baa or above by Standard & Poor's Ratings Group or Moody's Investors Service, Inc., respectively). A Fund may continue to hold a security if it is downgraded below investment grade or is no longer rated by a major rating service. Lower-rated obligations are subject to a greater risk of loss of principal and interest.

TEMPORARY DEFENSIVE INVESTMENTS
In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of a Fund's assets in MONEY MARKET INSTRUMENTS. Money market instruments include the commercial paper of corporations, the obligations of banks, certificates of deposit and obligations issued or guaranteed by the U.S. government or its agencies or a foreign government. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Fund's assets when the equity markets are unstable.

REPURCHASE AGREEMENTS
Each Fund also may use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is, in effect, a loan by the Fund. Repurchase agreements are used for cash management purposes only.

DERIVATIVE STRATEGIES
We may use various derivative strategies to try to improve a Fund's returns. We may use hedging techniques to try to protect a Fund's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives--such as futures, options, foreign currency forward contracts and options on futures--involve costs and can be volatile. With derivatives, a Fund's investment adviser tries to predict whether the underlying investment--a security, market index, currency, interest rate or some other benchmark--will go up or down at some future date. We may use derivatives to try to reduce risk, for cash management purposes or to increase return consistent with a Fund's overall investment objective. A Fund's investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any
--------------------------------------------------------------------------------

HOW THE FUNDS INVEST
------------------------------------------------

particular instrument. Any derivatives we use may not match a Fund's underlying holdings.

OPTIONS. Each Fund may purchase and sell put and call options on equity securities and stock indexes and currencies traded on U.S. or foreign securities exchanges, on NASDAQ or in the over-the-counter market. An OPTION is the right to buy or sell securities in exchange for a premium. The Funds will sell only covered options.

FUTURES CONTRACTS AND RELATED OPTIONS
FOREIGN CURRENCY FORWARD CONTRACTS. Each Fund may purchase and sell stock and bond index futures contracts and related options on stock and bond index futures to improve its returns or protect its assets. Each Fund also may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts. A FUTURES CONTRACT is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. Each Fund also may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A FOREIGN CURRENCY FORWARD CONTRACT is an obligation to buy or sell a given currency on a future date at a set price.


    For more information about these strategies, see the SAI, "Description of the Funds, Their Investments and Risks - Risk Management and Return Enhancement Strategies."


ADDITIONAL STRATEGIES
Each Fund also follows certain policies when it BORROWS MONEY (each Fund can borrow up to 33 1/3% of the value of its total assets); LENDS ITS SECURITIES to others for cash management purposes (each Fund can lend up to 33 1/3% of the value of its total assets, including collateral received in the transaction); and HOLDS ILLIQUID SECURITIES (each Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). Each Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without that Fund's shareholders' approval. For more information about these restrictions, see the SAI.
-------------------------------------------------------------------
18  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

HOW THE FUNDS INVEST
------------------------------------------------

INVESTMENT RISKS
As noted, all investments involve risk, and investing in the Funds is no exception. Since each Fund's holdings can vary significantly from broad market indexes, performance of a Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Funds' principal investments and certain other non-principal investments the Funds may make. The investment types are listed in the order in which they normally will be used by the portfolio managers. See, too, "Description of the Funds, Their Investments and Risks" in the SAI.
  INVESTMENT TYPE

% OF FUND'S TOTAL ASSETS   RISKS                          POTENTIAL REWARDS
-----------------------------------------------------------------------------------
  SECURITIES OF FINANCIAL  -- Companies in which the      -- Potential for capital
  SERVICES COMPANIES           Fund invests may be            appreciation
  (PRUDENTIAL FINANCIAL        adversely affected by      -- Companies in which the
  SERVICES FUND ONLY)          the adoption of                Fund invests may be
  AT LEAST 65%                 legislation that               positively affected
                               promotes competition           by the adoption of
                               in the financial               legislation that
                               services industry              affects both
                           -- General economic                competition in the
                               conditions affect              banking industry as
                               companies that face            well as increased
                               exposure to credit             savings and
                               losses and depend on           investment
                               interest rate              -- Improved economic
                               activity                       conditions may reduce
                           -- Financial services              exposure to credit
                               companies may use              losses and dependence
                               leverage more                  on interest rate
                               actively than                  activity
                               companies in other         -- As baby boomers
                               industries                     approach retirement
                           -- Changes in regulatory           age, the financial
                               environment                    services industry may
                           -- See equity-related              profit from
                               securities                     retirement investing
-----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HOW THE FUNDS INVEST
------------------------------------------------

  INVESTMENT TYPE (CONT'D)

% OF FUND'S TOTAL ASSETS        RISKS                          POTENTIAL REWARDS
----------------------------------------------------------------------------------------
  SECURITIES OF HEALTH          -- Issuers are often           -- Potential for capital
  SCIENCES COMPANIES                subject to government          appreciation
  (PRUDENTIAL HEALTH SCIENCES       regulation and             -- New products or
  FUND ONLY)                        approval, which could          services may reap
  AT LEAST 65%                      affect the price and           profits from
                                    availability of their          rendering others
                                    products or services           obsolete
                                -- Product cycle may be        -- Technological advances
                                    volatile                       in healthcare
                                -- Products and services           products and services
                                    may quickly become             may produce more
                                    obsolete                       effective and more
                                -- Products may be                 profitable therapies
                                    withdrawn for safety           for unmet medical
                                    reasons                        needs
                                -- See equity-related          -- The aging of the U.S.
                                    securities                     population and the
                                                                   industrialization of
                                                                   emerging markets may
                                                                   increase demand for
                                                                   healthcare products
                                                                   and services
                                                               -- The healthcare
                                                                    industry enjoys
                                                                   demand that is
                                                                   relatively
                                                                   insensitive to the
                                                                   ups and downs of the
                                                                   business cycle
----------------------------------------------------------------------------------------
  SECURITIES OF TECHNOLOGY      -- Products and services       -- Potential for capital
  COMPANIES (PRUDENTIAL             may quickly become             appreciation
  TECHNOLOGY FUND ONLY)             obsolete                   -- New products or
  AT LEAST 65%                  -- Dependence on global            services may reap
                                    markets                        profits from
                                -- Companies with                  rendering others
                                    electronic products            obsolete
                                    are subject to
                                    intense competition
                                -- Securities of
                                     companies with
                                    emerging concepts may
                                    be more volatile due
                                    to their limited
                                    product lines,
                                    markets or financial
                                    resources
                                -- See equity-related
                                    securities
----------------------------------------------------------------------------------------

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20  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

HOW THE FUNDS INVEST
------------------------------------------------

  INVESTMENT TYPE (CONT'D)


% OF FUND'S TOTAL ASSETS        RISKS                          POTENTIAL REWARDS
----------------------------------------------------------------------------------------
  EQUITY-RELATED SECURITIES     -- Individual stocks           -- Historically, stocks
  AT LEAST 65%                       could lose value               have outperformed
                                -- The equity markets              other investments
                                    could go down,                 over the long term
                                    resulting in a             -- Generally, economic
                                    decline in value of a          growth means higher
                                    Fund's investments             corporate profits,
                                -- Changes in economic or          which leads to an
                                    political conditions,          increase in stock
                                    both domestic and              prices, known as
                                    international, may             capital appreciation
                                    result in a decline
                                    in value of a Fund's
                                    investments
----------------------------------------------------------------------------------------
  DERIVATIVES                   -- The value of                -- A Fund could make
  PERCENTAGE VARIES; USUALLY         derivatives (such as          money and protect
  LESS THAN 10%                     futures and options)           against losses if the
                                    that are used to               investment analysis
                                    hedge a portfolio              proves correct
                                    security is                -- Derivatives that
                                    determined                      involve leverage
                                    independently from             could generate
                                    that security and              substantial gains at
                                    could result in a              low cost
                                    loss to a Fund when        -- One way to manage a
                                    the price movement of          Fund's risk/return
                                    the derivative does            balance is by locking
                                    not correlate with a           in the value of an
                                    change in the value            investment ahead of
                                    of the portfolio               time
                                    security
                                -- Derivatives used for
                                     risk management may
                                    not have the intended
                                    effects and may
                                    result in losses or
                                    missed opportunities
                                -- The other party to a
                                    derivatives contract
                                    could default
                                -- Derivatives that
                                     involve leverage
                                    could magnify losses
                                -- Certain types of
                                    derivatives involve
                                    costs to a Fund that
                                    can reduce returns
----------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

HOW THE FUNDS INVEST
------------------------------------------------

  INVESTMENT TYPE (CONT'D)


% OF FUND'S TOTAL ASSETS        RISKS                          POTENTIAL REWARDS
----------------------------------------------------------------------------------------
  FOREIGN SECURITIES            -- Foreign markets,            -- Investors can
  UP TO 35%; USUALLY LESS THAN      economies and                   participate in the
  10%                               political systems may          growth of foreign
                                    not be as stable as            markets and companies
                                    in the U.S.                    operating in those
                                -- Currency risk--                 markets
                                    changing values of         -- May profit from
                                    foreign currencies             changing values of
                                    can cause losses               foreign currencies
                                -- May be less liquid          -- Opportunities for
                                     than U.S. stocks and          diversification
                                    bonds
                                -- Differences in foreign
                                    laws, accounting
                                    standards, public
                                    information, custody
                                    and settlement
                                    practices provide
                                    less reliable
                                    information on
                                    foreign investments
                                    and involve more
                                    risks
----------------------------------------------------------------------------------------
  SHORT SALES                   -- May magnify underlying      -- May magnify underlying
  UP TO 25% OF NET ASSETS           investment losses              investment gains
                                -- Investment costs may
                                    exceed potential
                                    underlying investment
                                    gains
----------------------------------------------------------------------------------------
  FIXED-INCOME OBLIGATIONS      -- A Fund's holdings,          -- Bonds have generally
  (PRUDENTIAL FINANCIAL             share price, yield             outperformed money
  SERVICES FUND AND                 and total return may           market instruments
  PRUDENTIAL TECHNOLOGY FUND        fluctuate in response          over the long term,
  ONLY)                             to bond market                 with less risk than
  UP TO 10%                         movements                      stocks
                                -- Credit risk--the risk       -- Most bonds will rise
                                    that the default of             in value when
                                    an issuer would leave          interest rates fall
                                    a Fund with unpaid         -- Regular interest
                                    interest or                     income
                                    principal. The lower       -- Investment-grade bonds
                                    a bond's quality, the          have a lower risk of
                                    higher its potential           default than junk
                                    volatility                     bonds
----------------------------------------------------------------------------------------


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22  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

HOW THE FUNDS INVEST
------------------------------------------------

  INVESTMENT TYPE (CONT'D)

% OF FUND'S TOTAL ASSETS        RISKS                          POTENTIAL REWARDS
----------------------------------------------------------------------------------------
 FIXED-INCOME OBLIGATIONS       -- Market risk--the risk       -- High-quality debt
 (CONT'D)                           that the market value          obligations generally
                                    of an investment may           are more secure than
                                    move up or down                stocks since
                                    rapidly or                     companies must pay
                                    unpredictably. Market          their debts before
                                    risk may affect an             they pay dividends
                                    industry, a sector,        -- Junk bonds offer
                                    or the market as a              higher yields and
                                    whole                          higher potential
                                -- Interest rate                   gains
                                     risk--the risk that       -- Principal and interest
                                    the value of most               on government
                                    bonds will fall when           securities may be
                                    interest rates rise.           guaranteed by the
                                    The longer a bond's            issuing government
                                    maturity and the
                                    lower its credit
                                    quality, the more its
                                    value typically
                                    falls. It can lead to
                                    price volatility
                                -- Junk bonds have a
                                    higher risk of
                                    default, tend to be
                                    less liquid and may
                                    be more difficult to
                                    value
----------------------------------------------------------------------------------------
  ILLIQUID SECURITIES           -- May be difficult to         -- May offer a more
  UP TO 15% OF NET ASSETS           value precisely                attractive yield or
                                -- May be difficult to             potential for growth
                                     sell at the time or           than more widely
                                    price desired                  traded securities
----------------------------------------------------------------------------------------
  MONEY MARKET INSTRUMENTS      -- Limits potential for        -- May preserve a Fund's
  UP TO 100% ON A TEMPORARY         capital appreciation           assets
  BASIS                         -- See credit risk and
                                    market risk (which
                                    are less of a concern
                                    for money market
                                    instruments)
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HOW THE FUNDS ARE MANAGED
-------------------------------------

BOARD OF DIRECTORS
The Company's Board of Directors oversees the actions of the Manager, Investment Advisers and Distributor and decides on general policies. The Board also oversees the Company's officers, who conduct and supervise the daily business operations of each Fund.

MANAGER
PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077


    Under a management agreement for each Fund, PIFM manages the Fund's investment operations and administers its business affairs. PIFM also is responsible for supervising each Fund's investment advisers. For the fiscal year ended November 30, 2000, each Fund paid PIFM a management fee of .60 of 1% of its average net assets, since PIFM agreed to waive .15 of 1% of its annual fee for this period.


    PIFM and its predecessors have served as manager or administrator to investment companies since 1987. As of January 31, 2001, PIFM served as the manager to all 43 of the Prudential mutual funds, and as manager or administrator to 20 closed-end investment companies, with aggregate assets of approximately $109 billion.


INVESTMENT ADVISERS


    --     PRUDENTIAL FINANCIAL SERVICES FUND AND PRUDENTIAL TECHNOLOGY FUND.
Jennison Associates LLC (Jennison) is the investment adviser to the Strategically Managed portfolios of Prudential Financial Services Fund and Prudential Technology Fund and has served as such since August 24, 2000. Its address is 466 Lexington Avenue, New York, NY 10017. PIFM has responsibility for all investment advisory services, supervises Jennison and pays Jennison for its services. As of December 31, 2000, Jennison managed approximately $80.9 billion in assets. Jennison has served as an investment adviser to investment companies since 1990. The Prudential Investment Corporation (PIC) served as investment adviser to the Strategically Managed portfolios from the Funds' inception through August 23, 2000. Jennison is a wholly-owned subsidiary of PIC. For the period January 1, 2000 through August 23, 2000, PIC was paid at the annual rate of .375% of the average net assets of the applicable Strategically Managed portfolio. This is the same

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24  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

HOW THE FUNDS ARE MANAGED
------------------------------------------------


rate at which Jennison currently is being paid by PIFM. PIC has served as investment adviser to the Enhanced Index portfolios since these Funds' inception. For the period January 1, 2000 through November 30, 2000, PIC was paid by PIFM at the annual rate of .375% of the average net assets of the applicable Enhanced Index portfolio.



    --     PRUDENTIAL HEALTH SCIENCES FUND. Jennison also is the investment adviser to the Strategically Managed portfolio of Prudential Health Sciences Fund, and has served as such since the Fund's inception. For the fiscal year ended November 30, 2000, Jennison was paid by PIFM at the annual rate of .30% of the Strategically Managed portfolio's average net assets up to $300 million and
 .25% of such assets in excess of $300 million. PIC is the investment adviser to the Enhanced Index portfolio of Prudential Health Sciences Fund, and has served as such since the Fund's inception. For the period January 1, 2000 through November 30, 2000, PIC was paid by PIFM at the annual rate of .375% of the Enhanced Index portfolio's average net assets.


PORTFOLIO MANAGERS

    --     PRUDENTIAL FINANCIAL SERVICES FUND. Bradley Goldberg, CFA, and Mark
G. DeFranco are the portfolio managers of the Strategically Managed portfolio of the Fund. BRADLEY GOLDBERG is an Executive Vice President of Jennison. He has managed the portfolio since May 2000. Mr. Goldberg joined Jennison in 1974 as a portfolio manager. He earned a B.S. from the University of Illinois and an M.B.A. from New York University. MARK DEFRANCO has served as a portfolio manager for the Fund since August 2000. Mr. DeFranco, a Vice President, joined Jennison in 1998 with over 12 years of experience in the investment industry, including positions at Pomboy Capital (1995 to 1998) as an equity analyst and portfolio manager and Comstock Partners, where he was an equity analyst. Mr. DeFranco received a B.A. from Bates College and an M.B.A. from Columbia University Graduate School of Business. MARK STUMPP, PH.D., is the portfolio manager for the Enhanced Index portfolio of the Fund. Mr. Stumpp is a Senior Managing Director of Prudential Investments. He also has been a portfolio manager for the Fund since its inception. He chairs the Quantitative Management (QM) group's Investment Policy Committee and is responsible for its model portfolio.
Mr. Stumpp developed the group's tactical asset allocation algorithm. He also developed and oversees the methodology underlying the group's actively managed equity portfolios.
--------------------------------------------------------------------------------

HOW THE FUNDS ARE MANAGED
------------------------------------------------

Mr. Stumpp has managed mutual fund portfolios since 1995 and has managed investment portfolios for over 12 years. He holds a B.A. from Boston University and an M.A. and a Ph.D. from Brown University.

    --     PRUDENTIAL HEALTH SCIENCES FUND. David Chan and Michael Del Balso are
the portfolio managers of the Strategically Managed portfolio of the Fund. DAVID CHAN, who has been a portfolio manager of the Fund since its inception, is an Executive Vice President of Jennison, and he joined Jennison in 1992. Previously, he was employed at the Boston Consulting Group, where he was a team leader and consultant on projects in many industries, including pharmaceuticals and drug retailing and distribution. He received a B.A. from Harvard University and an M.B.A. from Columbia University Graduate School of Business. MICHAEL DEL BALSO, who became a co-portfolio manager of the Fund on October 25, 2000, is a Director and Executive Vice President of Jennison, where he has been part of the investment team since 1972. Mr. Del Balso is also Jennison's Director of Equity Research. Mr. Del Balso received his B.A. from Yale University and his M.B.A. from Columbia University Graduate School of Business. He is a member of the New York Society of Security Analysts. JOHN VAN BELLE, PH.D., has been the portfolio manager of the Enhanced Index portfolio of the Fund since its inception.
Mr. Van Belle is a Managing Director in Prudential Investments QM group and joined QM in 1983. He has managed mutual fund portfolios since 1988 and investment portfolios for more than 15 years, and is responsible for managing several equity, balanced and global balanced portfolios on behalf of institutional clients, as well as the overall asset allocation for Prudential Diversified Funds. Mr. Van Belle holds a B.S. from St. Joseph's College and a Ph.D. from the University of Virginia.


    --     PRUDENTIAL TECHNOLOGY FUND. Susan Hirsch and Cecilia M. Brancato,
CFA, are the portfolio managers of the Strategically Managed portfolio of the Fund. SUSAN HIRSCH, an Executive Vice President of Jennison, has managed the portfolio since its inception. Prior to joining Jennison, Ms. Hirsch was a Managing Director of PIC, which she joined in July 1996. Before that she was employed by Lehman Brothers Global Asset Management from 1988 to 1996 and Delphi Asset Management in 1996. She managed growth stock portfolios at both firms. During this time, Susan Hirsch was named as an INSTITUTIONAL INVESTOR All-American Research Team Analyst for small growth stocks in 1991, 1992 and 1993. Ms. Hirsch received her B.S. from Brooklyn College and is a member of the Financial

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26  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

HOW THE FUNDS ARE MANAGED
------------------------------------------------


Analysts Federation and the New York Society of Security Analysts. CECILIA BRANCATO is an Executive Vice President of Jennison, which she joined in January 1994 as a technology analyst. Before that, she was a Senior Vice President and Senior Equity Analyst at Oppenheimer & Co., Inc., where she headed Oppenheimer's Technology Equity Group. She became a co-portfolio manager of the Strategically Managed portfolio of the Fund in August 2000. She has a B.A. and an M.B.A. from New York University. Ms. Brancato serves as Treasurer of CTA(2) (Communication Technology Analysts Association) and is a member of the New York Society of Security Analysts and the Electronic Analysts Group. TED LOCKWOOD has been the portfolio manager for the Enhanced Index portfolio of the Fund since its inception. Mr. Lockwood is a Managing Director of PIC and heads QM's quantitative equity, derivative and index funds. He has managed mutual fund portfolios since 1998 and investment portfolios since 1990. He is also responsible for investment research, new product development and managing balanced portfolios on behalf of institutional clients. He joined Prudential in 1988. Mr. Lockwood earned a B.S. from the State University of New York at Stony Brook and an M.S. and an M.B.A. from Columbia University.


DISTRIBUTOR
Prudential Investment Management Services LLC (PIMS) distributes the Funds' shares under a Distribution Agreement with each Fund. Each Fund has Distribution and Service Plans under Rule 12b-1 of the Investment Company Act. Under the Plans and the Distribution Agreements, PIMS pays the expenses of distributing each Fund's Class A, B, C and Z shares and provides certain shareholder support services. Each Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.
--------------------------------------------------------------------------------

FUND DISTRIBUTIONS
AND TAX ISSUES
-------------------------------------

Investors who buy shares of a Fund should be aware of some important tax issues. For example, each Fund distributes DIVIDENDS of ordinary income and any realized net CAPITAL GAINS to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account
(IRA), or some other qualified or tax-deferred plan or account. Dividends and distributions from each Fund also may be subject to state and local income taxes.
    Also, if you sell shares of a Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified or tax-deferred plan or account.
    The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS
Each Fund distributes DIVIDENDS of any net investment income to shareholders -- typically once a year. For example, if a Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses.
The dividends you receive from a Fund will be taxed as ordinary income whether or not they are reinvested in the Fund.
    Each Fund also distributes realized net CAPITAL GAINS to shareholders-- typically once a year. Capital gains are generated when a Fund sells its assets for a profit. For example, if a Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long a Fund holds the security--if a security is held more than one year before it is sold, LONG-TERM capital gains are taxed at the rate of 20%, but if the security is held one year or less, SHORT-TERM capital gains are taxed at ordinary income rates of up to 39.6%. Different rates apply to corporate shareholders.
    For your convenience, a Fund's distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a
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28  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

FUND DISTRIBUTIONS
AND TAX ISSUES
------------------------------------------------

broker, you will receive a credit to your account. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of a Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.
    Fund distributions are generally taxable to you in the calendar year they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders generally are eligible for the 70% dividends-received deduction for certain dividends.

WITHHOLDING TAXES
If federal tax law requires you to provide a Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your distributions and sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

IF YOU PURCHASE JUST BEFORE RECORD DATE
If you buy shares of a Fund just before the record date (the date that determines who receives the distribution), that distribution will be paid to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so because
--------------------------------------------------------------------------------

FUND DISTRIBUTIONS
AND TAX ISSUES
------------------------------------------------


when dividends are paid out, the value of each share of a Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.


QUALIFIED AND TAX-DEFERRED RETIREMENT PLANS
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of a Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax unless you hold shares in a qualified or tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares. If you sell shares of a Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

-------------------------------------------------------------------
                             -->        +$  CAPITAL GAIN
                                            (taxes owed)

RECEIPTS FROM SALE  $                        OR

                             -->        -$  CAPITAL LOSS
                                            (offset against gain)

-------------------------------------------------------------------

    If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). If you acquire shares of the Fund and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.
    Exchanging your shares of a Fund for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in
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30  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

FUND DISTRIBUTIONS
AND TAX ISSUES
------------------------------------------------

value since you purchased them, you have capital gains, which are subject to the taxes described above.
    Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES
We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event" because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUNDS
-------------------------------------

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of a Fund for you, call Prudential Mutual Fund Services LLC
(PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 8179
PHILADELPHIA, PA 19101

    You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into a Fund) or suspend or modify a Fund's sale of its shares.

STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C and Class Z shares of a Fund, although Class Z shares are available only to a limited group of investors.
    Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge, or CDSC), but the operating expenses each year are higher than Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.
    When choosing a share class, you should consider the following:

     --    The amount of your investment


     -- The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


     --    The different sales charges that apply to each share class--
           Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC
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32  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUNDS
------------------------------------------------

     --    Whether you qualify for any reduction or waiver of sales charges

     -- The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase

     --    Whether you qualify to purchase Class Z shares.

    See "How to Sell Your Shares" for a description of the impact of CDSCs.

SHARE CLASS COMPARISON. Use this chart to help you compare the Funds' different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

                                 CLASS A            CLASS B           CLASS C       CLASS Z
  Minimum purchase            $1,000            $1,000              $2,500          None
   amount(1)
  Minimum amount for          $100              $100                $100            None
   subsequent purchases(1)
  Maximum initial sales       5% of the         None                1% of the       None
   charge                     public                                public
                              offering price                        offering
                                                                    price
  Contingent Deferred         None              If sold during:     1% on sales     None
   Sales Charge (CDSC)(2)                       Year 1    5%        made within
                                                Year 2    4%        18 months of
                                                Year 3    3%        purchase
                                                Year 4    2%
                                                Years 5/6  1%
                                                Year 7    0%
  Annual distribution and     .30 of 1%         1%                  1%              None
   service (12b-1) fees       (.25 of 1%
   shown as a percentage      currently)
   of average net
   assets(3)


1                       THE MINIMUM INVESTMENT REQUIREMENTS DO NOT APPLY TO CERTAIN
                        RETIREMENT AND EMPLOYEE SAVINGS PLANS AND CUSTODIAL ACCOUNTS
                        FOR MINORS. THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT
                        FOR PURCHASES MADE THROUGH THE AUTOMATIC INVESTMENT PLAN IS
                        $50. FOR MORE INFORMATION, SEE "ADDITIONAL SHAREHOLDER
                        SERVICES--AUTOMATIC INVESTMENT PLAN."
2                       FOR MORE INFORMATION ABOUT THE CDSC AND HOW IT IS
                        CALCULATED, SEE "HOW TO SELL YOUR SHARES--CONTINGENT
                        DEFERRED SALES CHARGE (CDSC)."
3                       THESE DISTRIBUTION AND SERVICE FEES ARE PAID FROM A FUND'S
                        ASSETS ON A CONTINUOUS BASIS. THE SERVICE FEE FOR CLASS A,
                        CLASS B AND CLASS C SHARES IS .25 OF 1%. THE DISTRIBUTION
                        FEE FOR CLASS A SHARES IS LIMITED TO .30 OF 1% (INCLUDING
                        THE .25 OF 1% SERVICE FEE) AND IS .75 OF 1% FOR CLASS B AND
                        CLASS C SHARES. FOR THE FISCAL YEAR ENDING 11-30-01, THE
                        DISTRIBUTOR OF EACH FUND HAS CONTRACTUALLY AGREED TO REDUCE
                        ITS DISTRIBUTION AND SERVICE (12b-1) FEES FOR CLASS A SHARES
                        TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A
                        SHARES.


--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUNDS
------------------------------------------------

REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

INCREASE THE AMOUNT OF YOUR INVESTMENT. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

                             SALES CHARGE AS %    SALES CHARGE AS %        DEALER
AMOUNT OF PURCHASE           OF OFFERING PRICE    OF AMOUNT INVESTED     REALLOWANCE
  Less than $25,000                      5.00%                  5.26%           4.75%
  $25,000 to $49,999                     4.50%                  4.71%           4.25%
  $50,000 to $99,999                     4.00%                  4.17%           3.75%
  $100,000 to $249,999                   3.25%                  3.36%           3.00%
  $250,000 to $499,999                   2.50%                  2.56%           2.40%
  $500,000 to $999,999                   2.00%                  2.04%           1.90%
  $1 million and above*                   None                   None            None

*                       IF YOU INVEST $1 MILLION OR MORE, YOU CAN BUY ONLY CLASS A
                        SHARES, UNLESS YOU QUALIFY TO BUY CLASS Z SHARES.

    To satisfy the purchase amounts above, you can:

     --    Invest with an eligible group of related investors

     -- Buy Class A shares of two or more Prudential mutual funds at the same time

     -- Use your RIGHTS OF ACCUMULATION, which allow you to combine the current value of Prudential mutual fund shares you already own with the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent if you qualify for Rights of Accumulation)

     -- Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in a Fund and other Prudential mutual funds within 13 months.

    The Distributor may reallow Class A's sales charge to dealers.

BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of
-------------------------------------------------------------------
34  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUNDS
------------------------------------------------

eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

MUTUAL FUND PROGRAMS. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     -- Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades and charges its clients a management, consulting or other fee for its services, or

     -- Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


OTHER TYPES OF INVESTORS. Other investors pay no sales charge, including certain officers, employees or agents of Prudential and its affiliates, the Prudential mutual funds, the subadvisers of the Prudential mutual funds and registered representatives and employees of brokers that have entered into a dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."


WAIVING CLASS C'S INITIAL SALES CHARGE
BENEFIT PLANS. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at (800) 353-2847.
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUNDS
------------------------------------------------

INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated (Prudential Securities) or one of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:

     --    Purchase your shares through an account at Prudential Securities

     -- Purchase your shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation, or

     --    Purchase your shares through another broker.

    This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker, who may require any supporting documents they consider appropriate.

QUALIFYING FOR CLASS Z SHARES
BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     -- Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

     -- Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.
-------------------------------------------------------------------
36  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUNDS
------------------------------------------------

    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in a Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Class Z shares also can be purchased by any of the following:

     -- Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option,

     -- Current and former Directors/Trustees of the Prudential mutual funds (including the Company), and

     --    Prudential, with an investment of $10 million or more.

    In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we also will convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.
    When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B Shares."
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUNDS
------------------------------------------------

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
The price you pay for each share of a Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Company's Board. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily.
    We determine the NAV of each Fund's shares once each business day at 4:15 p.m. New York time on days that the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on most national holidays and Good Friday. Because the Fund may invest in foreign securities, its NAV may change on days when you cannot buy or sell shares. We do not determine the NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of a Fund's portfolio do not materially affect the NAV.

WHAT PRICE WILL YOU PAY FOR SHARES OF A FUND?
For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

-------------------------------------------------------------------
MUTUAL FUND SHARES
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if fund XYZ holds ACME Corp. stock in its portfolio and the price of ACME stock goes up while the value of the fund's other holdings remains the same and expenses don't change, the NAV of fund XYZ will increase.
-------------------------------------------------------------------
-------------------------------------------------------------------
38  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUNDS
------------------------------------------------

STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Fund Distributions and Tax Issues" section, each Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in your Fund at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101

AUTOMATIC INVESTMENT PLAN. You can make regular purchases of a Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

RETIREMENT PLAN SERVICES. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

THE PRUTECTOR PROGRAM. Optional group term life insurance--which protects the value of your Prudential mutual fund investment for your beneficiaries against market declines--is available to investors who purchase their shares through Prudential. Eligible investors who apply for PruTector coverage after the initial 6-month enrollment period will need to provide satisfactory
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUNDS
------------------------------------------------

evidence of insurability. This insurance is subject to other restrictions and is not available in all states.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Funds. To reduce Fund expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.

HOW TO SELL YOUR SHARES
You can sell your shares of a Fund for cash (in the form of a check) at any time, subject to certain restrictions.
    When you sell shares of a Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, your broker must receive your order to sell by 4:15 p.m. New York time to process the sale on that day. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 8149
PHILADELPHIA, PA 19101

    Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.
-------------------------------------------------------------------
40  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUNDS
------------------------------------------------

RESTRICTIONS ON SALES

There are certain times when you may not be able to sell shares of a Fund, or when we may delay paying you the proceeds from a sale. As permitted by the Securities and Exchange Commission, this may happen only during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

    If you are selling more than $100,000 of shares, you want the redemption proceeds payable to or sent to someone or some place that is not in our records, or you are a business or a trust and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGE (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase, you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

     -- Amounts representing shares you purchased with reinvested dividends and distributions

     -- Amounts representing the increase in NAV above the total amount of payments for shares made during the past six years for Class B shares and 18 months for Class C shares

     -- Amounts representing the cost of shares held beyond the CDSC period (six years for Class B shares and 18 months for Class C shares).

    Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.
    Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUNDS
------------------------------------------------

    As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 18 months of purchase. For both Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.
    The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:

     -- After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability

     -- To provide for certain distributions--made without IRS penalty--from a tax-deferred retirement plan, IRA or Section 403(b) custodial account

     --    On certain sales effected through a Systematic Withdrawal Plan.

    For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charge--Class B Shares."

WAIVER OF THE CDSC--CLASS C SHARES
BENEFIT PLANS. The CDSC will be waived for purchases by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.
-------------------------------------------------------------------
42  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUNDS
------------------------------------------------

REDEMPTION IN KIND
If the sales of a Fund's shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize Fund expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

RETIREMENT PLANS
To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUNDS
------------------------------------------------

HOW TO EXCHANGE YOUR SHARES
You can exchange your shares of a Fund for shares of the same class in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange
Class A shares of the Fund for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.
    If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157
PHILADELPHIA, PA 19101

    There is no sales charge for such exchanges. However, if you exchange--and then sell--Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding period for CDSC liability.
    Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."
    If you own Class B or Class C shares and qualify to purchase Class A shares without paying an initial sales charge, we will automatically exchange your Class B or Class C shares which are not subject to a CDSC for Class A shares. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. We have obtained a legal opinion that
-------------------------------------------------------------------
44  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUNDS
------------------------------------------------

this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.

FREQUENT TRADING

Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage a Fund's investments. When market timing occurs, a Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash a Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, each Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume or frequency of trading. A Fund will notify a market timer of rejection of an exchange or purchase order. If a Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.


TELEPHONE REDEMPTIONS OR EXCHANGES

You may redeem or exchange your shares in any amount by calling the applicable Fund at (800) 225-1852. In order to redeem or exchange your shares by telephone, you must call the relevant Fund before 4:15 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV.

    The Funds' Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. A Fund will not be liable if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.
    In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.
    The telephone redemption or exchange privilege may be modified or terminated at any time. If this occurs, you will receive a written notice from the applicable Fund.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
-------------------------------------

The financial highlights will help you evaluate each Fund's financial performance since its inception. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.
    Review each chart with the financial statements and report of independent accountants, which appear in the annual report and the SAI and are available upon request. Additional performance information for each share class is contained in the annual report, which you can receive at no charge.

PRUDENTIAL FINANCIAL SERVICES FUND

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.

 CLASS A AND CLASS B SHARES (FISCAL PERIODS ENDED 11-30)


PER SHARE OPERATING                                 CLASS A                             CLASS B
PERFORMANCE                               2000(f)           1999(a)            2000(f)         1999(a)
 NET ASSET VALUE, BEGINNING OF
  PERIOD                               $       9.36     $      10.00        $       9.33   $      10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)(e)                .08               --(d)              .01           (.02)
 Net realized and unrealized losses
  on investment and foreign
  currency transactions                        1.67             (.64)               1.66           (.65)
 TOTAL FROM INVESTMENT OPERATIONS              1.75             (.64)               1.67           (.67)
-----------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD        $      11.11     $       9.36        $      11.00   $       9.33
 TOTAL RETURN(B)                             18.80%          (6.40)%              17.90%        (6.70)%
-----------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA                      2000           1999(a)               2000         1999(a)
-----------------------------------------------------------------------------------------------------------
 NET ASSETS, END OF PERIOD (000)       $     28,801     $     22,050        $     78,182   $     50,252
 Average net assets (000)              $     22,614     $     21,235        $     59,442   $     44,194
 RATIOS TO AVERAGE NET ASSETS:(E)
 Expenses, including distribution
  and service (12b-1) fees                    1.33%            1.58%(c)            2.08%          2.33%(c)
 Expenses, excluding distribution
  and service (12b-1) fees                    1.08%            1.33%(c)            1.08%          1.33%(c)
 Net investment income/(loss)                  .83%             .09%(c)             .09%         (.69)%(c)
 FOR CLASS A, B, C AND Z SHARES:
 Portfolio turnover rate                        85%              39%



(A) INFORMATION SHOWN IS FOR THE PERIOD 6-30-99 (WHEN SHARES WERE FIRST OFFERED) THROUGH 11-30-99.
(B) TOTAL RETURN DOES NOT CONSIDER THE EFFECTS OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH PERIOD REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE FULL YEAR ARE NOT ANNUALIZED.
(C)  ANNUALIZED.
(D)  LESS THAN $.005 PER SHARE.
(E)  NET OF MANAGEMENT FEE WAIVER.
(F)  BASED ON AVERAGE SHARES OUTSTANDING DURING THE YEAR.


-------------------------------------------------------------------
46  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

PRUDENTIAL FINANCIAL SERVICES FUND

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.


 CLASS C AND CLASS Z SHARES (FISCAL PERIODS ENDED 11-30)


PER SHARE OPERATING                                 CLASS C                              CLASS Z
PERFORMANCE                               2000(e)           1999(a)            2000(e)           1999(a)
 NET ASSET VALUE, BEGINNING OF
  PERIOD                               $       9.33     $      10.00        $       9.36     $      10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)(d)                .01             (.02)                .11              .01
 Net realized and unrealized gain
  (loss) on investment and foreign
  currency transactions                        1.66             (.65)               1.68             (.65)
 TOTAL FROM INVESTMENT OPERATIONS              1.67             (.67)               1.79             (.64)
-------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD        $      11.00     $       9.33        $      11.15     $       9.36
 TOTAL RETURN(B)                             17.90%          (6.70)%              19.10%          (6.40)%
-------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA                      2000           1999(a)               2000           1999(a)
-------------------------------------------------------------------------------------------------------------
 NET ASSETS, END OF PERIOD (000)       $     41,011     $     26,939        $      9,753     $      4,941
 Average net assets (000)              $     30,639     $     25,325        $      5,913     $      4,972
 RATIOS TO AVERAGE NET ASSETS:(D)
 Expenses, including distribution
  and service (12b-1) fees                    2.08%            2.33%(c)            1.08%            1.33%(c)
 Expenses, excluding distribution
  and service (12b-1) fees                    1.08%            1.33%(c)            1.08%            1.33%(c)
 Net investment income/(loss)                  .09%           (.66)%(c)            1.13%             .35%(c)



(A) INFORMATION SHOWN IS FOR THE PERIOD 6-30-99 (WHEN SHARES WERE FIRST OFFERED) THROUGH 11-30-99.
(B) TOTAL RETURN DOES NOT CONSIDER THE EFFECTS OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH PERIOD REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE FULL YEAR ARE NOT ANNUALIZED.
(C)  ANNUALIZED.
(D)  NET OF MANAGEMENT FEE WAIVER.
(E)  BASED ON AVERAGE SHARES OUTSTANDING DURING THE YEAR.


--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
------------------------------------------------

PRUDENTIAL HEALTH SCIENCES FUND

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.


 CLASS A AND CLASS B SHARES (FISCAL PERIODS ENDED 11-30)


                                              CLASS A                      CLASS B
PER SHARE OPERATING PERFORMANCE          2000        1999(a)         2000         1999(a)
 NET ASSET VALUE, BEGINNING OF
  PERIOD                                   $10.86        $10.00         $10.83        $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss(d)                      (.01)         (.02)          (.11)         (.05)
 Net realized and unrealized gain
  on investments and foreign
  currency transactions                      7.81           .88           7.74           .88
 TOTAL FROM INVESTMENT OPERATIONS            7.80           .86           7.63           .83
--------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Distributions from net realized
  gains                                      (.15)           --           (.15)           --
 NET ASSET VALUE, END OF PERIOD            $18.51        $10.86         $18.31        $10.83
 TOTAL RETURN(B)                           72.32%         8.60%         70.85%         8.30%
--------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA                    2000        1999(a)          2000        1999(a)
--------------------------------------------------------------------------------------------
 NET ASSETS, END OF PERIOD (000)          $98,129       $36,646       $222,772       $89,061
 Average net assets (000)                 $59,890       $32,032       $156,579       $74,448
 RATIOS TO AVERAGE NET ASSETS:(D)
 Expenses, including distribution
  and service (12b-1) fees                  1.10%         1.59%(c)         1.85%        2.34%(c)
 Expenses, excluding distribution
  and service (12b-1) fees                   .85%         1.34%(c)          .85%        1.34%(c)
 Net investment loss                       (.13)%        (.43)%(c)        (.87)%      (1.20)%(c)
 FOR CLASS A, B, C AND Z SHARES:
 Portfolio turnover rate                     138%           61%



(A) INFORMATION SHOWN IS FOR THE PERIOD 6-30-99 (WHEN SHARES WERE FIRST OFFERED) THROUGH 11-30-99.
(B) TOTAL RETURN DOES NOT CONSIDER THE EFFECTS OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH PERIOD REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE FULL YEAR ARE NOT ANNUALIZED.
(C)  ANNUALIZED.
(D)  NET OF MANAGEMENT FEE WAIVER.


-------------------------------------------------------------------
48  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

PRUDENTIAL HEALTH SCIENCES FUND

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.


 CLASS C AND CLASS Z SHARES (FISCAL PERIODS ENDED 11-30)


                                              CLASS C                     CLASS Z
PER SHARE OPERATING PERFORMANCE          2000        1999(a)         2000        1999(a)
 NET ASSET VALUE, BEGINNING OF
  PERIOD                                   $10.83        $10.00        $10.88        $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)(d)             (.12)         (.05)          .01          (.01)
 Net realized and unrealized gain
  on investments and foreign
  currency transactions                      7.75           .88          7.84           .89
 TOTAL FROM INVESTMENT OPERATIONS            7.63           .83          7.85           .88
-------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Distributions from net realized
  gains                                      (.15)           --          (.15)           --
 NET ASSET VALUE, END OF PERIOD            $18.31        $10.83        $18.58        $10.88
 TOTAL RETURN(B)                           70.85%         8.30%        72.55%         8.80%
-------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA                    2000        1999(a)         2000        1999(a)
-------------------------------------------------------------------------------------------
 NET ASSETS, END OF PERIOD (000)          $93,698       $46,551       $31,101        $8,381
 Average net assets (000)                 $69,491       $41,090       $17,429        $6,932
 RATIOS TO AVERAGE NET ASSETS:(D)
 Expenses, including distribution
  and service (12b-1) fees                  1.85%         2.34%(c)         .85%        1.34%(c)
 Expenses, excluding distribution
  and service (12b-1) fees                   .85%         1.34%(c)         .85%        1.34%(c)
 Net investment income (loss)              (.87)%       (1.18)%(c)         .12%       (.20)%(c)



(A) INFORMATION SHOWN IS FOR THE PERIOD 6-30-99 (WHEN SHARES WERE FIRST OFFERED) THROUGH 11-30-99.
(B) TOTAL RETURN DOES NOT CONSIDER THE EFFECTS OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH PERIOD REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE FULL YEAR ARE NOT ANNUALIZED.
(C)  ANNUALIZED.
(D)  NET OF MANAGEMENT FEE WAIVER.


--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
------------------------------------------------

PRUDENTIAL TECHNOLOGY FUND

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.


 CLASS A AND CLASS B SHARES (FISCAL PERIODS ENDED 11-30)


PER SHARE OPERATING                            CLASS A                       CLASS B
PERFORMANCE                              2000          1999(a)         2000          1999(a)
 NET ASSET VALUE, BEGINNING OF
  PERIOD                                    $13.44         $10.00         $13.40         $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss(d)                       (.11)          (.04)          (.23)          (.06)
 Net realized and unrealized gains
  on investment transactions                 (1.53)          3.80          (1.49)          3.78
 TOTAL FROM INVESTMENT OPERATIONS            (1.64)          3.76          (1.72)          3.72
-----------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Distributions from net realized
  gains                                       (.08)          (.32)          (.08)          (.32)
 NET ASSET VALUE, END OF PERIOD             $11.72         $13.44         $11.60         $13.40
 TOTAL RETURN(B)                          (12.39)%         37.59%       (13.03)%         37.19%
-----------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA                     2000         1999(a)          2000         1999(a)
-----------------------------------------------------------------------------------------------
 NET ASSETS, END OF PERIOD (000)          $107,924        $65,991       $230,357       $155,801
 Average net assets (000)                 $137,874        $46,443       $306,603        $97,787
 RATIOS TO AVERAGE NET ASSETS:(D)
 Expenses, including distribution
  and service (12b-1) fees                   1.08%          1.47%(c)         1.83%         2.22%(c)
 Expenses, excluding distribution
  and service (12b-1) fees                    .83%          1.22%(c)          .83%         1.22%(c)
 Net investment loss                        (.74)%        (1.00)%(c)       (1.49)%       (1.75)%(c)
 FOR CLASS A, B, C AND Z SHARES:
 Portfolio turnover rate                      151%            38%



(A) INFORMATION SHOWN IS FOR THE PERIOD 6-30-99 (WHEN SHARES WERE FIRST OFFERED) THROUGH 11-30-99.
(B) TOTAL RETURN DOES NOT CONSIDER THE EFFECTS OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH PERIOD REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. TOTAL RETURNS FOR PERIODS OF LESS THAN A FULL YEAR ARE NOT ANNUALIZED.
(C)  ANNUALIZED.
(D)  NET OF MANAGEMENT FEE WAIVER.


-------------------------------------------------------------------
50  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

PRUDENTIAL TECHNOLOGY FUND

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.


 CLASS C AND CLASS Z SHARES (FISCAL PERIODS ENDED 11-30)


                                                 CLASS C                            CLASS Z
PER SHARE OPERATING PERFORMANCE          2000             1999(a)            2000            1999(a)
 NET ASSET VALUE, BEGINNING OF
  PERIOD                                    $13.40            $10.00            $13.46           $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss(d)                       (.23)             (.07)             (.08)            (.03)
 Net realized and unrealized gains
  on investment transactions                 (1.49)             3.79             (1.54)            3.81
 TOTAL FROM INVESTMENT OPERATIONS            (1.72)             3.72             (1.62)            3.78
-------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Distributions from net realized
  gains                                       (.08)             (.32)             (.08)            (.32)
 NET ASSET VALUE, END OF PERIOD             $11.60            $13.40            $11.76           $13.46
 TOTAL RETURN(B)                          (13.03)%            37.19%          (12.23)%           37.79%
-------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA                     2000            1999(a)             2000           1999(a)
-------------------------------------------------------------------------------------------------------
 NET ASSETS, END OF PERIOD (000)           $83,717           $66,353           $16,386          $12,711
 Average net assets (000)                 $111,334           $46,510           $21,704           $8,743
 RATIOS TO AVERAGE NET ASSETS:(D)
 Expenses, including distribution
  and service (12b-1) fees                   1.83%             2.22%(c)           .83%            1.22%(c)
 Expenses, excluding distribution
  and service (12b-1) fees                    .83%             1.22%(c)           .83%            1.22%(c)
 Net investment loss                       (1.49)%           (1.75)%(c)         (.49)%           (.75)%(c)



(A) INFORMATION SHOWN IS FOR THE PERIOD 6-30-99 (WHEN SHARES WERE FIRST OFFERED) THROUGH 11-30-99.
(B) TOTAL RETURN DOES NOT CONSIDER THE EFFECTS OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH PERIOD REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. TOTAL RETURNS FOR PERIODS OF LESS THAN A FULL YEAR ARE NOT ANNUALIZED.
(C)  ANNUALIZED.
(D)  NET OF MANAGEMENT FEE WAIVER.


--------------------------------------------------------------------------------

THE PRUDENTIAL MUTUAL FUND FAMILY
-------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Please read the prospectus carefully before you invest or send money.

STOCK FUNDS
PRUDENTIAL EQUITY FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL STOCK INDEX FUND
PRUDENTIAL REAL ESTATE SECURITIES FUND
PRUDENTIAL SECTOR FUNDS, INC.
  PRUDENTIAL FINANCIAL SERVICES FUND
  PRUDENTIAL HEALTH SCIENCES FUND
  PRUDENTIAL TECHNOLOGY FUND
  PRUDENTIAL UTILITY FUND
PRUDENTIAL SMALL COMPANY FUND, INC.
PRUDENTIAL TAX-MANAGED FUNDS
  PRUDENTIAL TAX-MANAGED EQUITY FUND
PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.
PRUDENTIAL 20/20 FOCUS FUND
PRUDENTIAL U.S. EMERGING GROWTH FUND, INC.
PRUDENTIAL VALUE FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL JENNISON EQUITY OPPORTUNITY FUND
  PRUDENTIAL JENNISON GROWTH FUND
NICHOLAS-APPLEGATE FUND, INC.
  NICHOLAS-APPLEGATE GROWTH EQUITY FUND
TARGET FUNDS
  LARGE CAPITALIZATION GROWTH FUND
  LARGE CAPITALIZATION VALUE FUND
  SMALL CAPITALIZATION GROWTH FUND
  SMALL CAPITALIZATION VALUE FUND

ASSET ALLOCATION/BALANCED FUNDS
PRUDENTIAL DIVERSIFIED FUNDS
  CONSERVATIVE GROWTH FUND
  MODERATE GROWTH FUND
  HIGH GROWTH FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL ACTIVE BALANCED FUND
GLOBAL FUNDS
GLOBAL STOCK FUNDS
PRUDENTIAL EUROPE GROWTH FUND, INC.
PRUDENTIAL NATURAL RESOURCES FUND, INC.
PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL WORLD FUND, INC.
  PRUDENTIAL GLOBAL GROWTH FUND
  PRUDENTIAL INTERNATIONAL VALUE FUND
  PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND
GLOBAL UTILITY FUND, INC.
TARGET FUNDS
  INTERNATIONAL EQUITY FUND

GLOBAL BOND FUND
PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.

-------------------------------------------------------------------
52  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

-------------------------------------

BOND FUNDS
TAXABLE BOND FUNDS
PRUDENTIAL GOVERNMENT INCOME FUND, INC.
PRUDENTIAL HIGH YIELD FUND, INC.
PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.
PRUDENTIAL SHORT-TERM CORPORATE BOND FUND, INC.
  INCOME PORTFOLIO
PRUDENTIAL TOTAL RETURN BOND FUND, INC.
TARGET FUNDS
  TOTAL RETURN BOND FUND

TAX-EXEMPT BOND FUNDS
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA SERIES
  CALIFORNIA INCOME SERIES
PRUDENTIAL MUNICIPAL BOND FUND
  HIGH INCOME SERIES
  INSURED SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  FLORIDA SERIES
  NEW JERSEY SERIES
  NEW YORK SERIES
  PENNSYLVANIA SERIES
PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
CASH ACCUMULATION TRUST
  LIQUID ASSETS FUND
  NATIONAL MONEY MARKET FUND
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  MONEY MARKET SERIES
  U.S. TREASURY MONEY MARKET SERIES
PRUDENTIAL MONEYMART ASSETS, INC.
PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
  MONEY MARKET SERIES
TAX-FREE MONEY MARKET FUNDS
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA MONEY MARKET SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  NEW JERSEY MONEY MARKET SERIES
  NEW YORK MONEY MARKET SERIES
PRUDENTIAL TAX-FREE MONEY FUND, INC.

COMMAND FUNDS
COMMAND GOVERNMENT FUND
COMMAND MONEY FUND
COMMAND TAX-FREE FUND

INSTITUTIONAL MONEY MARKET FUND
PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.
  INSTITUTIONAL MONEY MARKET SERIES

--------------------------------------------------------------------------------

                                     NOTES
-------------------------------------------------------------------
54  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

                                     NOTES

--------------------------------------------------------------------------------

                                     NOTES
-------------------------------------------------------------------
56  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

                                     NOTES
--------------------------------------------------------------------------------

FOR MORE INFORMATION

Please read this prospectus before you invest in a Fund and keep it for future reference. For information or shareholder questions contact
PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 8098
PHILADELPHIA, PA 19101
(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)

Outside Brokers should contact
PRUDENTIAL INVESTMENT MANAGEMENT
SERVICES LLC
P.O. BOX 8310
PHILADELPHIA, PA 19101
(800) 778-8769
Visit Prudential's website at
http://www.prudential.com
Additional information about the Funds can be obtained without charge and can be found in the following documents
STATEMENT OF ADDITIONAL INFORMATION (SAI)
 (incorporated by reference into this prospectus)

ANNUAL REPORT
 (contains a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during the last fiscal year)

SEMI-ANNUAL REPORT

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows
BY MAIL
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
BY ELECTRONIC REQUEST
publicinfo@sec.gov
 (The SEC charges a fee to copy documents.)
IN PERSON
Public Reference Room in Washington, DC
 (For hours of operation, call
 1-202-942-8090)
VIA THE INTERNET
on the EDGAR Database at
http://www.sec.gov


CUSIP Numbers              NASDAQ Symbols


Prudential Financial Services Fund


  Class A Shares--74437K-10-3        PFSAX



  Class B Shares--74437K-20-2        PUFBX



  Class C Shares--74437K-30-1        PUFCX


  Class Z Shares--74437K-40-0        --

Prudential Health Sciences Fund


  Class A Shares--74437K-50-9        PHLAX



  Class B Shares--74437K-60-8        PHLBX



  Class C Shares--74437K-70-7        PHLCX


  Class Z Shares--74437K-80-6        --

Prudential Technology Fund


  Class A Shares--74437K-88-9        PTYAX



  Class B Shares--74437K-87-1        PTYBX



  Class C Shares--74437K-86-3        PTYCX



  Class Z Shares--74437K-85-5        PTFZX


Investment Company Act File No. 811-3175

 MF188A
[RECYCLED LOGO]
 Printed on Recycled Paper

                         PROSPECTUS AND FINANCIAL PRIVACY NOTICE   MARCH 9, 2001


   PRUDENTIAL
   UTILITY FUND

     FUND TYPE Stock

     OBJECTIVE Total return through capital appreciation and current income BUILD ON THE ROCK

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

                                                               [PRUDENTIAL LOGO]

TABLE OF CONTENTS
-------------------------------------


1       RISK/RETURN SUMMARY
1       Investment Objective and Principal Strategies
1       Principal Risks
3       Evaluating Performance
4       Fees and Expenses

6       HOW THE FUND INVESTS
6       Investment Objective and Policies
7       Other Investments and Strategies
10      Investment Risks

13      HOW THE FUND IS MANAGED
13      Board of Directors
13      Manager
13      Investment Adviser
14      Portfolio Managers
14      Distributor

15      FUND DISTRIBUTIONS AND TAX ISSUES
15      Distributions
16      Tax Issues
17      If You Sell or Exchange Your Shares

19      HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
19      How to Buy Shares
27      How to Sell Your Shares
31      How to Exchange Your Shares
32      Telephone Redemptions or Exchanges

34      FINANCIAL HIGHLIGHTS
34      Class A Shares
35      Class B Shares
36      Class C Shares
37      Class Z Shares

38      THE PRUDENTIAL MUTUAL FUND FAMILY

        FOR MORE INFORMATION (Back Cover)


-------------------------------------------------------------------
PRUDENTIAL UTILITY FUND                       [LOGO] (800) 225-1852

RISK/RETURN SUMMARY
-------------------------------------

This section highlights key information about the PRUDENTIAL UTILITY FUND, which we refer to as "the Fund." The Fund is a series of Prudential Sector Funds, Inc. ("the Company"). Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is TOTAL RETURN THROUGH A COMBINATION OF CAPITAL APPRECIATION AND CURRENT INCOME. This means that we seek investments whose price will increase as well as pay the Fund dividends and other income. We normally invest at least 80% of the Fund's total assets in equity-related and investment-grade debt securities of utility companies. These include electric, gas, gas pipeline, telephone, telecommunications, water, cable, airport, seaport and toll road companies. Some of these securities are issued by foreign companies. We may invest more than 5% of the Fund's assets in any one issuer.


    While we make every effort to achieve our objective, we can't guarantee success.


PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. The Fund is subject to risks of the utility industry, such as inflation and regulatory changes, because it concentrates its investments in utility securities. Since the Fund is a sector fund, its holdings can vary significantly from broad market indexes and performance of the Fund can deviate from the performance of the indexes. Since we invest in stocks, there is the risk that the price of a particular stock we own could go down, or pay lower-than-expected dividends. In addition to an individual stock losing value, the value of the equity markets or a sector of them could go down. Stock markets are volatile.
    Our investments in investment-grade debt securities involve market risk and credit risk. Market risk, which may affect an industry, a sector or the entire market, is the possibility that the market value of an investment may

-------------------------------------------------------------------
WE'RE VALUE INVESTORS
In deciding which stocks to buy, we use what is known as a value investment style. That is, we invest in stocks that we believe are undervalued, given the company's earnings, assets, cash flow and dividends. We consider selling a security if it has increased to the point where we no longer consider it to be undervalued.
-------------------------------------------------------------------
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

move up or down and that its movement may occur quickly or unpredictably. Credit risk is the possibility that an issuer of a debt obligation fails to pay the Fund interest or principal.
    Since the Fund invests in foreign securities, there are additional risks. Foreign markets are often more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to U.S. issuers. Changes in currency exchange rates can reduce or increase market performance.
    Some of our investment strategies--such as using derivatives--involve above-average risks. The Fund may use risk management techniques to try to preserve assets. We may use hedging techniques to try to enhance return. Derivatives may not fully offset the underlying positions and this could result in losses to the Fund that would not otherwise have occurred.
    As a nondiversified fund, we can invest more than 5% of the Fund's assets in the securities of any one issuer. Investing in a nondiversified fund involves greater risk than investing in a diversified mutual fund because a loss resulting from the decline in value of one security may represent a greater portion of the total assets of a nondiversifed fund.
    Like any mutual fund, an investment in the Fund could lose value, and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests--Investment Risks."
    An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
-------------------------------------------------------------------
2  PRUDENTIAL UTILITY FUND                                 [LOGO] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

EVALUATING PERFORMANCE
A number of factors--including risk--can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation for the last 10 years. The bar chart and table below demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual returns compare with those of a stock index and a group of similar mutual funds. Past performance does not mean that the Fund will achieve similar results in the future.

ANNUAL RETURNS* (CLASS B SHARES)
-------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1991  19.01%
1992   9.02%
1993  15.34%
1994  -8.51%
1995  24.80%
1996  21.16%
1997  26.80%
1998   7.18%
1999   3.17%
2000  33.91%

BEST QUARTER: 18.81% (3rd quarter of 2000) WORST QUARTER: -6.44% (1st quarter of
1999)

* THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF THE SALES CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN.

  AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-00)


                                     1 YR        5 YRS   10 YRS         SINCE INCEPTION
  Class A shares                         33.03%  18.42%  15.25%  13.84% (since 1-22-90)
  Class B shares                         33.91%  18.63%  14.96%  16.78% (since 8-10-81)
  Class C shares                         36.52%  18.49%     N/A   16.96% (since 8-1-94)
  Class Z shares                         40.29%     N/A     N/A   20.21% (since 3-1-96)
  S&P 500(2)                             -9.10%  18.33%  17.44%  N/A(2)
  Lipper Average(3)                       7.15%  15.17%  13.66%  N/A(3)



1 THE FUND'S RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND EXPENSES. WITHOUT THE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVER FOR CLASS A SHARES, THE RETURNS WOULD HAVE BEEN LOWER.
2 THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (S&P 500)--AN UNMANAGED INDEX OF 500 STOCKS OF LARGE U.S. COMPANIES--GIVES A BROAD LOOK AT HOW STOCK PRICES HAVE PERFORMED. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR OPERATING EXPENSES OF A MUTUAL FUND. THE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES AND OPERATING EXPENSES. S&P 500 RETURNS SINCE THE INCEPTION OF EACH CLASS ARE 16.27% FOR CLASS A, 16.22% FOR CLASS B, 20.10% FOR CLASS C AND 17.97% FOR CLASS Z SHARES. SOURCE: LIPPER INC.
3 THE LIPPER AVERAGE IS BASED ON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE LIPPER UTILITY FUNDS CATEGORY AND DOES NOT INCLUDE THE EFFECT OF ANY SALES CHARGES. AGAIN, THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES. LIPPER RETURNS SINCE THE INCEPTION OF EACH CLASS ARE 12.93% FOR CLASS A, 13.33% FOR CLASS B, 15.74% FOR CLASS C AND 15.57% FOR CLASS Z SHARES. SOURCE: LIPPER INC.

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

FEES AND EXPENSES
These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Fund--Class A, B, C and Z. Each share class has different sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."

  SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                 CLASS A     CLASS B     CLASS C     CLASS Z
  Maximum sales charge (load)
   imposed on purchases (as a
   percentage of offering
   price)                              5%        None          1%        None
  Maximum deferred sales
   charge (load) (as a
   percentage of the lower of
   original purchase price or
   sale proceeds)                    None       5%(2)       1%(3)        None
  Maximum sales charge (load)
   imposed on reinvested
   dividends and other
   distributions                     None        None        None        None
  Redemption fees                    None        None        None        None
  Exchange fee                       None        None        None        None

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)


                                 CLASS A     CLASS B     CLASS C     CLASS Z
  Management fees                    .41%        .41%        .41%        .41%
  + Distribution and service
   (12b-1) fees                      .30%(4)     1.00%      1.00%        None
  + Other expenses                   .13%        .13%        .13%        .13%
  = Total annual Fund
   operating expenses                .84%       1.54%       1.54%        .54%
  - Fee waiver                       .05%        None        None        None
  = NET ANNUAL FUND OPERATING
   EXPENSES                          .79%(4)     1.54%      1.54%        .54%


1 YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR PURCHASES AND SALES OF SHARES.
2 THE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B SHARES DECREASES BY 1% ANNUALLY TO 1% IN THE FIFTH AND SIXTH YEARS AND 0% IN THE SEVENTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES APPROXIMATELY SEVEN YEARS AFTER PURCHASE.
3 THE CDSC FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN 18 MONTHS OF PURCHASE.
4 FOR THE FISCAL YEAR ENDING 11-30-01, THE DISTRIBUTOR OF THE FUND HAS CONTRACTUALLY AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE (12b-1) fees for Class A shares to .25 of 1% of the average daily

-------------------------------------------------------------------
4  PRUDENTIAL UTILITY FUND                                 [LOGO] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

EXAMPLE
This example will help you compare the fees and expenses of the Fund's different share classes and compare the cost of investing in the Fund with the cost of investing in other mutual funds.
    The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A shares during the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                1 YR  3 YRS  5 YRS  10 YRS
  Class A shares                $577   $740   $917  $1,429
  Class B shares                $657   $786   $939  $1,537
  Class C shares                $355   $582   $931  $1,916
  Class Z shares                $ 55   $173   $302   $ 677


You would pay the following expenses on the same investment if you did not sell your shares:


                                1 YR  3 YRS  5 YRS  10 YRS
  Class A shares                $577   $740   $917  $1,429
  Class B shares                $157   $486   $839  $1,537
  Class C shares                $255   $582   $931  $1,916
  Class Z shares                $ 55   $173   $302   $ 677


--------------------------------------------------------------------------------

HOW THE FUND INVESTS
-------------------------------------

INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is TOTAL RETURN THROUGH A COMBINATION OF CAPITAL APPRECIATION AND CURRENT INCOME. This means we seek investments whose price will increase as well as pay the Fund dividends and other income. While we make every effort to achieve our objective, we can't guarantee success.
    In pursuing our objective, we normally invest at least 80% of the Fund's total assets in EQUITY-RELATED AND DEBT SECURITIES OF UTILITY COMPANIES. This means that we concentrate on companies in the electric, gas, gas pipeline, telephone, telecommunication, water, cable, airport, seaport and toll road industries. We buy equity-related securities including common stocks; nonconvertible preferred stocks; American Depositary Receipts (ADRs); warrants and rights that can be exercised to obtain stocks; investments in various types of business ventures, including partnerships and joint ventures; real estate investment trusts (REITs); and similar securities.

    We may also buy convertible securities. These are securities--like bonds, corporate notes and preferred stocks--that we can convert into the company's common stock or some other equity security. Generally, we consider selling a security when it has increased in value to the point where it is no longer undervalued in the opinion of the investment adviser.
    Our investment in debt securities, including corporate and government bonds, is limited to those rated investment-grade by a major rating service (such as BBB/Baa or above by Standard & Poor's Ratings Group or Moody's Investors Service, Inc., respectively) or, if not rated, to those we believe are of comparable quality. Obligations rated Baa have speculative characteristics. If the rating of a bond is downgraded after the Fund purchases it (or if the bond is no longer rated), we will not have to sell the bond, but we will take this into consideration in deciding whether the Fund should continue to hold the bond.

-------------------------------------------------------------------
OUR TOTAL RETURN STRATEGY
We look for stocks of companies that we believe will produce both above-average earnings and dividend growth over the long term. We also try to diversify within the utility industry to take advantage of opportunities that have arisen from deregulation.
-------------------------------------------------------------------
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6  PRUDENTIAL UTILITY FUND                                 [LOGO] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------

FOREIGN SECURITIES
We may invest up to 30% of the Fund's total assets in FOREIGN SECURITIES, including money market instruments and other investment-grade fixed-income securities, stocks and other equity-related securities. For purposes of the 30% limit, we do not consider ADRs and other similar receipts or shares to be foreign securities.

    For more information, see "Investment Risks" below and the Statement of Additional Information, "Description of the Funds, Their Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.
    The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies, we also may use the following investment strategies to try to increase the Fund's returns or protect its assets if market conditions warrant.

NON-UTILITY INVESTMENTS
The Fund may invest in securities of issuers not in the utility industry. These include stocks and fixed-income obligations, like corporate and government bonds and money market instruments.

TEMPORARY DEFENSIVE INVESTMENTS
In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's assets in money market instruments or short-term municipal obligations. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Fund's assets when the equity markets are unstable.

REPURCHASE AGREEMENTS
The Fund also may use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is, in effect, a
--------------------------------------------------------------------------------

HOW THE FUND INVESTS
------------------------------------------------

loan by the Fund. The Fund uses repurchase agreements for cash management purposes only.

DERIVATIVE STRATEGIES
We may use various derivative strategies to try to improve the Fund's returns. We may use hedging techniques to try to protect the Fund's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives--such as futures, options, foreign currency forward contracts and options on futures--involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment--a security, market index, currency, interest rate or some other benchmark--will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we may use may not match the Fund's underlying holdings.

OPTIONS. The Fund may purchase and sell put and call options on equity securities and stock indexes and foreign currencies traded on U.S. or foreign securities exchanges, on NASDAQ or in the over-the-counter market. An OPTION is the right to buy or sell securities or currencies in exchange for a premium. The Fund will sell only covered options.

FUTURES CONTRACTS AND RELATED OPTIONS
FOREIGN CURRENCY FORWARD CONTRACTS. The Fund may purchase and sell stock and bond index futures contracts and related options on stock and bond index futures. The Fund also may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts. A FUTURES CONTRACT is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. The Fund also may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A FOREIGN CURRENCY FORWARD CONTRACT is an obligation to buy or sell a given currency on a future date at a set price.
-------------------------------------------------------------------
8  PRUDENTIAL UTILITY FUND                                 [LOGO] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------

    For more information about these strategies, see the SAI, "Description of the Funds, Their Investments and Risks--Risk Management and Return Enhancement Strategies."

ADDITIONAL STRATEGIES

The Fund also follows certain policies when it BORROWS MONEY (the Fund can borrow up to 33 1/3% of the value of its total assets); LENDS ITS SECURITIES to others for cash management purposes (the Fund can lend up to 33 1/3% of the value of its total assets, including collateral received in the transaction); and HOLDS ILLIQUID SECURITIES (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, and cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

--------------------------------------------------------------------------------

HOW THE FUND INVESTS
------------------------------------------------

INVESTMENT RISKS
As noted, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Fund's principal investments and certain other non-principal investments the Fund may make. The investment types are listed in the order in which they normally will be used by the portfolio managers. See, too, "Description of the Funds, Their Investments and Risks" in the SAI.

  INVESTMENT TYPE

% OF FUND'S TOTAL ASSETS                  RISKS                          POTENTIAL REWARDS
--------------------------------------------------------------------------------------------------
  SECURITIES OF UTILITY COMPANIES         -- Inflationary and other      -- Potential for both
  AT LEAST 80%                                cost increases in              current income and
                                              fuel and                       capital appreciation
                                              other operating            -- Utilities are
                                              expenses                        regulated by the
                                          -- Utilities' earnings             government so
                                              growth may be slower           earnings are more
                                              than broad market              consistent and less
                                              indexes. Deregulation          susceptible to
                                              of utility companies           economic cycles
                                              may affect their           -- Most utility stocks
                                              earnings                        have higher yields
                                          -- Changes in regulatory           than other sectors of
                                              environment                    the market
                                          -- See equity-related          -- Deregulation of
                                              securities and fixed-           utility companies
                                              income obligations             may present
                                                                             opportunities for
                                                                             significant capital
                                                                             appreciation
--------------------------------------------------------------------------------------------------
  EQUITY-RELATED SECURITIES               -- Individual stocks           -- Historically, stocks
  UP TO 100%                                   could lose value               have outperformed
                                          -- The equity markets              other investments
                                              could go down,                 over the long term
                                              resulting in a             -- Generally, economic
                                              decline in value of            growth means higher
                                              the Fund's                     corporate profits,
                                              investments                    which lead to an
                                          -- Companies that pay              increase in stock
                                              dividends may not do           prices, known as
                                              so if they don't have          capital appreciation
                                              profits or adequate        -- May be a source of
                                              cash flow                      dividend income
                                          -- Changes in economic or
                                              political conditions,
                                              both domestic and
                                              international, may
                                              result in a decline
                                              in value of the
                                              Fund's investments
--------------------------------------------------------------------------------------------------

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10  PRUDENTIAL UTILITY FUND                                [LOGO] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------

  INVESTMENT TYPE (CONT'D)


% OF FUND'S TOTAL ASSETS                  RISKS                          POTENTIAL REWARDS
--------------------------------------------------------------------------------------------------
  FIXED-INCOME OBLIGATIONS                -- The Fund's holdings,        -- Bonds have generally
  UP TO 100%; USUALLY LESS THAN 15%           share price, yield             outperformed money
                                              and total return may           market instruments
                                              fluctuate in response          over the long term,
                                              to bond market                 with less risk than
                                              movements                      stocks
                                          -- Credit risk--the risk       -- Most bonds will rise
                                              that the default of             in value when
                                              an issuer would leave          interest rates fall
                                              the Fund with unpaid       -- Regular interest
                                              interest or                     income
                                              principal. The lower       -- Investment-grade bonds
                                              a bond's quality, the          have a lower risk of
                                              higher its potential           default than junk
                                              volatility                     bonds
                                          -- Market risk--the risk       -- High-quality debt
                                              that the market value          obligations generally
                                              of an investment may           are more secure than
                                              move up or down,               stocks since
                                              sometimes rapidly or           companies must pay
                                              unpredictably. Market          their debts before
                                              risk may affect an             they pay dividends
                                              industry, a sector or      -- Principal and interest
                                              the market as a whole           on government
                                          -- Interest rate                   securities may be
                                               risk--the risk that           guaranteed by the
                                              the value of most              issuing government
                                              bonds will fall when
                                              interest rates rise.
                                              The longer a bond's
                                              maturity and the
                                              lower its credit
                                              quality, the more its
                                              value typically
                                              falls. It can lead to
                                              price volatility
--------------------------------------------------------------------------------------------------
  FOREIGN SECURITIES                      -- Foreign markets,            -- Investors can
  UP TO 30%; USUALLY LESS THAN 15%            economies and                   participate in the
                                              political systems may          growth of foreign
                                              not be as stable as            markets and companies
                                              in the U.S.                    operating in those
                                          -- Currency risk--                 markets
                                              changing values of         -- May profit from
                                              foreign currencies             changing values of
                                              can cause losses               foreign currencies
                                          -- May be less liquid          -- Opportunities for
                                               than U.S. stocks and          diversification
                                              bonds
                                          -- Differences in foreign
                                              laws, accounting
                                              standards, public
                                              information, custody
                                              and settlement
                                              practices provide
                                              less reliable
                                              information on
                                              foreign investments
                                              and involve more risk
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

HOW THE FUND INVESTS
------------------------------------------------

  INVESTMENT TYPE (CONT'D)


% OF FUND'S TOTAL ASSETS                  RISKS                          POTENTIAL REWARDS
--------------------------------------------------------------------------------------------------
  DERIVATIVES                             -- The value of                -- The Fund could make
  UP TO 10%                                    derivatives (such as          money and protect
                                              futures and options)           against losses if the
                                              that are used to               investment analysis
                                              hedge a portfolio              proves correct
                                              security is                -- Derivatives that
                                              determined                      involve leverage
                                              independently from             could generate
                                              that security and              substantial gains at
                                              could result in a              low cost
                                              loss to the Fund when      -- One way to manage the
                                              the price movement of          Fund's risk/return
                                              the derivative does            balance is by locking
                                              not correlate with a           in the value of an
                                              change in the value            investment ahead of
                                              of the portfolio               time
                                              security
                                          -- Derivatives used for
                                               risk management may
                                              not have the intended
                                              effects and may
                                              result in losses or
                                              missed opportunities
                                          -- The other party to a
                                              derivatives contract
                                              could default
                                          -- Derivatives that
                                               involve leverage
                                              could magnify losses
                                          -- Certain types of
                                              derivatives involve
                                              costs to the Fund
                                              that can reduce
                                              returns
--------------------------------------------------------------------------------------------------
  ILLIQUID SECURITIES                     -- May be difficult to         -- May offer a more
  UP TO 15% OF NET ASSETS                     value precisely                attractive yield or
                                          -- May be difficult to             potential for growth
                                               sell at the time or           than more widely
                                              price desired                  traded securities
--------------------------------------------------------------------------------------------------
  MONEY MARKET INSTRUMENTS                -- Limits potential for        -- May preserve the
  UP TO 100% ON A TEMPORARY BASIS             capital appreciation           Fund's assets
                                          -- See credit risk and
                                              market risk (which
                                              are less of a concern
                                              for money market
                                              instruments)
--------------------------------------------------------------------------------------------------


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12  PRUDENTIAL UTILITY FUND                                [LOGO] (800) 225-1852

HOW THE FUND IS MANAGED
-------------------------------------

BOARD OF DIRECTORS
The Company's Board of Directors oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Company's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER
PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077


    Under a management agreement with the Fund, PIFM manages the Fund's investment operations and administers its business affairs. PIFM also is responsible for supervising the Fund's investment adviser. For the fiscal year ended November 30, 2000, the Fund paid PIFM management fees of .41% of the Fund's average net assets.


    PIFM and its predecessors have served as manager or administrator to investment companies since 1987. As of January 31, 2001, PIFM served as the manager to all 43 of the Prudential mutual funds, and as manager or administrator to 20 closed-end investment companies, with aggregate assets of approximately $109 billion.


INVESTMENT ADVISER

Jennison Associates LLC (Jennison) is the Fund's investment adviser and has served as such since September 18, 2000. Its address is 466 Lexington Avenue, New York, NY 10017. PIFM has responsibility for all investment advisory services, supervises Jennison and pays Jennison for its services. As of December 31, 2000, Jennison managed approximately $80.9 billion in assets. Jennison has served as an investment adviser to investment companies since 1990. The Prudential Investment Corporation (PIC) served as investment adviser from the Fund's inception through September 17, 2000. Jennison is a wholly-owned subsidiary of PIC. For the period January 1, 2000 through September 17, 2000, PIC was paid at the annual rate of .300% of the Fund's average net assets up to $250 million, .238% of the next $500 million, .203% of the next $750 million,
 .170% of the next $500 million, .140% of the next $2 billion, .122% of the next $2 billion and .105% of the Fund's average net assets over $6 billion. This is the same rate at which Jennison currently is being paid by PIFM.

--------------------------------------------------------------------------------

HOW THE FUND IS MANAGED
------------------------------------------------

PORTFOLIO MANAGERS
David A. Kiefer, Eric S. Philo and Shaun Hong are the portfolio managers of the Fund.

    DAVID A. KIEFER, CFA, a Senior Vice President of Jennison, has managed the Fund since 1994. He joined Prudential in 1986 and was previously a Managing Director of PIC. Mr. Kiefer holds a B.S. from Princeton University and an M.B.A. from Harvard Business School. He was awarded the Chartered Financial Analyst
(CFA) designation. As a value investor who concentrates on total return, Mr. Kiefer looks for companies that will produce a combination of current income and capital appreciation.

    ERIC S. PHILO, CFA, an Executive Vice President and a co-portfolio manager since September 2000, joined Jennison in May 1996 after 13 years with Goldman, Sachs & Co. At Goldman, Mr. Philo initially followed a variety of companies and industries, including capital goods, retailing, specialty and industrial chemicals, defense electronics, and printing. During his last nine years there, he followed publishing and media companies. While at Goldman, he was elected to INSTITUTIONAL INVESTOR's All-Star Team every year since 1987 and was elected to THE WALL STREET JOURNAL All-Star Stock Picking Team annually since its inception in 1993, ranking number one in his sector in 1994 and 1995. Mr. Philo is the primary author of a piece on publishing and the Internet entitled
CyberPublishing: A New Frontier in Content Liquidity (July 1995). He earned a B.A. from George Washington University and an M.B.A. from Columbia University Graduate School of Business. He was awarded the Chartered Financial Analyst
(CFA) designation.

    SHAUN HONG, CFA, a co-portfolio manager since September 2000, is a Vice President of Jennison since September 2000. Previously, he was a Vice President and equity research analyst of PIC. Prior to Prudential, Mr. Hong was employed as an analyst at Equinox Capital Management following the utility, consumer products, commodities and technology sectors from 1994-1999. Mr. Hong earned a B.S. from Carnegie Mellon University. He was awarded the Chartered Financial Analyst (CFA) designation.


DISTRIBUTOR
Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans under Rule 12b-1 of the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.
-------------------------------------------------------------------
14  PRUDENTIAL UTILITY FUND                                [LOGO] (800) 225-1852

FUND DISTRIBUTIONS
AND TAX ISSUES
-------------------------------------

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes DIVIDENDS of ordinary income and any realized net CAPITAL GAINS to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income taxes.
    Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified or tax-deferred plan or account.
    The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS
The Fund distributes DIVIDENDS of any net investment income to shareholders--typically once a quarter. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income whether or not they are reinvested in the Fund.
    The Fund also distributes realized net CAPITAL GAINS to shareholders-- typically once a year. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security--if a security is held more than one year before it is sold, LONG-TERM capital gains are taxed at the rate of 20% but if the security is held one year or less, SHORT-TERM capital gains are taxed at ordinary income rates of up to 39.6%. Different rates apply to corporate shareholders.
    For your convenience, Fund distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a
--------------------------------------------------------------------------------

FUND DISTRIBUTIONS
AND TAX ISSUES
------------------------------------------------

broker, you will receive a credit to your account. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.
    Fund distributions are generally taxable to you in the calendar year they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders generally are eligible for the 70% dividends-received deduction for certain dividends.

WITHHOLDING TAXES
If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your distributions and sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

IF YOU PURCHASE JUST BEFORE RECORD DATE

If you buy shares of the Fund just before the record date (the date that determines who receives the distribution), that distribution will be paid to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so

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16  PRUDENTIAL UTILITY FUND                                [LOGO] (800) 225-1852

FUND DISTRIBUTIONS
AND TAX ISSUES
------------------------------------------------


because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.


QUALIFIED AND TAX-DEFERRED RETIREMENT PLANS
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax unless you hold shares in a qualified or tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

-------------------------------------------------------------------
RECEIPTS FROM SALE  $        -->        +$  CAPITAL GAIN
                                            (taxes owed)

                                            OR

RECEIPTS FROM SALE  $        -->        -$  CAPITAL LOSS
                                            (offset against gain)

-------------------------------------------------------------------

    If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). If you acquire shares of the Fund and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.
--------------------------------------------------------------------------------

FUND DISTRIBUTIONS
AND TAX ISSUES
------------------------------------------------

    Exchanging your shares of the Fund for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.
    Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES
We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event" because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.
-------------------------------------------------------------------
18  PRUDENTIAL UTILITY FUND                                [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
-------------------------------------

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC
(PMFS) at (800) 225-1852 or contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 8179
PHILADELPHIA, PA 19101


    You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.
    Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge, or CDSC), but the operating expenses each year are higher than Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.
    When choosing a share class, you should consider the following:
     --    The amount of your investment

     -- The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

     --    The different sales charges that apply to each share class--
           Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC
     --    Whether you qualify for any reduction or waiver of sales charges
     -- The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase
     --    Whether you qualify to purchase Class Z shares.
    See "How to Sell Your Shares" for a description of the impact of CDSCs.

SHARE CLASS COMPARISON. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

                                   CLASS A           CLASS B          CLASS C         CLASS Z
  Minimum purchase amount(1)    $1,000          $1,000             $2,500          None
  Minimum amount for            $100            $100               $100            None
   subsequent purchases(1)
  Maximum initial sales charge  5% of the       None               1% of the       None
                                public                             public
                                offering price                     offering price
  Contingent Deferred Sales     None            If sold during:    1% on sales     None
   Charge (CDSC)(2)                             Year 1    5%       made within
                                                Year 2    4%       18 months of
                                                Year 3    3%       purchase(2)
                                                Year 4    2%
                                                Years 5/6  1%
                                                Year 7    0%
  Annual distribution and       .30 of 1%       1%                 1%              None
   service (12b-1) fees shown   (.25 of 1%
   as a percentage of average   currently)
   net assets(3)


1 THE MINIMUM INVESTMENT REQUIREMENTS DO NOT APPLY TO CERTAIN RETIREMENT AND EMPLOYEE SAVINGS PLANS AND CUSTODIAL ACCOUNTS FOR MINORS. THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT FOR PURCHASES MADE THROUGH THE AUTOMATIC INVESTMENT PLAN IS $50. FOR MORE INFORMATION, SEE "ADDITIONAL SHAREHOLDER SERVICES--AUTOMATIC INVESTMENT PLAN."
2 FOR MORE INFORMATION ABOUT THE CDSC AND HOW IT IS CALCULATED, SEE "HOW TO SELL YOUR SHARES--CONTINGENT DEFERRED SALES CHARGE (CDSC)." CLASS C SHARES BOUGHT BEFORE NOVEMBER 2, 1998 HAVE A 1% CDSC IF SOLD WITHIN ONE YEAR.
3 THESE DISTRIBUTION AND SERVICE FEES ARE PAID FROM THE FUND'S ASSETS ON A CONTINUOUS BASIS. THE SERVICE FEE FOR CLASS A, CLASS B AND CLASS C SHARES IS .25 OF 1%. THE DISTRIBUTION FEE FOR CLASS A SHARES IS LIMITED TO .30 OF 1% (INCLUDING THE .25 OF 1% SERVICE FEE) AND IS .75 OF 1% FOR CLASS B AND CLASS C SHARES. FOR THE FISCAL YEAR ENDING 11-30-01, THE DISTRIBUTOR OF THE FUND HAS CONTRACTUALLY AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE (12b-1) FEES FOR CLASS A SHARES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES.

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20  PRUDENTIAL UTILITY FUND                                [LOGO] (800) 225-1852
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HOW TO BUY, SELL AND
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REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

INCREASE THE AMOUNT OF YOUR INVESTMENT. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

                                       SALES CHARGE AS %      SALES CHARGE AS %         DEALER
        AMOUNT OF PURCHASE             OF OFFERING PRICE      OF AMOUNT INVESTED      REALLOWANCE
  Less than $25,000                                  5.00%                   5.26%            4.75%
  $25,000 to $49,999                                 4.50%                   4.71%            4.25%
  $50,000 to $99,999                                 4.00%                   4.17%            3.75%
  $100,000 to $249,999                               3.25%                   3.36%            3.00%
  $250,000 to $499,999                               2.50%                   2.56%            2.40%
  $500,000 to $999,999                               2.00%                   2.04%            1.90%
  $1 million and above*                               None                    None             None

* IF YOU INVEST $1 MILLION OR MORE, YOU CAN BUY ONLY CLASS A SHARES, UNLESS YOU QUALIFY TO BUY CLASS Z SHARES.

    To satisfy the purchase amounts above, you can:
     --    Invest with an eligible group of related investors
     -- Buy Class A shares of two or more Prudential mutual funds at the same time
     -- Use your RIGHTS OF ACCUMULATION, which allow you to combine the current value of Prudential mutual fund shares you already own with the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent if you qualify for Rights of Accumulation)
     -- Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other Prudential mutual funds within 13 months.

    The Distributor may reallow Class A's sales charge to dealers.
--------------------------------------------------------------------------------
                                                                              21
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HOW TO BUY, SELL AND
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BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

MUTUAL FUND PROGRAMS. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:
     -- Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades and charges its clients a management, consulting or other fee for its services, or
     -- Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Other investors pay no sales charge, including certain officers, employees or agents of Prudential and its affiliates, Prudential mutual funds, the subadvisers of the Prudential mutual funds and registered representatives and employees of brokers that have entered into a dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."

WAIVING CLASS C'S INITIAL SALES CHARGE
BENEFIT PLANS. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at
(800) 353-2847.
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22  PRUDENTIAL UTILITY FUND                                [LOGO] (800) 225-1852
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HOW TO BUY, SELL AND
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INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated (Prudential Securities) or one of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:
     --    Purchase your shares through an account at Prudential Securities,
     -- Purchase your shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation, or
     --    Purchase your shares through another broker.

    This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker, who may require any supporting documents they consider appropriate.

QUALIFYING FOR CLASS Z SHARES
BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:
     -- Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or
     -- Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.
    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class
--------------------------------------------------------------------------------
                                                                              23
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HOW TO BUY, SELL AND
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------------------------------------------------

of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Class Z shares can be purchased by any of the following:
     -- Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option,
     -- Current and former Directors/Trustees of the Prudential mutual funds (including the Company), and
     --    Prudential, with an investment of $10 million or more.

    In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.
    When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B Shares."
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24  PRUDENTIAL UTILITY FUND                                [LOGO] (800) 225-1852
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HOW TO BUY, SELL AND
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------------------------------------------------

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Company's Board. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily.
    We determine the NAV of our shares once each business day at 4:15 p.m. New York time on days that the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on most national holidays and Good Friday. Because the Fund invests in foreign securities, its NAV can change on days when you cannot buy or sell shares. We do not determine the NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect the NAV.

WHAT PRICE WILL YOU PAY FOR SHARES OF THE FUND?
For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

-------------------------------------------------------------------
MUTUAL FUND SHARES
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. stock in its portfolio and the price of ACME stock goes up, while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.
-------------------------------------------------------------------
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101

AUTOMATIC INVESTMENT PLAN. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

RETIREMENT PLAN SERVICES. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

THE PRUTECTOR PROGRAM. Optional group term life insurance--which protects the value of your Prudential mutual fund investment for your beneficiaries against market declines--is available to investors who purchase their shares through Prudential. Eligible investors who apply for PruTector coverage after the initial 6-month enrollment period will need to provide satisfactory
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26  PRUDENTIAL UTILITY FUND                                [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

evidence of insurability. This insurance is subject to other restrictions and is not available in all states.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.

HOW TO SELL YOUR SHARES
You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions.
    When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, your broker must receive your order to sell by 4:15 p.m. New York time to process the sale on that day. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 8149
PHILADELPHIA, PA 19101

    Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
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------------------------------------------------

RESTRICTIONS ON SALES

There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. As permitted by the Securities and Exchange Commission, this may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

    If you are selling more than $100,000 of shares, you want the redemption proceeds payable to or sent to someone or some place that is not in our records or you are a business or a trust and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGE (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase (one year for Class C shares purchased before November 2, 1998), you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:
     -- Amounts representing shares you purchased with reinvested dividends and distributions
     -- Amounts representing the increase in NAV above the total amount of payments for shares made during the past six years for Class B shares (five years for Class B shares purchased before January 22, 1990) and 18 months for Class C shares (one year for Class C shares purchased before November 2, 1998)
     -- Amounts representing the cost of shares held beyond the CDSC period (six years for Class B shares and 18 months for Class C shares)
     -- Amounts representing the cost of shares acquired prior to July 1, 1985.

    Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.
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28  PRUDENTIAL UTILITY FUND                                [LOGO] (800) 225-1852
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HOW TO BUY, SELL AND
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------------------------------------------------

    Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.
    As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 18 months of purchase (one year for Class C shares purchased before November 2, 1998). For both Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.
    The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:

     -- After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability

     -- To provide for certain distributions--made without IRS penalty--from a tax-deferred retirement plan, IRA or Section 403(b) custodial account

     --    On certain sales effected through a Systematic Withdrawal Plan.

    For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charge--Class B Shares."
--------------------------------------------------------------------------------
                                                                              29
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HOW TO BUY, SELL AND
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------------------------------------------------

WAIVER OF THE CDSC--CLASS C SHARES
BENEFIT PLANS. The CDSC will be waived for purchases by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."
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30  PRUDENTIAL UTILITY FUND                                [LOGO] (800) 225-1852
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HOW TO BUY, SELL AND
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RETIREMENT PLANS
To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES
You can exchange your shares of the Fund for shares of the same class in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange
Class A shares of the Fund for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.
    If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157
PHILADELPHIA, PA 19101

    There is no sales charge for such exchanges. However, if you exchange--and then sell--Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding period for CDSC liability.
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                                                                              31
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HOW TO BUY, SELL AND
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------------------------------------------------

    Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."
    If you own Class B or Class C shares and qualify to purchase Class A shares without paying an initial sales charge, we will automatically exchange your Class B or Class C shares which are not subject to a CDSC for Class A shares. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.

FREQUENT TRADING

Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume or frequency of trading. The Fund will notify a market timer of rejection of an exchange or purchase order. If the Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.


TELEPHONE REDEMPTIONS OR EXCHANGES
You may redeem or exchange your shares in any amount by calling the Fund at
(800) 225-1852. In order to redeem or exchange your shares by
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telephone, you must call the Fund before 4:15 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV.
    The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.
    In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.
    The telephone redemption or exchange privilege may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.
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                                                                              33

FINANCIAL HIGHLIGHTS
-------------------------------------


The financial highlights will help you evaluate the Fund's financial performance for the six most recent fiscal periods. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.

    Review each chart with the financial statements and report of independent accountants, which appear in the annual report and the SAI and are available upon request. Additional performance information for each share class is contained in the annual report, which you can receive at no charge.

CLASS A SHARES

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.


 CLASS A SHARES (FISCAL PERIODS ENDED 11-30(a))


PER SHARE OPERATING PERFORMANCE      2000(c)          1999(c)        1998(c)        1997(c)        1996(c)          1995
 NET ASSET VALUE, BEGINNING OF
  PERIOD                                 $11.02           $12.06         $12.33        $10.88          $9.87           $8.27
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income                      .29              .27            .30           .34            .32             .30
 Net realized and unrealized
  gains (losses) on investment
  and foreign currency
  transactions                             2.85              .14            .69          2.53           1.80            1.79
 TOTAL FROM INVESTMENT
  OPERATIONS                               3.14              .41            .99          2.87           2.12            2.09
----------------------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                                   (.21)            (.27)          (.32)         (.32)          (.32)           (.30)
 Distributions in excess of net
  investment income                          --             (.03)            --            --             --              --
 Distributions from net
  realized gains                           (.21)           (1.15)          (.94)        (1.10)          (.79)           (.19)
 TOTAL DISTRIBUTIONS                       (.42)           (1.45)         (1.26)        (1.42)         (1.11)           (.49)
 NET ASSET VALUE, END OF PERIOD          $13.74           $11.02         $12.06        $12.33         $10.88           $9.87
 TOTAL RETURN(b)                         28.85%            3.64%          7.98%        27.77%         22.09%          25.74%
----------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA                  2000             1999           1998          1997           1996            1995
----------------------------------------------------------------------------------------------------------------------------
 NET ASSETS, END OF PERIOD
  (000,000)                              $3,348           $2,440         $2,741        $2,583         $2,023          $1,709
 Average net assets (000,000)            $3,011           $2,691         $2,652        $2,201         $1,786          $1,440
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including
  distribution and service
  (12b-1) fees(d)                          .79%             .78%(e)         .78%         .82%           .86%            .88%
 Expenses, excluding
  distribution and service
  (12b-1) fees                             .54%             .53%(e)         .53%         .57%           .61%            .63%
 Net investment income                    2.30%            2.45%(e)        2.43%        2.95%          3.10%           3.12%
 FOR CLASS A, B, C AND Z
  SHARES:
 Portfolio turnover rate                    31%              19%            17%           15%            17%             14%



(a) FISCAL PERIODS BEFORE 1999 ENDED ON DECEMBER 31. INFORMATION FOR 1999 IS FOR 11 MONTHS.
(b) TOTAL RETURN DOES NOT CONSIDER THE EFFECTS OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH PERIOD REPORTED AND INCLUDES DIVIDENDS AND DISTRIBUTIONS. TOTAL RETURNS FOR PERIODS LESS THAN ONE FULL YEAR ARE NOT ANNUALIZED.
(c)  CALCULATED BASED UPON WEIGHTED AVERAGE SHARES OUTSTANDING DURING THE
     PERIOD.
(d) THE DISTRIBUTOR OF THE FUND AGREED TO LIMIT ITS DISTRIBUTION AND SERVICE (12b-1) FEES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES.
(e)  ANNUALIZED.



-------------------------------------------------------------------
34  PRUDENTIAL UTILITY FUND                                [LOGO] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS B SHARES

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.


 CLASS B SHARES (FISCAL PERIODS ENDED 11-30(a))


PER SHARE OPERATING PERFORMANCE         2000(c)         1999(c)          1998(c)       1997(c)       1996(c)        1995
 NET ASSET VALUE, BEGINNING OF
  PERIOD                                   $11.02           $12.05          $12.32        $10.88         $9.87         $8.26
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                        .21              .19             .21           .25           .24           .22
 Net realized and unrealized gains
  (losses) on investment and
  foreign currency transactions              2.83              .13             .69          2.53          1.80          1.80
 TOTAL FROM INVESTMENT OPERATIONS            3.04              .32             .90          2.78          2.04          2.02
----------------------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                                     (.14)            (.19)           (.23)         (.24)         (.24)         (.22)
 Distributions in excess of net
  investment income                            --             (.01)             --            --            --            --
 Distributions from net realized
  gains                                      (.21)           (1.15)           (.94)        (1.10)         (.79)         (.19)
 TOTAL DISTRIBUTIONS                         (.35)           (1.35)          (1.17)        (1.34)        (1.03)         (.41)
 NET ASSET VALUE, END OF PERIOD            $13.71           $11.02          $12.05        $12.32        $10.88         $9.87
 TOTAL RETURN(b)                           27.81%            2.98%           7.18%        26.80%        21.16%        24.80%
----------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA                    2000             1999            1998          1997          1996          1995
----------------------------------------------------------------------------------------------------------------------------
 NET ASSETS, END OF PERIOD
  (000,000)                                  $917           $1,306          $1,990        $2,132        $2,137        $2,355
 Average net assets (000,000)              $1,123           $1,691          $2,120        $2,059        $2,184        $2,450
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  and service (12b-1) fees                  1.54%          1.53%(c)          1.53%         1.57%         1.61%         1.63%
 Expenses, excluding distribution
  and service (12b-1) fees                   .54%           .53%(c)           .53%          .57%          .61%          .63%
 Net investment income                      1.63%          1.71%(c)          1.67%         2.20%         2.35%         2.37%



(a) FISCAL YEARS BEFORE 1999 ENDED ON DECEMBER 31. INFORMATION FOR 1999 IS FOR 11 MONTHS.
(b) TOTAL RETURN DOES NOT CONSIDER THE EFFECTS OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH PERIOD REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. TOTAL RETURNS FOR PERIODS LESS THAN ONE FULL YEAR ARE NOT ANNUALIZED.
(c)  CALCULATED BASED UPON WEIGHTED AVERAGE SHARES OUTSTANDING DURING THE
     PERIOD.
(d)  ANNUALIZED.



--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS C SHARES

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.


 CLASS C SHARES (FISCAL PERIODS ENDED 11-30(a))


PER SHARE OPERATING PERFORMANCE         2000(d)          1999(d)          1998(d)        1997(d)        1996(d)        1995
 NET ASSET VALUE, BEGINNING OF
  PERIOD                                    $11.02           $12.05           $12.32         $10.88         $9.87         $8.26
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                         .19              .19              .21            .25           .24           .22
 Net realized and unrealized gains
  (losses) on investment and
  foreign currency transactions               2.85              .13              .69           2.53          1.80          1.80
 TOTAL FROM INVESTMENT OPERATIONS             3.04              .32              .90           2.78          2.04          2.02
-------------------------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                                      (.14)            (.19)            (.23)          (.24)         (.24)         (.22)
 Distributions in excess of net
  investment income                             --             (.01)              --             --            --            --
 Distributions from net realized
  gains                                       (.21)           (1.15)            (.94)         (1.10)         (.79)         (.19)
 TOTAL DISTRIBUTIONS                          (.35)           (1.35)           (1.17)         (1.34)        (1.03)         (.41)
 NET ASSET VALUE, END OF PERIOD             $13.71           $11.02           $12.05         $12.32        $10.88         $9.87
 TOTAL RETURN(b)                            27.81%            2.98%            7.18%         26.80%        21.16%        24.80%
-------------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA                     2000             1999             1998           1997          1996          1995
-------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS, END OF PERIOD (000)           $35,725          $20,550          $27,072        $13,490        $6,001        $3,455
 Average net assets (000)                  $24,061          $24,448          $20,309         $9,424        $4,517        $2,181
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  fees                                       1.54%            1.53%(c)         1.53%          1.57%         1.61%         1.63%
 Expenses, excluding distribution
  fees                                        .54%             .53%(c)          .53%           .57%          .61%          .63%
 Net investment income                       1.54%            1.71%(c)         1.71%          2.20%         2.35%         2.37%



(a) FISCAL PERIODS BEFORE 1999 ENDED ON DECEMBER 31. INFORMATION FOR 1999 IS FOR 11 MONTHS.
(b) TOTAL RETURN DOES NOT CONSIDER THE EFFECTS OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH PERIOD REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. TOTAL RETURNS FOR PERIODS LESS THAN ONE FULL YEAR ARE NOT ANNUALIZED.
(c)  ANNUALIZED.
(d)  CALCULATED BASED UPON WEIGHTED AVERAGE SHARES OUTSTANDING DURING THE
     PERIOD.



-------------------------------------------------------------------
36  PRUDENTIAL UTILITY FUND                                [LOGO] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS Z SHARES

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.


 CLASS Z SHARES (FISCAL PERIODS ENDED 11-30(a))


PER SHARE OPERATING PERFORMANCE              2000(e)        1999(e)          1998(e)        1997(e)      1996(b),(e)
 NET ASSET VALUE, BEGINNING OF PERIOD            $11.02         $12.07           $12.34         $10.88         $10.05
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                              .31            .30              .34            .36            .29
 Net realized and unrealized gains on
  investment and foreign currency
  transactions                                     2.87            .13              .69           2.54           1.67
 TOTAL FROM INVESTMENT OPERATIONS                  3.18            .43             1.03           2.90           1.96
---------------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income              (.23)          (.30)            (.36)          (.34)          (.34)
 Distributions in excess of net
  investment income                                  --           (.03)              --             --             --
 Distributions from net realized gains             (.21)         (1.15)            (.94)         (1.10)          (.79)
 TOTAL DISTRIBUTIONS                               (.44)         (1.48)           (1.30)         (1.44)         (1.13)
 NET ASSET VALUE, END OF PERIOD                  $13.76         $11.02           $12.07         $12.34         $10.88
 TOTAL RETURN(c)                                 29.13%          3.91%            8.24%         28.15%         20.11%
---------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA                          2000           1999             1998           1997         1996(b)
---------------------------------------------------------------------------------------------------------------------
 NET ASSETS, END OF PERIOD (000)                $66,422        $35,201          $46,642        $41,904        $34,446
 Average net assets (000)                       $48,486        $42,002          $46,093        $35,994        $34,291
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution fees             .54%           .53%(d)          .53%           .57%           .61%(d)
 Expenses, excluding distribution fees             .54%           .53%(d)          .53%           .57%           .61%(d)
 Net investment income                            2.51%          2.70%(d)         2.68%          3.20%          3.35%(d)



(a) FISCAL PERIODS BEFORE 1999 ENDED ON DECEMBER 31. INFORMATION FOR 1999 IS FOR 11 MONTHS.
(b) INFORMATION SHOWN IS FOR THE PERIOD 3-1-96 (WHEN CLASS Z SHARES WERE FIRST OFFERED) THROUGH 12-31-96.
(c) TOTAL RETURN DOES NOT CONSIDER THE EFFECTS OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH PERIOD REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE FULL YEAR ARE NOT ANNUALIZED.
(d)  ANNUALIZED.
(e)  CALCULATED BASED UPON WEIGHTED AVERAGE SHARES OUTSTANDING DURING THE
     PERIOD.



--------------------------------------------------------------------------------

THE PRUDENTIAL MUTUAL FUND FAMILY
-------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Please read the prospectus carefully before you invest or send money.

STOCK FUNDS
PRUDENTIAL EQUITY FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL STOCK INDEX FUND
PRUDENTIAL REAL ESTATE SECURITIES FUND
PRUDENTIAL SECTOR FUNDS, INC.
  PRUDENTIAL FINANCIAL SERVICES FUND
  PRUDENTIAL HEALTH SCIENCES FUND
  PRUDENTIAL TECHNOLOGY FUND
  PRUDENTIAL UTILITY FUND
PRUDENTIAL SMALL COMPANY FUND, INC.
PRUDENTIAL TAX-MANAGED FUNDS
  PRUDENTIAL TAX-MANAGED EQUITY FUND
PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.
PRUDENTIAL 20/20 FOCUS FUND
PRUDENTIAL U.S. EMERGING GROWTH FUND, INC.
PRUDENTIAL VALUE FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL JENNISON EQUITY OPPORTUNITY FUND
  PRUDENTIAL JENNISON GROWTH FUND
NICHOLAS-APPLEGATE FUND, INC.
  NICHOLAS-APPLEGATE GROWTH EQUITY FUND
TARGET FUNDS
  LARGE CAPITALIZATION GROWTH FUND
  LARGE CAPITALIZATION VALUE FUND
  SMALL CAPITALIZATION GROWTH FUND
  SMALL CAPITALIZATION VALUE FUND

ASSET ALLOCATION/BALANCED FUNDS
PRUDENTIAL DIVERSIFIED FUNDS
  CONSERVATIVE GROWTH FUND
  MODERATE GROWTH FUND
  HIGH GROWTH FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL ACTIVE BALANCED FUND
GLOBAL FUNDS
GLOBAL STOCK FUNDS
PRUDENTIAL EUROPE GROWTH FUND, INC.
PRUDENTIAL NATURAL RESOURCES FUND, INC.
PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL WORLD FUND, INC.
  PRUDENTIAL GLOBAL GROWTH FUND
  PRUDENTIAL INTERNATIONAL VALUE FUND
  PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND
GLOBAL UTILITY FUND, INC.
TARGET FUNDS
  INTERNATIONAL EQUITY FUND

GLOBAL BOND FUND
PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.

---------------------------------------------------------------------------
38  PRUDENTIAL UTILITY FUND                                [LOGO] (800) 225-1852

-------------------------------------

BOND FUNDS
TAXABLE BOND FUNDS
PRUDENTIAL GOVERNMENT INCOME FUND, INC.
PRUDENTIAL HIGH YIELD FUND, INC.
PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.
PRUDENTIAL SHORT-TERM CORPORATE BOND FUND, INC.
  INCOME PORTFOLIO
PRUDENTIAL TOTAL RETURN BOND FUND, INC.
TARGET FUNDS
  TOTAL RETURN BOND FUND

TAX-EXEMPT BOND FUNDS
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA SERIES
  CALIFORNIA INCOME SERIES
PRUDENTIAL MUNICIPAL BOND FUND
  HIGH INCOME SERIES
  INSURED SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  FLORIDA SERIES
  NEW JERSEY SERIES
  NEW YORK SERIES
  PENNSYLVANIA SERIES
PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
CASH ACCUMULATION TRUST
  LIQUID ASSETS FUND
  NATIONAL MONEY MARKET FUND
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  MONEY MARKET SERIES
  U.S. TREASURY MONEY MARKET SERIES
PRUDENTIAL MONEYMART ASSETS, INC.
PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
  MONEY MARKET SERIES

TAX-FREE MONEY MARKET FUNDS
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA MONEY MARKET SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  NEW JERSEY MONEY MARKET SERIES
  NEW YORK MONEY MARKET SERIES
PRUDENTIAL TAX-FREE MONEY FUND, INC.

COMMAND FUNDS
COMMAND GOVERNMENT FUND
COMMAND MONEY FUND
COMMAND TAX-FREE FUND

INSTITUTIONAL MONEY MARKET FUND
PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.

  INSTITUTIONAL MONEY MARKET SERIES



--------------------------------------------------------------------------------

                                     Notes


---------------------------------------------------------------------------

40  PRUDENTIAL UTILITY FUND                                [LOGO] (800) 225-1852

                                     Notes


--------------------------------------------------------------------------------

FOR MORE INFORMATION



Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact


PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 8098
PHILADELPHIA, PA 19101
(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)



Outside Brokers should contact

PRUDENTIAL INVESTMENT MANAGEMENT
SERVICES LLC
P.O. BOX 8310
PHILADELPHIA, PA 19101
(800) 778-8769

Visit Prudential's website at

http://www.prudential.com

Additional information about the Fund can be obtained without charge and can be found in the following documents

STATEMENT OF ADDITIONAL INFORMATION (SAI)
 (incorporated by reference into this prospectus)

ANNUAL REPORT
 (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)

SEMI-ANNUAL REPORT


You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows

BY MAIL
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
 (The SEC charges a fee to copy documents.)
BY ELECTRONIC REQUEST
publicinfo@sec.gov

IN PERSON

Public Reference Room in Washington, DC
 (For hours of operation, call
 1-202-942-8090)

VIA THE INTERNET
on the EDGAR Database at
http://www.sec.gov



CUSIP Numbers              NASDAQ Symbols



Class A Shares--74437K814      PRUAX



Class B Shares--74437K822      PRUTX



Class C Shares--74437K830      PCUFX



Class Z Shares--74437K848      PRUZX



Investment Company Act File No. 811-3175


 MF105A
[RECYCLED LOGO]
 Printed on Recycled Paper

                         PRUDENTIAL SECTOR FUNDS, INC.
                      STATEMENT OF ADDITIONAL INFORMATION
                              DATED MARCH 9, 2001


    Prudential Sector Funds, Inc. (the Company), is an open-end, management investment company presently consisting of the following four series: Prudential Financial Services Fund, Prudential Health Sciences Fund, Prudential Technology Fund and Prudential Utility Fund (each a Fund and collectively, the Funds). Each of the Funds is a non-diversified series that focuses its investments on companies in a given sector.

    THE INVESTMENT OBJECTIVE OF PRUDENTIAL FINANCIAL SERVICES FUND IS LONG-TERM CAPITAL APPRECIATION. The Fund seeks to achieve its objective by investing primarily in equity-related securities of U.S. companies in the banking and financial services group of industries. Under normal circumstances, the Fund intends to invest at least 65% of its assets in such securities.

    THE INVESTMENT OBJECTIVE OF PRUDENTIAL HEALTH SCIENCES FUND IS LONG-TERM CAPITAL APPRECIATION. The Fund seeks to achieve its objective by investing primarily in equity-related securities of U.S. companies engaged in the drug, health care, medicine, medical device and biotechnology group of industries. Under normal circumstances, the Fund intends to invest at least 65% of its assets in such securities.

    THE INVESTMENT OBJECTIVE OF PRUDENTIAL TECHNOLOGY FUND IS LONG-TERM CAPITAL APPRECIATION. The Fund seeks to achieve its objective by investing primarily in equity-related securities of U.S. companies that its investment adviser expects will derive or that already derive a substantial portion of their sales from products or services in technology and technology-related activities. Under normal circumstances, the Fund intends to invest at least 65% of its assets in such securities.

    THE INVESTMENT OBJECTIVE OF PRUDENTIAL UTILITY FUND IS TO SEEK TOTAL RETURN THROUGH A COMBINATION OF CURRENT INCOME AND CAPITAL APPRECIATION. The Fund seeks to achieve its objective through investment in equity-related and debt securities of utility companies, which include electric, gas, gas pipeline, telephone, telecommunications, water, cable, airport, seaport and toll road companies. In normal circumstances, the Fund intends to invest at least 80% of its assets in such securities. It is anticipated that the Fund will invest primarily in common stocks of utility companies that its Subadviser believes have the potential for total return; however, the Fund may invest primarily in preferred stocks and debt securities of utility companies when it appears that the Fund will be better able to achieve its investment objective through investments in such securities.

    There can be no assurance that a Fund's investment objective will be achieved. See "Description of the Funds, Their Investments and Risks."

    The Company's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


    This Statement of Additional Information is not a prospectus and should be read in conjunction with Prudential Utility Fund's Prospectus dated March 9, 2001, or the Prospectus of Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund dated March 9, 2001. A copy of either Prospectus may be obtained at no charge from the Company upon request at the address or telephone number noted above.


                               TABLE OF CONTENTS


                                                                  PAGE
                                                              ------------
Company History.............................................  B-2
Description of the Funds, Their Investments and Risks.......  B-2
Investment Restrictions.....................................  B-18
Management of the Company...................................  B-20
Control Persons and Principal Holders of Securities.........  B-24
Investment Advisory and Other Services......................  B-24
Brokerage Allocation and Other Practices....................  B-30
Capital Shares, Other Securities and Organization...........  B-32
Purchase, Redemption and Pricing of Fund Shares.............  B-33
Shareholder Investment Account..............................  B-44
Net Asset Value.............................................  B-48
Taxes, Dividends and Distributions..........................  B-49
Performance Information.....................................  B-52
Financial Statements........................................  B-55
Reports of Independent Accountants..........................  B-77, B-99,
                                                              B-122, B-150
Appendix I--General Investment Information..................  I-1
Appendix II--Historical Performance Data....................  II-1


--------------------------------------------------------------------------------

MF188B

                                COMPANY HISTORY

    The Company was incorporated in Maryland on April 29, 1981. At a special meeting held on July 19, 1994, shareholders approved an amendment to the Company's Articles of Incorporation to change the Company's name from Prudential-Bache Utility Fund, Inc. to Prudential Utility Fund, Inc. Effective May 17, 1999, the Company's name changed from Prudential Utility Fund, Inc. to Prudential Sector Funds, Inc. in conjunction with the creation of Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund, and Prudential Utility Fund became a fourth series of the Company.

             DESCRIPTION OF THE FUNDS, THEIR INVESTMENTS AND RISKS

    CLASSIFICATION. The Company is an open-end, management investment company. Each Fund is non-diversified.

    INVESTMENT STRATEGIES, POLICIES AND RISKS. Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund each have an investment objective of long-term capital appreciation. Under normal circumstances each Fund, other than Prudential Utility Fund, intends to invest at least 65% of its total assets in equity-related securities of U.S. companies within its sector. Prudential Utility Fund's investment objective is to seek total return through a combination of current income and capital appreciation. Prudential Utility Fund intends to invest at least 80% of its total assets in equity-related and debt securities of utility companies. While the principal investment policies and strategies for seeking to achieve each Fund's objective are described in that Fund's Prospectus, each Fund may from time to time use the securities, instruments, principal and non-principal policies and strategies that are further described below in seeking to achieve its objective. A Fund may not be successful in achieving its objective and you could lose money.

    Each Fund will concentrate its investments in the sector or industry as described in its Prospectus.

    Prudential Financial Services Fund concentrates its investments in the following industries: monetary authorities, credit institutions, securities and commodity institutions, and insurance carriers and related institutions. These industries include the following companies:

Major banks                    Savings & loan associations    Property/casualty insurers
Mid-sized banks                Finance companies              Multi-line insurers
Smaller banks                  Investment banking/brokers     Life insurance
Non-U.S. banks                 Investment managers            Accident and health insurance
                               Diversified financial
Real estate investment trusts  services                       Specialty insurers
Rental/leasing companies       Mutual Funds                   Insurance brokers

    Prudential Health Sciences Fund concentrates its investments in the following industries: hospitals, nursing and residential care, health and medical insurance carriers, pharmaceutical and medicine companies, and medical equipment and supply companies. These industries include the following companies:

Major pharmaceuticals          Medical specialties            Medical nursing services
Specialty pharmaceuticals      Healthcare providers           Healthcare information
(including                     (including                     services
  drug delivery)               assisted living)               Other healthcare services
Other pharmaceuticals          Managed care                   (including
Generic drugs                  Drug/medical/dental            providers of outsourcing
Biotechnology                  distribution                   services)
Medical devices/equipment      Hospital management            Contract research
                               Assisted living services       organizations

    Prudential Technology Fund concentrates its investments in the following industries: computers and electronics and electronic equipment. These industries include the following companies:

Semiconductors                 Electronic components          Diversified electronic
                                                              products
Telecommunications equipment   Military/government            Aerospace
Precision instruments          Electronic data processing     E.D.P. peripherals
                               (EDP)
Office/plant automation        Computer communications        Electronic production
Consumer                       E.D.P. services                Computer software
electronics/applications
Electronics distributors       Internet services              Financial publishing/services
Media conglomerates            Broadcasting                   Cable television
Major U.S. telecommunications  Other                          Cellular telephone
                               telephone/communications

    Prudential Utility Fund invests in utility companies, including companies in the following businesses:


Electric                       Telecommunications             Airport
Gas                            Water                          Seaport
Gas pipeline                   Cable                          Toll road
Telephone


    Where the focus of one Fund may overlap with that of another Fund, both Funds may invest in securities of the same issuer.

FOREIGN SECURITIES

    Each Fund, except for Prudential Utility Fund (which may invest up to 30% of its total assets), may invest up to 35% of its total assets in foreign money market instruments and debt and equity securities. American Depositary Receipts
(ADRs) and American Depositary Shares (ADSs) are not considered foreign securities within this limitation. In many instances, foreign debt securities may provide higher yields but may be subject to greater fluctuations in price than securities of domestic issuers which have similar maturities and quality. Under certain market conditions, these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. government, its instrumentalities or agencies.

    Foreign securities involve certain risks that should be considered carefully by an investor in a Fund. These risks include exchange rate fluctuations, political, social or economic instability of the country of issue, diplomatic developments which could affect the assets of a Fund held in foreign countries, and the possible imposition of exchange controls, withholding taxes on dividends or interest payments, confiscatory taxes or expropriation. There may be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States, foreign brokerage commissions and custody fees are generally higher than those in the United States, and foreign security settlements will in some instances be subject to delays and related administrative uncertainties. A Fund will probably have greater difficulty in obtaining or enforcing a court judgment abroad than it would have doing so within the United States. Less information may be publicly available about a foreign company than about a domestic company, and foreign companies may not be subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. In addition, foreign securities markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies.

    Investing in Prudential Utility Fund may involve additional risks because the utility companies of many major foreign countries, such as the United Kingdom, Spain and Mexico, have substantially increased investor ownership (including ownership by U.S. investors). As a result, these companies have become subject to adversarial rate-making procedures. In addition, certain foreign utilities are experiencing demand growth at rates greater than economic expansion in their countries or regions. These factors as well as those associated with foreign issuers generally may affect the future values of foreign securities held by Prudential Utility Fund.

    RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN EURO-DENOMINATED SECURITIES

    On January 1, 1999, 11 of the 15 member states of the European Monetary Union introduced the "euro" as a common currency. During a three-year transitional period, the euro will coexist with each member state's national currency. By July 1, 2002, the euro is expected to become the sole legal tender of the member states. During the transition period, each Fund will treat the euro as a separate currency from the national currency of any member state.

    The adoption by the member states of the euro will eliminate the substantial currency risk among member states and will likely affect the investment process and considerations of the Funds' investment advisers. To the extent a Fund holds non-U.S. dollar-denominated securities, including those denominated in the euro, the Funds will still be subject to currency risk due to fluctuations in those currencies as compared to the U.S. dollar.

    The medium- to long-term impact of the introduction of the euro in member states cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general long-term ramifications can be expected, such as changes in economic environment and changes in behavior of investors, all of which will impact a Fund's investments.

LOWER-RATED AND UNRATED DEBT SECURITIES

    Prudential Financial Services Fund and Prudential Technology Fund may invest up to 5% of their total assets in lower-rated and unrated debt securities. Non-investment grade fixed-income securities are rated lower than Baa by Moody's Investors Service or BBB by Standard & Poor's Ratings Group (or the equivalent rating or, if not rated, determined by the Subadviser to be of comparable quality to securities so rated) and are commonly referred to as high risk or high yield securities or "junk" bonds. High yield securities are generally riskier than higher quality securities and are subject to more credit risk, including risk of default, and the prices of such securities are more volatile than higher quality securities. Such securities may also have less liquidity than higher quality securities.

RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

    Each Fund also may engage in various portfolio strategies, including using derivatives, to seek to reduce certain risks of its investments and to enhance return but not for speculation. These strategies include (1) the purchase and writing (that is, sale) of put and call options on equity securities and on stock indexes, (2) the purchase and sale of listed stock and bond index futures and options thereon and (3) the purchase and sale of options on foreign currencies and futures contracts on foreign currencies and options on such contracts. Each Fund may engage in these transactions on U.S. or foreign securities exchanges or, in the case of equity and stock index options, in the over-the-counter market. Each Fund also may purchase and sell foreign currency forward contracts. A Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. A Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. If new financial products and risk management techniques are developed, a Fund may use them to the extent they are consistent with its investment objective and policies.

    OPTIONS ON EQUITY SECURITIES

    Each Fund may purchase and write (that is, sell) put and call options on equity securities that are traded on securities exchanges, on NASDAQ (NASDAQ options) or in the over-the-counter market (OTC options).

    CALL OPTIONS ON STOCK. A call option is a short-term contract that gives the purchaser, in exchange for a premium paid, the right to buy the security subject to the option at a specified exercise price at any time during the term of the option. The writer of the call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending on the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When a Fund writes a call option, the Fund gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open. There is no limitation on the amount of call options a Fund may write.

    Each Fund may write only call options which are "covered," meaning that the Fund either owns the underlying security or has an absolute and immediate right to acquire that security, without additional consideration (or for additional consideration held in a segregated account by its Custodian), upon conversion or exchange of other securities currently held in its portfolio. In addition, a Fund will not permit the call to become uncovered prior to the expiration of the option or termination through a closing purchase transaction as described below. If a Fund writes a call option, the purchaser of the option has the right to buy (and the Fund has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The amount paid to a Fund by the purchaser of the option is the "premium." A Fund's obligation to deliver the underlying security against payment of the exercise price would terminate either upon expiration of the option or earlier if the Fund were to effect a "closing purchase transaction" through the purchase of an equivalent option on an exchange. There can be no assurance that a closing purchase transaction can be effected.

    A Fund would not be able to effect a closing purchase transaction after it had received notice of exercise. In order to write a call option on an exchange, a Fund is required to comply with the rules of The Options Clearing Corporation and the various exchanges with respect to collateral requirements. It is possible that the cost of effecting a closing purchase transaction may be greater than the premium received by a Fund for writing the option.

    PUT OPTIONS ON STOCK. A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. The writer of the put, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. A Fund as the writer of a put option might, therefore, be obligated to purchase underlying securities for more than their current market price.

    Each Fund also may purchase a "protective put," that is, a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock indexes as described below.

    A Fund may purchase put options as a portfolio investment strategy when its investment adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a security that it feels has strong fundamentals, but for some reason may be weak in the near term, it may purchase a put on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security.

    STOCK INDEX OPTIONS

    Each Fund also may purchase and write (that is, sell) put and call options on stock indexes traded on securities exchanges, on NASDAQ or in the OTC market. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of a stock at a specified price, an option on a stock index gives the holder the right in return for premium paid to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the index option, in return for a premium, is obligated to pay the amount of cash due upon exercise of the option. Unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the underlying market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

    A Fund's successful use of options on indexes depends upon its investment adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being written against is imperfect and the risk from imperfect correlation increases as the composition of the

Fund's portfolio diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being written against may not be wholly offset by a gain on the exercise of a stock index put option held by a Fund. Likewise, if a stock index call option written by a Fund is exercised, the Fund may incur a loss on the transaction which is not offset, in whole or in part, by an increase in the value of the securities being written against, which securities may, depending on market circumstances, decline in value.

    Except as described below, a Fund will write call options on indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When a Fund writes a call option on a broadly-based stock market index, the Fund will segregate with its Custodian, or pledge to a broker as collateral for the option, any combination of cash, other liquid assets or "qualified securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

    If a Fund has written an option on an industry or market segment index, it will segregate with its Custodian, or pledge to a broker as collateral for the option, one or more "qualified securities," all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

    If at the close of business on any day the market value of such qualified securities so segregated or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will segregate or pledge an amount in cash or other liquid assets equal in value to the difference. In addition, when a Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash or other liquid assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a securities exchange or listed on NASDAQ against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if a Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid assets segregated with its Custodian, it will not be subject to the requirements described in this paragraph.

    FUTURES CONTRACTS AND OPTIONS THEREON

    STOCK AND BOND INDEX FUTURES. Each Fund may use listed stock and bond index futures traded on a commodities exchange or board of trade to reduce certain risks of its investments and to attempt to enhance return in accordance with regulations of the Commodity Futures Trading Commission. A Fund, and thus its investors, may lose money through any unsuccessful use of these strategies.

    A stock or bond index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

    Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act of 1940, as amended (Investment Company Act) are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon a Fund's purchasing and selling futures contracts and options thereon for BONA FIDE hedging transactions, except that a Fund may purchase and sell futures contracts and options thereon for any other purpose to the extent that the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Fund's total assets.

    A Fund will purchase and sell stock and bond index futures contracts as a hedge against changes resulting from market conditions in the values of securities that are held in the Fund's portfolio or that it intends to purchase or when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund or for return enhancement. In instances involving the purchase of stock or bond index futures contracts by a Fund, an amount of cash or other liquid assets equal to the market value of the futures contracts will be segregated with the Fund's Custodian and/or in a margin account with a broker or futures commission merchant to collateralize the position and thereby insure that the use of such futures is unleveraged.

    Pursuant to the requirements of the Commodity Exchange Act, all futures contracts and options thereon must be traded on an exchange. Therefore, as with exchange-traded options, a clearing corporation is technically the counterparty on every futures contract and option thereon.

    OPTIONS ON STOCK AND BOND INDEX FUTURES CONTRACTS. Each Fund also may purchase and write options on stock and bond index futures contracts to reduce certain risks of its investments and to attempt to enhance return. In the case of options on stock or bond index futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume a position in a stock or bond index futures contract (a long position if the option is a call and a short position if the option is a put). If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer's futures margin account, which represents the amount by which the market price of the stock or bond index futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the stock or bond index future. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index on the date the option expires.

    FUTURES CONTRACTS ON FOREIGN CURRENCIES. Each Fund is permitted to buy and sell futures contracts on foreign currencies, and purchase and write options thereon for hedging purposes. A Fund will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade. A "sale" of a futures contract on foreign currency means the assumption of a contractual obligation to deliver the specified amount of foreign currency at a specified price in a specified future month. A "purchase" of a futures contract means the assumption of a contractual obligation to acquire the currency called for by the contract at a specified price in a specified future month. At the time a futures contract is purchased or sold, a Fund must allocate cash or securities as a deposit payment (initial margin). Thereafter, the futures contract is valued daily and the payment of "variation margin" may be required, resulting in the Fund's paying or receiving cash that reflects any decline or increase, respectively, in the contract's value, a process known as "mark-to-market."

    A Fund's successful use of futures contracts and options thereon depends on its investment adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of a futures contract and the price of the securities being hedged is imperfect and there is a risk that the value of the securities being hedged may increase or decrease at a greater rate than the related futures contract, resulting in losses to the Fund. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risks. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of a futures contract or option thereon may vary, either up or down, from the previous day's settlement price. These daily limits may restrict a Fund's ability to purchase or sell certain futures contracts or options thereon on any particular day. In addition, if a Fund purchases futures to hedge against market advances before it can invest in stocks or bonds in an advantageous manner and the market declines, the Fund might incur a loss on the futures contract. In addition, the ability of a Fund to close out a futures position or an option depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option thereon at any particular time.

    RISKS OF RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

    Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. A Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If a Fund's investment adviser's predictions of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of these strategies include: (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate assets in connection with hedging transactions.

    RISKS OF TRANSACTIONS IN STOCK OPTIONS

    Writing of options involves the risk that there will be no market in which to effect a closing transaction. An exchange traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular exchange-traded options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

    In the case of OTC options, it is not possible to effect a closing transaction in the same manner as exchange-traded options because a clearing corporation is not interposed between the buyer and seller of the option. When a Fund writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the OTC option. Any such cancellation, if agreed to, may require the Fund to pay a premium to the counterparty. While a Fund will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until a Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. Alternatively, a Fund could write an OTC call option to, in effect, close an existing OTC call option or write an OTC put option to close its position on an OTC put option. However, the Fund would remain exposed to each counterparty's credit risk on the put or call until such option is exercised or expires. There is no guarantee that a Fund will be able to write put or call options, as the case may be, that would effectively close an existing position. In the event of insolvency of the counterparty, a Fund may be unable to liquidate an OTC option.

    Each Fund also may purchase a "protective put," that is, a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, a Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock or bond indexes in the over-the-counter market.

    As discussed above, an OTC option is a direct contractual relationship with another party. Consequently, in entering into OTC options, a Fund will be exposed to the risk that the counterparty will default on, or be unable to complete, due to bankruptcy or otherwise, its obligation on the option. In such an event, the Fund may lose the benefit of the transaction. The value of an OTC option to a Fund is dependent upon the financial viability of the counterparty. If a Fund decides to enter into transactions in OTC options, its investment adviser will take into account the credit quality of counterparties in order to limit the risk of default by the counterparty.

    RISKS OF OPTIONS ON INDEXES

    A Fund's purchase and sale of options on indexes will be subject to risks described above under "Risks of Transactions in Stock Options." In addition, the distinctive characteristics of options on indexes create certain risks that are not present with stock options.

    Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market in which the securities comprising the index are traded generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by a Fund of options on indexes would be subject to its investment adviser's ability to predict correctly movements in the direction of the market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities. Each investment adviser currently uses such techniques in conjunction with the management of other mutual funds.

    Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Fund would not be able to close out options that it had purchased or written and, if restrictions on exercise were imposed, the Fund may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is each Fund's policy to purchase or write options only on indexes that include a number of securities sufficient to minimize the likelihood of a trading halt in the index, such as the S&P 100 or S&P 500 index option.

    Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. A Fund will not purchase or sell any index option contract unless and until, in its investment adviser's opinion, the market for such options has developed sufficiently that the risk in connection with these transactions is no greater than the risk in connection with options on stocks.

    SPECIAL RISKS OF WRITING CALLS ON INDEXES

    Because exercises of index options are settled in cash, a call writer such as a Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, a Fund will write call options on indexes only under the circumstances described above under "Stock Index Options."


    Price movements in a Fund's portfolio probably will not correlate precisely with movements in the level of a particular index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such an event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the price of a Fund's portfolio does not rise. If this occurred, the Fund would experience a loss on the call that is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio.



    Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if a Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 33 1/3% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.


    When a Fund has written a call, there also is a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell securities in its portfolio. As with stock options, a Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock or bond options. For example, even if an index call which a Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.

    SPECIAL RISKS OF PURCHASING PUTS AND CALLS ON INDEXES

    If a Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiple) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

    RISKS OF TRANSACTIONS IN OPTIONS ON STOCK AND BOND INDEX FUTURES

    There are several risks in connection with the use of options on stock and bond index futures contracts as a hedging device. The correlation between the price of the futures contract and the movements in the index may not be perfect. Therefore, a correct forecast of interest rates and other factors affecting markets for securities may still not result in a successful hedging transaction.

    Futures prices often are extremely volatile so successful use of options on stock or bond index futures contracts by a Fund is also subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of markets, changes in supply and demand, interest rates, international political and economic policies, and other factors affecting the stock and bond markets generally. For example, if a Fund has hedged against the possibility of a decrease in an index which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, then the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements at a time when it is disadvantageous to do so. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market.

    The hours of trading of options on stock or bond index futures contracts may not conform to the hours during which a Fund may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

    Options on stock and bond index futures contracts are highly leveraged and the specific market movements of the contract underlying an option cannot be predicted. Options on futures must be bought and sold on exchanges. Although the exchanges provide a means of selling an option previously purchased or of liquidating an option previously written by an offsetting purchase, there can be no assurance that a liquid market will exist for a particular option at a particular time. If such a market does not exist, a Fund, as the holder of an option on futures contracts, would have to exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit, and if a Fund were the writer of the option, its obligation would not terminate until the option expired or the Fund was assigned an exercise notice.

FOREIGN CURRENCY FORWARD CONTRACTS

    Each Fund may enter into foreign currency forward contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. These contracts are traded in the interbank market conducted directly between currency traders (typically large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged for such trades.

    A Fund may not use forward contracts to generate income, although the use of such contracts may incidentally generate income. There is no limitation on the value of forward contracts into which a Fund may enter. However, a Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of a Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a different foreign currency (cross-hedge). A Fund will not speculate in forward contracts. A Fund may not position hedge (including cross-hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of foreign currency) of the securities being hedged.

    When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transaction, a Fund may be able to protect itself against possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

    Additionally, when a Fund's investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. A Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, each Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will thereby be served. If a Fund enters into a position hedging transaction, the transaction will be covered by the position being hedged, or the Fund's Custodian will segregate cash or other liquid assets of the Fund (less the value of the "covering" positions, if any) in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract.

    A Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

    It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

    If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

    A Fund's dealing in foreign currency forward contracts will be limited to the transactions described above. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. Also, this method of protecting the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. A Fund's ability to enter into foreign currency forward contracts may be limited by certain requirements for qualification as a regulated investment company under the Internal Revenue Code. See "Taxes, Dividends and Distributions."

    Although each Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

    OPTIONS ON FOREIGN CURRENCIES

    Each Fund is permitted to purchase and write put and call options on foreign currencies and on futures contracts on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) for hedging purposes in a manner similar to that in which forward foreign currency exchange contracts and futures contracts on foreign currencies will be employed. Options on foreign currencies and on futures contracts on foreign currencies are similar to options on stock, except that a Fund has the right to take or make delivery of a specified amount of foreign currency, rather than stock.

    Each Fund may purchase and write options to hedge the Fund's portfolio securities denominated in foreign currencies. If there is a decline in the dollar value of a foreign currency in which a Fund's portfolio securities are denominated, the dollar value of such securities will decline even though the foreign currency value remains the same. To hedge against the decline of the foreign currency, a Fund may purchase put options on futures contracts on such foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, in whole or in part, the adverse effect such decline would have on the value of the portfolio securities. Alternatively, a Fund may write a call option on a futures contract on the foreign currency. If the value of the foreign currency declines, the option would not be exercised and the decline in the value of the portfolio securities denominated in such foreign currency would be offset in part by the premium the Fund received for the option.

    If, on the other hand, a Fund's investment adviser anticipates purchasing a foreign security and also anticipates a rise in the value of such foreign currency (thereby increasing the cost of such security), the Fund may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements of the exchange rates. Alternatively, a Fund could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.

    Instead of purchasing or selling futures or forward currency exchange contracts, a Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies either on exchanges or in over-the-counter markets or by writing put options or covered call options on currencies. A put option gives a Fund the right to sell a currency at the exercise price until the option expires. A call option gives a Fund the right to purchase a currency at the exercise price until the option expires. Both options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to fully hedge its positions by purchasing such options.

    Each Fund may hedge against the risk of a decrease or increase in the U.S. dollar value of a foreign currency denominated security which the Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon with respect to a foreign currency other than the foreign currency in which such security is denominated, where the values of such different currencies (as compared to the U.S. dollar) historically have a high degree of positive correlation.

    RISKS OF TRANSACTIONS IN EXCHANGE-TRADED OPTIONS

    An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profits and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying currencies acquired through the exercise of call options or upon the purchase of underlying currencies for the exercise of put options. If a Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency until the option expires or it delivers the underlying currency upon exercise.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading or volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Each Fund intends to purchase and sell only those options which are cleared by a clearinghouse whose facilities are considered to be adequate to handle the volume of options transactions.

    RISKS OF OPTIONS ON FOREIGN CURRENCIES

    Options on foreign currencies involve the currencies of two nations and, therefore, developments in either or both countries can affect the values of options on foreign currencies. Risks include those described above under "Risks of Risk Management and Return Enhancement Strategies," including government actions affecting currency valuation and the movements of currencies from one country to another. The quantity of currency underlying option contracts represents odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Options markets may be closed while round-the-clock interbank currency markets are open. This can create price and rate discrepancies.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS ON FOREIGN CURRENCIES

    There are several risks in connection with the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the currency or group of currencies, the price of a futures contract may move more or less than the price of the currencies being hedged. Therefore, a correct forecast of currency rates, market trends or international political trends by the Manager or a Fund's investment adviser may still not result in a successful hedging transaction for the Fund.

    Although a Fund will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event a Fund could not close a futures position and the value of such position declined, the

Fund would be required to continue to make daily cash payments of variation margin. There is no guarantee that the price movements of the portfolio securities denominated in foreign currencies will, in fact, correlate with the price movements in the futures contracts and thus provide an offset to losses on a futures contract.

    Successful use of futures contracts by a Fund is also subject to the ability of the Fund's Manager or investment adviser to predict correctly movements in the direction of markets and other factors affecting currencies generally. For example, if a Fund has hedged against the possibility of an increase in the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it is disadvantageous to do so.

    The hours of trading of futures contracts may not conform to the hours during which a Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

    OPTIONS ON FUTURES CONTRACTS ON FOREIGN CURRENCIES

    An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

    The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

    POSITION LIMITS

    Transactions by a Fund in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including NASDAQ) governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options which a Fund may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of its investment adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    A Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A Fund's Custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

REPURCHASE AGREEMENTS

    A Fund may enter into repurchase agreements, whereby the seller agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. A Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.

    A Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the investment adviser. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral.

    Each Fund participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC (PIFM) pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of a Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

BORROWING

    Each Fund may borrow up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. Each Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If a Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action (within 3 days) to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. No Fund will purchase portfolio securities when borrowings exceed 5% of the value of its total assets.

LENDING OF SECURITIES

    Consistent with applicable regulatory requirements, each Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33 1/3% of the value of the Fund's total assets and that the loans are callable at any time by the Fund. As a matter of fundamental policy, each of the Funds will not lend more than 33 1/3% of the value of their total assets. The loans must at all times be secured by cash or other liquid assets or secured by an irrevocable letter of credit in favor of the lending Fund in an amount equal to at least 100%, determined daily, of the market value of the loaned securities. The collateral is segregated pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the lending Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral, which will be invested in short-term obligations.

    A loan may be terminated by the borrower or by the lending Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors of the Company. On termination of the loan, the borrower is required to return the securities to the lending Fund, and any gain or loss in the market price during the loan would inure to the Fund.

    Since voting or consent rights which accompany loaned securities pass to the borrower, the lending Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

SEGREGATED ASSETS

    Each Fund segregates with its Custodian, State Street Bank and Trust Company, cash, U.S. government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include forward contracts, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets deposited in the segregated account will be marked-to-market daily.

ILLIQUID SECURITIES


    Each Fund may hold up to 15% of its net assets in illiquid securities. If a Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.


    Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the Securities Act), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

    Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment advisers anticipate that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities
Dealers, Inc. (NASD).

    Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Board of Directors. A Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. Each investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, each investment adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers;
(3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations

(NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and
(b) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest.

    The staff of the Commission has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund participating in the option and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTC option. The exercise of such an option ordinarily would involve the payment by that Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."

EXCHANGE-TRADED FUNDS


    Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund each may invest in exchange-traded funds in an amount up to 5% of their total assets. Shareholders may be subject to duplicate management and advisory fees if the Fund does invest in securities of other investment companies. Also these securities are not traded at net asset value, i.e., they can be sold at a premium or with a discount.


SHORT SALES


    Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund each may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete the transaction, the Fund will borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund may be required to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Fund replaces the borrowed security, it will, except with respect to an amount up to 5% of total assets (representing uncovered short sales), (a) segregate cash or other liquid assets at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and will not be less than the market value of the security at the time it was sold short or (b) otherwise cover its short position through a short sale "against-the-box," which is a short sale in which the Fund owns an equal amount of the securities sold short or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.


    The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium, dividends or interest paid in connection with the short sale.

TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS

    When conditions dictate a defensive strategy, or pending investment of proceeds from sales of a Fund's shares, the Fund may invest in money market instruments, including commercial paper of domestic corporations, certificates of deposit, bankers' acceptances and other obligations of domestic banks (including foreign branches), and obligations issued or guaranteed by the U.S. government, its instrumentalities or its agencies. Investments in foreign branches of domestic banks may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions. Each Fund also may invest in short-term municipal obligations, such as tax, bond and revenue anticipation notes, construction loan and project financing notes and tax-exempt commercial paper. When cash may be available only for a few days, it may be invested by a Fund in repurchase agreements until such time as it may otherwise be invested or used for payment of obligations of the Fund. See "Repurchase Agreements" above.

PORTFOLIO TURNOVER


    Prudential Utility Fund expects that its portfolio turnover rate will be less than 200%; its portfolio turnover rate for the fiscal year ended November 30, 2000 was 31% and for the eleven months ended November 30, 1999 was 19%. Prudential Financial Services Fund's portfolio turnover rate for the fiscal year ended November 30, 2000 was 85% and for the fiscal period ended November 30, 1999 was 39%, Prudential Health Sciences Fund's portfolio turnover rate for the fiscal year ended November 30, 2000 was 138% and for the fiscal period ended November 30, 1999 was 61% and Prudential Technology Fund's portfolio turnover rate for the fiscal year ended November 30, 2000 was 151% and for the fiscal period ended November 30, 1999 was 38%. Each Fund's portfolio turnover rate is computed by dividing the lesser of portfolio purchases or sales (excluding all securities whose maturities at acquisition were one year or less) by the average value of the portfolio. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions."


                            INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies. Fundamental policies are those that cannot be changed without the approval of the holders of a majority of a Fund's outstanding voting securities. A "majority of a Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares.


    EACH FUND MAY NOT:


    1. Issue senior securities or borrow money or pledge its assets, except as permitted by the Investment Company Act of 1940 and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that a Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations and Exemptions"). For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions, including, without limitation, interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of a Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

    2. Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that a Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

    3. Buy or sell physical commodities or contracts involving physical commodities. A Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and
(ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and a Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

    4. Purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if, as a result, 25% or more of the Fund's total assets (determined at the time of investment) would be invested in any one industry other than as follows: Prudential Financial Services Fund will concentrate its investments (I.E., will invest at least 25% of its total assets under normal circumstances) in securities of companies in the financial services group of industries. Prudential Health Sciences Fund will concentrate its investments (I.E., will invest at least 25% of its total assets under normal circumstances) in securities of companies in the health sciences group of industries. Prudential Technology Fund will concentrate its investments (I.E., will invest at least 25% of its total assets under normal circumstances) in securities of companies in the technology group of industries. Prudential Utility Fund will concentrate its investments (I.E., will invest at least 25% of its total assets under normal circumstances) in securities of companies in the utility group of industries.

    5. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

    Each Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objective.

    For purposes of Investment Restriction 4, each Fund relies on The North American Industry Classification System published by the Bureau of Economic Analysis, U.S. Department of Commerce, in determining industry classification. A Fund's reliance on this classification system is not a fundamental policy of the Fund and, therefore, can be changed without shareholder approval.

    Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Fund's assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if a Fund's asset coverage for borrowings permitted by Investment Restriction 1 falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

    Although not fundamental, each Fund has the following additional investment restrictions.

    The Fund may not:

    1. Purchase securities on margin (but a Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

    2. Invest for the purpose of exercising control or management.

    3. Invest in securities of other investment companies, except: (a) purchases in the open market involving only customary brokerage commissions and as a result of which a Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, (b) as part of a merger, consolidation or other acquisition and (c) purchases of affiliated investment company shares pursuant to and subject to such limits as the Commission may impose by rule or order.

    In addition to the previous investment restrictions, Prudential Utility Fund also has the following non-fundamental investment restrictions.

    The Fund may not:

    1. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.


    2. Purchase any security if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old.



    3. Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.


    The Office of Public Utility Regulation of the Commission has advised The Prudential Insurance Company of America and its subsidiaries (Prudential) that the Office would not recommend enforcement action with respect to the purchase by Prudential of securities of "public utility companies" as defined by the Public Utility Holding Company Act of 1935 in Prudential's capacity as owner or manager of securities on the conditions that (1) the aggregate voting securities of public utility companies held by accounts owned or managed by Prudential, including Prudential Utility Fund, will be less than 10% of the outstanding voting securities of any public utility company and (2) Prudential will not attempt to control any public utility company, other than through the exercise of rights associated with stock ownership (including director representation). Accordingly, it is a policy of Prudential Utility Fund, which may be changed without shareholder approval, not to purchase any voting security of any public utility company if, as a result, the Fund, along with other accounts owned or managed by Prudential, would then hold 10% or more of the outstanding voting securities of such company.

                           MANAGEMENT OF THE COMPANY


                                     POSITION                       PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)         WITH THE COMPANY                    DURING PAST 5 YEARS
------------------------         ----------------                   ---------------------
Saul K. Fenster, Ph.D. (67)   Director                 President (since December 1978) of New Jersey
                                                        Institute of Technology; Commissioner (since
                                                        1998) of the Middle States Association,
                                                        Commission on Higher Education; member (since
                                                        1985) of the New Jersey Commission on Science
                                                        and Technology; formerly a director or trustee
                                                        (1987-1999) of the New Jersey State Chamber of
                                                        Commerce, Society of Manufacturing Engineering
                                                        Education Foundation, the Research and
                                                        Development Council of New Jersey, Prosperity
                                                        New Jersey, Inc., the Edison Partnership,
                                                        National Action Council for Minorities in
                                                        Engineering and IDT Corporation.

Delayne Dedrick Gold (62)     Director                 Marketing and Management Consultant.

*Robert F. Gunia (54)         Vice President and       Executive Vice President and Chief
                               Director                 Administrative Officer (since June 1999) of
                                                        Prudential Investments; Corporate Vice
                                                        President (since September 1997) of The
                                                        Prudential Insurance Company of America
                                                        (Prudential); Executive Vice President and
                                                        Treasurer (since December 1996), Prudential
                                                        Investments Fund Management LLC (PIFM);
                                                        President (since April 1999), Prudential
                                                        Investment Management Services LLC (PIMS);
                                                        formerly Senior Vice President (March 1987-May
                                                        1999) of Prudential Securities Incorporated
                                                        (Prudential Securities); and Chief
                                                        Administrative Officer
                                                        (July 1990-September 1996), Director
                                                        (January 1989-September 1996), and Executive
                                                        Vice President, Treasurer and Chief Financial
                                                        Officer (June 1987-September 1996) of
                                                        Prudential Mutual Fund Management, Inc.

Douglas H. McCorkindale (61)  Director                 Chairman (since June 2000) and President (since
                                                        September 1997) of Gannett Co. Inc. (publishing
                                                        and media); President and Chief Executive
                                                        Officer (since August 2000) of Central
                                                        Newspapers, Inc.; formerly Vice Chairman (March
                                                        1984-May 2000) of Gannett Co. Inc.; Director of
                                                        Gannett Co. Inc., Global Crossing Ltd. and
                                                        Continental Airlines, Inc.

W. Scott McDonald, Jr. (63)   Director                 Vice President (since 1997) of Kaludis
                                                        Consulting Group, Inc., a Sallie Mae company
                                                        serving higher education; formerly Principal
                                                        (1995-1997) of Scott McDonald & Associates,
                                                        Chief Operating Officer (1991-1995) of
                                                        Fairleigh Dickinson University, Executive Vice
                                                        President and Chief Operating Officer
                                                        (1975-1991) of Drew University, Interim
                                                        President (1988-1990) of Drew University, and a
                                                        founding director of School, College and
                                                        University Underwriters Ltd.

                                     POSITION                       PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)         WITH THE COMPANY                    DURING PAST 5 YEARS
------------------------         ----------------                   ---------------------
Thomas T. Mooney (59)         Director                 President of the Greater Rochester Metro Chamber
                                                        of Commerce; former Rochester City Manager;
                                                        former Deputy Monroe County Executive; Trustee
                                                        of Center for Governmental Research, Inc.;
                                                        Director of Blue Cross of Rochester, Monroe
                                                        County Water Authority and Executive Service
                                                        Corps of Rochester.

Stephen P. Munn (58)          Director                 Chairman (since January 1994), Director and
c/o Carlisle Companies, Inc.                            Chief Executive Officer (since 1988) and former
250 South Clinton St.                                   President of Carlisle Companies Incorporated
Suite 201                                               (manufacturer of industrial products).
Syracuse, NY 13202

*David R. Odenath, Jr. (43)   President and Director   President (since June 1999) of Prudential
                                                        Investments; President, Chief Executive Officer
                                                        and Chief Operating Officer (since June 1999),
                                                        PIFM; Senior Vice President (since June 1999),
                                                        Prudential; formerly Senior Vice President
                                                        (August 1993-May 1999), PaineWebber
                                                        Group, Inc.

Richard A. Redeker (57)       Director                 Formerly President, Chief Executive Officer and
                                                        Director (October 1993-September 1996),
                                                        Prudential Mutual Fund Management, Inc.,
                                                        Executive Vice President, Director and Member
                                                        of Operating Committee (October 1993-
                                                        September 1996), Prudential Securities,
                                                        Director (October 1993-September 1996) of
                                                        Prudential Securities Group, Inc., Executive
                                                        Vice President, (January 1994-September 1996),
                                                        Director (January 1994-September 1996),
                                                        Prudential Mutual Fund Distributors, Inc. and
                                                        Prudential Mutual Fund Services, Inc., and
                                                        Senior Executive Vice President and Director
                                                        (September 1978-September 1993) of Kemper
                                                        Financial Services, Inc.

*Judy A. Rice (53)            Vice President and       Executive Vice President (since 1999) of
                               Director                 Prudential Investments; Executive Vice
                                                        President (since 1999) of PIFM; formerly
                                                        various positions to Senior Vice President
                                                        (1992-1999), Prudential Securities; various
                                                        positions to Managing Director (1975-1992), of
                                                        Shearson Lehman Advisors; Governor of the Money
                                                        Management Institute and Member of the
                                                        Prudential Securities Operating Council and of
                                                        the National Association for Variable
                                                        Annuities.

Robin B. Smith (61)           Director                 Chairman and Chief Executive Officer (since
                                                        August 1996) of Publishers Clearing House;
                                                        formerly President and Chief Executive Officer
                                                        (January 1988-August 1996) and President and
                                                        Chief Operating Officer (September
                                                        1981-December 1988) of Publishers Clearing
                                                        House; Director of BellSouth Corporation,
                                                        Texaco Inc., Spring Industries Inc. and Kmart
                                                        Corporation.

                                     POSITION                       PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)         WITH THE COMPANY                    DURING PAST 5 YEARS
------------------------         ----------------                   ---------------------
Louis A. Weil, III (59)       Director                 Formerly Chairman (January 1999-July 2000),
                                                        President and Chief Executive Officer (January
                                                        1996-July 2000) and Director
                                                        (September 1991-July 2000) of Central
                                                        Newspapers, Inc.; Chairman of the Board
                                                        (January 1996-July 2000), Publisher and Chief
                                                        Executive Officer (August 1991-December 1995)
                                                        of Phoenix Newspapers, Inc.; Publisher
                                                        (May 1989-March 1991) of Time Magazine,
                                                        President, Publisher and Chief Executive
                                                        Officer of The Detroit News
                                                        (February 1986-August 1989) and member of the
                                                        Advisory Board, Chase Manhattan
                                                        Bank-Westchester.

Clay T. Whitehead (62)        Director                 President, National Exchange Inc. (new business
P.O. Box 8090                                           development firm) (since May 1983).
McLean, VA 22106-8090

Marguerite E.H. Morrison      Secretary                Vice President and Corporate Counsel of
(44)                                                    Prudential and Chief Legal Officer (since
                                                        August 2000) of the Mutual Funds Division of
                                                        Prudential; Vice President and Associate
                                                        General Counsel (since December 1996) of PIFM;
                                                        formerly Vice President and Associate General
                                                        Counsel of Prudential Securities (September
                                                        1987-September 1996) and Vice President and
                                                        Associate General Counsel (June 1991-September
                                                        1996) of Prudential Mutual Fund Management,
                                                        Inc.

Grace C. Torres (41)          Treasurer and Principal  First Vice President (since December 1996) of
                               Financial and            PIFM; First Vice President (since March 1993)
                               Accounting Officer       of Prudential Securities; formerly First Vice
                                                        President (March 1994-September 1996) of
                                                        Prudential Mutual Fund Management, Inc.

William V. Healey (47)        Assistant Secretary      Assistant Secretary, Vice President and
                                                        Corporate Counsel of Prudential and Chief Legal
                                                        Officer (since August 1998) of Prudential
                                                        Investments, a business unit of Prudential;
                                                        Director, ICI Mutual Insurance Company (since
                                                        June 1999); formerly Associate General Counsel
                                                        of The Dreyfus Corporation (Dreyfus), a
                                                        subsidiary of Mellon Bank, N.A. (Mellon Bank),
                                                        and an officer and/or director of various
                                                        affiliates of Mellon Bank and Dreyfus.

Jonathan D. Shain (42)        Assistant Secretary      Vice President and Corporate Counsel (since
                                                        August 1998) of Prudential; formerly, Attorney
                                                        with Fleet Bank, N.A. (January 1997-July 1998)
                                                        and Associate Counsel (August 1994-January
                                                        1997) of New York Life Insurance Company.


------------

* "Interested" Director, as defined in the Investment Company Act, by reason of affiliation with Prudential, Prudential Securities or PIFM.


** Except as noted above, the address of the Directors and officers is c/o Prudential Investments Fund Management LLC, Gateway Center Three,
100 Mulberry Street, Newark, New Jersey 07102-4077.


    The Company has Directors who, in addition to overseeing the actions of each Fund's Manager, Subadviser(s) and Distributor, decide upon matters of general policy. The Directors also review the actions of the Company's officers, who conduct and supervise the daily business operations of each Fund.

    The Board of Directors has adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

    Pursuant to each Management Agreement with the Company, the Manager pays all compensation of officers and employees of the Company as well as the fees and expenses of all Directors of the Company who are affiliated persons of the Manager. The amount of annual compensation paid each Director may change as a result of the introduction of additional funds on whose boards the Director may be asked to serve.

    Directors may receive their Directors' fees pursuant to a deferred fee agreement with the Company. Under the terms of such agreement, the Company accrues daily the amount of Directors' fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to a Commission exemptive order, at the daily rate of return of any Prudential mutual fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Company's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Company.

    The following table sets forth the aggregate compensation paid by the Company to the Directors who are not affiliated with the Manager for the fiscal year ended November 30, 2000 and the aggregate compensation paid to such Directors for service on the Company's Board and the boards of all other investment companies managed by PIFM (Fund Complex) for the calendar year ended December 31, 2000.

                               COMPENSATION TABLE


                                                   TOTAL 2000
                                                  COMPENSATION
                                                  FROM COMPANY
                                  AGGREGATE         AND FUND
                                 COMPENSATION     COMPLEX PAID
NAME OF DIRECTOR                 FROM COMPANY     TO DIRECTORS
----------------                 ------------   ----------------
Edward D. Beach**                   $1,000            None
Saul K. Fenster(2)                  $3,000      $ 91,700(24/82)*
Delayne Dedrick Gold               1$1,000      $173,000(38/58)*
Robert F. Gunia(1)                    --              None
Douglas H. McCorkindale***         1$1,000      $110,000(21/42)*
W. Scott McDonald, Jr.(2)           $3,000      $ 91,700(24/82)*
Thomas T. Mooney***                1$1,000      $173,000(32/65)*
Stephen P. Munn                    1$2,000      $114,000(24/41)*
David R. Odenath, Jr.(1)              --              None
Richard A. Redeker                 1$1,000      $110,000(24/41)*
Judy A. Rice(1)                       --              None
Robin B. Smith***                  1$1,000      $114,000(27/35)*
Louis A. Weil, III                 1$1,000      $114,000(24/41)*
Clay T. Whitehead                  1$2,000      $173,000(35/59)*


------------

* Indicates number of funds/portfolios in Fund Complex to which aggregate compensation relates.


** Mr. Beach retired on December 31, 1999.



*** Although the last column shows the total amount paid to Directors from the Fund Complex during the calendar year ended December 31, 2000, total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 2000 includes amounts deferred at the election of Directors under the funds' deferred compensation plans. Including accrued interest, total compensation amounted to approximately $124,810, $179,810 and $106,992 for Messrs. McCorkindale and Mooney and Ms. Smith, respectively.


(1) Interested Directors do not receive compensation from the Company or any fund in the Fund Complex.

(2) Messrs. Fenster and McDonald joined the Board of Directors in August 2000.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    Directors of the Company are eligible to purchase Class Z shares of each Fund, which are sold without either an initial sales charge or contingent deferred sales charge to a limited group of investors.


    As of February 9, 2001, the Directors and officers of the Company, as a group, owned less than 1% of the outstanding shares of each Fund.



    As of February 9, 2001, Prudential Securities was record holder of 2,610,195 Class A shares (or 82% of the outstanding Class A shares), 6,582,792 Class B shares (or 82% of the outstanding Class B shares), 3,634,865 Class C shares (or 88% of the outstanding Class C shares) and 776,182 Class Z shares (or 70% of the outstanding Class Z shares) of Prudential Financial Services Fund.



    As of February 9, 2001, Prudential Securities was record holder of 4,230,258 Class A shares (or 66% of the outstanding Class A shares), 10,958,207 Class B shares (or 77% of the outstanding Class B shares), 5,083,722 Class C shares (or 86% of the outstanding Class C shares) and 1,395,158 Class Z shares (or 73% of the outstanding Class Z shares) of Prudential Health Sciences Fund.



    As of February 9, 2001, Prudential Securities was record holder of 7,842,444 Class A shares (or 74% of the outstanding Class A shares), 16,294,911 Class B shares (or 75% of the outstanding Class B shares), 7,157,778 Class C shares (or 90% of the outstanding Class C shares) and 1,454,907 Class Z shares (or 93% of the outstanding Class Z shares) of Prudential Technology Fund.



    As of February 9, 2001, Prudential Securities was record holder of 92,041,776 Class A shares (or 31% of the outstanding Class A shares), 22,058,984 Class B shares (or 35% of the outstanding Class B shares), 2,381,882 Class C shares (or 70% of the outstanding Class C shares) and 1,451,521 Class Z shares (or 27% of the outstanding Class Z shares) of Prudential Utility Fund.



    In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy material to the beneficial owners for which it is the record holder.



    The following shareholders owned 5% or more of the outstanding shares of any class of any Fund as of February 9, 2001: Fiser Securities, Inc., Attn: Mutual Funds, One Commerce Square, 2005 Market Street, Suite 1200, Philadelphia, PA 19103, held 636,221 Class A shares (10% of the outstanding Class A shares) of Prudential Health Sciences Fund; Wachovia Bank NA AS TTEE For T Jennison Retention Trust FBO: David Chan, 301 North Church Street, PO Box 3073, Winston Salem, NC 27150 held 141,576 Class Z shares (7% of the outstanding Class Z shares) of Prudential Health Sciences Fund); and Prudential Trust Company FBO St. Charles Trading, Inc., 650 N. Raddant Road, Batavia, IL 60510 held 222,554 Class C shares (7% of the outstanding Class C shares) of Prudential Utility Fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES

MANAGER AND INVESTMENT ADVISERS


    The manager of each Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with each Fund, comprise the Prudential mutual funds. See "How the Fund is Managed--Manager" in Prudential Utility Fund's Prospectus and "How the Funds are Managed--Manager" in the other Funds' Prospectus. As of January 31, 2001, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $106 billion. According to the Investment Company Institute, as of November 30, 2000, the Prudential mutual funds were the 23rd largest family of mutual funds in the United States.



    PIFM is a wholly-owned subsidiary of PIFM HoldCo, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PIFM, serves as the transfer agent and dividend distribution agent for the Prudential mutual funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

    Pursuant to each Management Agreement with the Company (each a Management Agreement and collectively, the Management Agreements), PIFM, subject to the supervision of the Company's Board of Directors and in conformity with the stated policies of each Fund, manages both the investment operations of each Fund and the composition of each Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PIFM is obligated to keep certain books and records of each Fund. PIFM has hired Jennison Associates LLC (Jennison, the investment adviser or the Subadviser, as applicable) to provide subadvisory services to each Fund (or a portion thereof). PIFM also has hired The Prudential Investment Corporation, doing business as Prudential Investments (PI, the investment adviser or Subadviser, as applicable) to provide subadvisory services to the Enhanced Index portfolio of Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund. PIFM also administers each Fund's corporate affairs and, in connection therewith, furnishes each Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Funds' custodian, and PMFS, the Funds' transfer and dividend disbursing agent. The management services of PIFM for each Fund are not exclusive under the terms of each Management Agreement and PIFM is free to, and does, render management services to others.


    For its services, PIFM receives, pursuant to a Management Agreement, a fee at an annual rate of .60 of 1% of Prudential Utility Fund's average daily net assets up to and including $250 million, .50 of 1% of the next $500 million, .45 of 1% of the next $750 million, .40 of 1% of the next $500 million, .35 of 1% of the next $2 billion, .325 of 1% of the next $2 billion and .30 of 1% of average daily net assets in excess of $6 billion. For its services to Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund, PIFM receives, pursuant to separate Management Agreements, a fee at an annual rate of .75 of 1% of each such Fund's average daily net assets. These fees are computed daily and payable monthly.


    In connection with its management of the corporate affairs of each Fund, PIFM bears the following expenses:

    (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of PIFM or the Fund's investment advisers;

    (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

    (c) the costs and expenses payable to Jennison, pursuant to four subadvisory agreements between PIFM and Jennison and to PI pursuant to three subadvisory agreements between PIFM and PI, respectively (each a Subadvisory Agreement).

    Under the terms of each Management Agreement, a Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's investment adviser(s), (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission and the states, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.


    Each Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by a Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. Each Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. Each Management Agreement permits PIFM to employ investment advisers under a "manager-of-managers" structure that allows PIFM to replace a subadviser or amend a Subadvisory Agreement without seeking shareholder approval.



    In 1999, Prudential Utility Fund's fiscal year-end changed from December 31 to November 30. For the fiscal years ended November 30, 2000, and December 31, 1999 and 1998, Prudential Utility Fund paid management fees to PIFM of $17,046,776, $16,318,008 and $19,099,006, respectively. For the fiscal periods ended November 30, 2000 and 1999, Prudential Financial Services Fund paid management fees to PIFM of $889,559 and $302,913, respectively. For the fiscal periods ended November 30, 2000 and 1999, Prudential Health Sciences Fund paid management fees to PIFM of $2,275,416 and $488,906, respectively. For the fiscal periods ended November 30, 2000 and 1999, Prudential Technology Fund paid management fees to PIFM of $4,331,355 and $631,240, respectively.



    PIFM has entered into four Subadvisory Agreements with Jennison and three Subadvisory Agreements with PI. Under the Subadvisory Agreements, Jennison will furnish investment advisory services in connection with the management of the Strategically Managed portfolios of Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund, respectively, and the entire portfolio of Prudential Utility Fund, and PI will furnish investment advisory services to the Enhanced Index portfolio of Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund. In connection therewith, PI and Jennison are obligated to keep certain books and records of each Fund for which they serve as investment adviser. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreements and supervises PI's and Jennison's performance of such services. Jennison is paid by PIFM at the annual rate of .30 of 1% of Prudential Utility Fund's average daily net assets up to $250 million, .238 of 1% of the Fund's average net assets from $250 million to $750 million, .203 of 1% of average net assets from $750 million to $1.5 billion, .170 of 1% of average daily net assets from $1.5 billion to $2 billion, .140 of 1% of average net assets from $2 billion to $4 billion, .122 of 1% of average net assets from $4 billion to $6 billion and .105 of 1% of average net assets over $6 billion. For the fiscal year ended November 30, 2000, Jennison was paid by PIFM at an annual rate of .30 of 1% of Prudential Financial Services Fund's, Prudential Health Sciences Fund's and Prudential Technology Fund's respective average daily net assets attributable to their Strategically Managed portfolios up to $300 million and .25 of 1% of each such Strategically Managed portfolio's assets in excess of $300 million. Under its Subadvisory Agreements with PI, PIFM compensates PI at an annual rate of .375 of 1% of the average net assets of the Enhanced Index portfolios of Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund, respectively. Under the Subadvisory Agreements with Jennison that became effective in 2001, PIFM compensates Jennison at an annual rate of .375 of 1% of the average net assets of the Strategically Managed portfolios of Prudential Financial Services Fund and Prudential Technology Fund, respectively.


    Each Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the applicable Management Agreement with that Fund. Each Subadvisory Agreement may be terminated by the Company, PIFM or PI or Jennison, respectively, upon not more than 60 days', nor less than 30 days', written notice. Each Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12b-1 PLANS

    Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of each Fund. PIMS is a subsidiary of Prudential.

    Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Company under Rule 12b-1 under the Investment Company Act and separate distribution agreements for each Fund (each a Distribution Agreement and collectively, the Distribution Agreements), the

Distributor incurs the expenses of distributing each Fund's Class A, Class B and Class C shares. The Distributor also incurs the expenses of distributing each Fund's Class Z shares under the Distribution Agreements, none of which are reimbursed by or paid for by a Fund.

    The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of, brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

    Under its Plans, a Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

    The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of a Fund's shares and the maintenance of related shareholder accounts.


    CLASS A PLAN. Under each Fund's Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and
(2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Distributor has contractually agreed to limit its distribution and service (12b-1) fees payable under each Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending November 30, 2001. Similarly, the Distributor contractually limited its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ended November 30, 2000.



    For the fiscal year ended November 30, 2000, the Distributor received payments of $7,527,573 under Prudential Utility Fund's Class A Plan. For the fiscal year ended November 30, 2000, the Distributor received payments of $56,536 under Prudential Financial Services Fund's Class A Plan. For the fiscal year ended November 30, 2000, the Distributor received payments of $149,725 under Prudential Health Sciences Fund's Class A Plan. For the fiscal year ended November 30, 2000, the Distributor received payments of $344,684 under Prudential Technology Fund's Class A Plan. These amounts were primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares of the applicable Fund. For the fiscal year ended November 30, 2000, the Distributor also received approximately $588,700, $213,900, $424,500 and $964,600 in initial sales charges in connection with the sale of Prudential Utility Fund's, Prudential Financial Services Fund's, Prudential Health Sciences Fund's and Prudential Technology Fund's Class A shares.


    CLASS B AND CLASS C PLANS. Under each Fund's Class B and Class C Plans, the Fund pays the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to 1% of the average daily net assets of each of the Class B and Class C shares. The Class B Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (2) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be paid for distribution-related expenses with respect to the Class B shares. The Class C Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class C shares may be paid as a service fee and
(2) up to .75 of 1% of the average daily net assets of the Class C shares may be paid for distribution-related expenses with respect to Class C shares. The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares, an initial sales charge.

    CLASS B PLAN. For the fiscal year ended November 30, 2000, the Distributor received $594,423, $1,565,789, $3,066,029 and $11,231,245 on behalf of
Prudential Financial Services Fund, Prudential Health Sciences Fund, Prudential Technology Fund and Prudential Utility Fund, respectively, under the Class B Plans. For the fiscal year ended November 30, 2000, the Distributor spent approximately the following amounts on behalf of each such Fund.



                                                                                                   APPROXIMATE
                                                                               COMPENSATION TO        TOTAL
                                                                                 PRUSEC FOR           AMOUNT
                                              COMMISSION                         COMMISSION          SPENT BY
                                              PAYMENTS TO                        PAYMENTS TO       DISTRIBUTOR
                                               FINANCIAL                     REPRESENTATIVES AND   ON BEHALF OF
              FUND                 PRINTING    ADVISERS     OVERHEAD COSTS     OTHER EXPENSES          FUND
---------------------------------  --------   -----------   --------------   -------------------   ------------
Prudential Financial Services
 Fund............................   $  600    $  280,600      $  590,200          $   82,900        $  954,300
Prudential Health Sciences
 Fund............................   $1,400    $  798,100      $1,326,300          $  349,900        $2,475,600
Prudential Technology Fund.......   $1,600    $1,490,900      $2,832,800          $  942,100        $5,267,400
Prudential Utility Fund..........   $8,100    $2,986,700      $1,153,500          $1,339,400        $5,537,700



    The Distributor also receives the proceeds of contingent deferred sales charges paid by holders of Class B shares upon certain redemptions of Class B shares. For the fiscal year ended November 30, 2000, the Distributor received approximately $1,319,700, $325,100, $491,800 and $862,400 in contingent deferred sales charges attributable to Class B shares of Prudential Utility Fund, Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund, respectively.



    CLASS C PLAN. For the fiscal year ended November 30, 2000, the Distributor received $240,607, $306,389, $694,914 and $1,113,338 under the Class C Plans of
Prudential Utility Fund, Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund, respectively. For the fiscal year ended November 30, 2000, the Distributor spent approximately the following amounts on behalf of each such Fund.



                                                                                                      APPROXIMATE
                                                                                  COMPENSATION TO        TOTAL
                                                                                    PRUSEC FOR           AMOUNT
                                                 COMMISSION                         COMMISSION          SPENT BY
                                                 PAYMENTS TO                        PAYMENTS TO       DISTRIBUTOR
                                                  FINANCIAL                     REPRESENTATIVES AND   ON BEHALF OF
                FUND                  PRINTING    ADVISERS     OVERHEAD COSTS     OTHER EXPENSES          FUND
------------------------------------  --------   -----------   --------------   -------------------   ------------
Prudential Utility Fund.............    $200      $234,200        $ 48,900            $ 9,700           $343,000
Prudential Financial Services
 Fund...............................    $300      $272,400        $ 53,900            $ 1,200           $327,800
Prudential Health Sciences Fund.....    $600      $384,800        $125,900            $ 5,300           $516,600
Prudential Technology Fund..........    $600      $515,400        $219,700            $17,500           $753,200



    The Distributor also receives an initial sales charge and the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended November 30, 2000, the Distributor received approximately $18,000, $64,700, $83,600 and $116,700 in contingent deferred sales charges attributable to Class C shares of the Prudential Utility Fund, Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund, respectively. For the fiscal year ended
November 30, 2000, the Distributor also received approximately $139,500, $157,500, $276,900 and $484,400 in initial sales charges in connection with the sale of Class C shares of Prudential Utility Fund, Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund, respectively.


    Distribution expenses attributable to the sale of Class A, Class B and Class C shares of a Fund are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

    The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the Class A, Class B and Class C Plan or in any agreement related to the Plans (Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the

Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of a Fund on not more than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. A Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

    Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of each Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

    Pursuant to each Distribution Agreement, the Funds have agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws.

    In addition to distribution and service fees paid by each Fund under its Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Prudential Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

FEE WAIVERS/SUBSIDIES


    PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of a Fund. In addition, the Distributor has agreed to waive a portion of its distribution fees for the Class A shares as described above. Fee waivers and subsidies will increase a Fund's total return.


NASD MAXIMUM SALES CHARGE RULE

    Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on Class B shares of a Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

OTHER SERVICE PROVIDERS

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for each Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Company. Subcustodians provide custodial services for each Fund's foreign assets held outside the United States.

    Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830, serves as the transfer and dividend disbursing agent of each Fund. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to each Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee of $10.00 per shareholder account for Prudential Utility Fund and $9.00 per shareholder account for the other three Funds, a new account set-up fee of $2.00 for each manually established shareholder account and a monthly inactive zero balance account fee of $.20 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.


    PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as each Fund's independent accountants and in that capacity audits each Fund's annual financial statements.

CODES OF ETHICS

    The Board of Directors of the Company has adopted a Code of Ethics. In addition, the Manager, Subadvisers and Distributor have each adopted a Code of Ethics (the Codes). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by a Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when a Fund is making such investments. The Codes are on public file with, and are available from, the Commission.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

    The Manager is responsible for decisions to buy and sell securities, futures contracts and options on futures contracts for each Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the Subadvisers. Broker-dealers may receive brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates. Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

    In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. None of the Funds will deal with Prudential Securities or any affiliate in any transaction in which Prudential Securities or any affiliate acts as principal, except in accordance with rules of the Commission. Thus it will not deal in the over-the-counter market with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities acting as principal with respect to any part of a Fund's order.

    In placing orders for portfolio securities of a Fund, the Manager's overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Manager seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, a Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

    When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research oriented computer-software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with a Fund.

    The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provides a benefit to the Funds and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.

    When the Manager deems the purchase or sale of equities to be in the best interests of a Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Company's Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities or any affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Funds, will not significantly affect a Fund's ability to pursue its present investment objective. However, in the future in other circumstances, a Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

    Subject to the above considerations, Prudential Securities may act as a securities broker or futures commission merchant for a Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Company, including a majority of the non-interested Directors, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with
Section 11(a) of the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for a Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to each Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.


    The table below shows certain information regarding the payment of commissions by Prudential Utility Fund, including the commissions paid to Prudential Securities, for the fiscal periods ended November 30, 1999 and 2000 and the fiscal year ended December 31, 1998.



                                                                            11 MONTHS
                                                             YEAR ENDED       ENDED       YEAR ENDED
                                                            NOVEMBER 30,     NOV. 30,    DECEMBER 31,
                                                                2000           1999          1998
                                                            -------------   ----------   -------------
Total brokerage commissions paid by the Fund..............   $5,953,721     $3,466,203    $2,394,964
Total brokerage commissions paid to Prudential
 Securities...............................................   $  185,108     $  107,745    $   24,552
Percentage of total brokerage commissions paid to
 Prudential Securities....................................         3.1%          3.11%         1.03%

    The table below sets forth information concerning payment of commissions by Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund, including the amount of such commissions paid to Prudential Securities, for the fiscal year ended November 30, 2000 and the fiscal period ended November 30, 1999:


                                           FISCAL YEAR ENDED                     FISCAL PERIOD ENDED
                                           NOVEMBER 30, 2000                      NOVEMBER 30, 1999
                                  ------------------------------------   ------------------------------------
                                  PRUDENTIAL   PRUDENTIAL                PRUDENTIAL   PRUDENTIAL
                                  FINANCIAL      HEALTH     PRUDENTIAL   FINANCIAL      HEALTH     PRUDENTIAL
                                   SERVICES     SCIENCES    TECHNOLOGY    SERVICES     SCIENCES    TECHNOLOGY
                                     FUND         FUND         FUND         FUND         FUND         FUND
                                  ----------   ----------   ----------   ----------   ----------   ----------
Total brokerage commissions paid
 by the Fund....................   $472,439     $616,238    $1,664,541    $182,933      $ 50,155    $138,291
Total brokerage commissions paid
 to Prudential Securities.......   $  1,860     $      0    $   29,854    $      0      $      0    $  2,862
Percentage of total brokerage
 commissions paid to Prudential
 Securities.....................        .4%           0%          1.8%          0%            0%          2%



    Prudential Utility Fund, Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund effected approximately 3.45%, .43%, 0% and 3.3% of the total dollar amount of their transactions involving the payment of commissions to Prudential Securities during the year ended November 30, 2000, respectively. Of the total brokerage commissions paid during that period, $4,194,575, $288,564, $188,708 and $711,607 (70%, 61%, 31%
and 43%) were paid to firms which provide research, statistical or other services to PI or affiliates on behalf of Prudential Utility Fund, Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund, respectively. PIFM has not separately identified the portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.



    Each Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the Investment Company Act) and their parents at November 30, 2000. As of November 30, 2000, Prudential Utility Fund held debt securities of the following: ABN AMRO Inc., $17,808,000; Bear, Stearns & Co. Inc., $19,080,000; Chase Securities, Inc., $21,624,000; Credit Suisse First Boston Corp., $6,360,000; Deutsche Bank Alex Brown, $14,664,000; and UBS Warburg, $32,436,000; Prudential Financial Services Fund held debt securities of the following: ABN AMRO Inc., $1,227,915; Bear, Stearns & Co. Inc., $1,315,624; Chase Securities, Inc., $1,491,040; Credit Suisse First Boston Corp., $438,541; Deutsche Bank Alex Brown, $1,011,320; and UBS Warburg, $2,236,560; Prudential Technology Fund held debt securities of the following:
ABN AMRO Inc., $6,678,000; Bear Stearns & Co. Inc., $7,155,000, Chase Securities, Inc., $8,109,000; Credit Suisse First Boston Corp., $2,385,000; Deutsche Bank Alex Brown, $5,500,000; and UBS Warburg, $12,163,000; and Prudential Health Sciences Fund held debt securities of the following: ABN AMRO Inc., $45,166; Bear, Stearns & Co. Inc., $48,392; Chase Securities, Inc., $54,845; Credit Suisse First Boston Corp., $16,131; Deutsche Bank Alex Brown, $37,199; and UBS Warburg, $82,267.


               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

    The Company is authorized to issue 2 billion shares of common stock, $.01 par value per share, divided into four series (the Funds), of which Prudential Utility Fund is authorized to issue 800 million shares and each other Fund may issue 400 million shares. Each Fund is divided into four classes, designated Class A, Class B, Class C and Class Z shares, consisting of 100 million shares of Class A common stock (400 million for Prudential Utility Fund), 100 million shares of Class B common stock (300 million for Prudential Utility Fund), 100 million shares of Class C common stock (50 million for Prudential Utility Fund) and 100 million shares of Class Z common stock (50 million for Prudential Utility Fund). With respect to each Fund, each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Company's Articles of Incorporation, the Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. The voting rights of the shareholders of a series or class can be modified only by the majority vote of shareholders of that series or class.

    Shares of each Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of a Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees.

    The Company does not intend to hold annual meetings of shareholders unless otherwise required by law. The Company will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 10% of a Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

    Under the Articles of Incorporation, the Directors may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. All consideration received by the Company for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the Investment Company Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the fundamental investment policies related thereto.

    The Board of Directors has the power to alter the number and the terms of office of the Directors and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Directors have been elected by the shareholders of the Company. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Director.

                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

    Shares of a Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (the Class A or Class C shares) or (2) on a deferred basis (the Class B or Class C shares). Class Z shares of a Fund are offered to a limited group of investors at NAV without any sales charges.

    PURCHASE BY WIRE. For an initial purchase of shares of a Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, series election, fund and class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Sector Funds, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the Fund and class in which you are investing (Class A, Class B, Class C or Class Z shares).

    If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of a Fund as of that day.

    In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Sector Funds, Inc., the Fund in which you would like to invest, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount which may be invested by wire is $1,000.

ISSUANCE OF FUND SHARES FOR SECURITIES

    Transactions involving the issuance of a Fund's shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.

SPECIMEN PRICE MAKE-UP

    Under the current distribution arrangements between each Fund and the Distributor, Class A shares of a Fund are sold at a maximum sales charge of 5%, Class C* shares are sold with a 1% sales charge, and Class B* and Class Z shares are sold at NAV. Using the NAV at November 30, 2000, the maximum offering price of the Fund's shares is as follows:


                                                                       PRUDENTIAL   PRUDENTIAL
                                                          PRUDENTIAL   FINANCIAL      HEALTH     PRUDENTIAL
                                                           UTILITY      SERVICES     SCIENCES    TECHNOLOGY
                                                             FUND         FUND         FUND         FUND
                                                          ----------   ----------   ----------   ----------
CLASS A
Net asset value and redemption price per Class A
 share..................................................    $13.74       $11.11       $18.51       $11.72
Maximum sales charge (5% of offering price).............       .72          .58          .97          .62
                                                            ------       ------       ------       ------
Maximum offering price to public........................    $14.46       $11.69       $19.48       $12.34
                                                            ======       ======       ======       ======
CLASS B
Net asset value, offering price and redemption price per
 Class B share*.........................................    $13.71       $11.00       $18.31       $11.60
                                                            ======       ======       ======       ======
CLASS C
Net asset value and redemption price per Class C
 share*.................................................    $13.71       $11.00       $18.31       $11.60
Sales charge (1% of offering price).....................       .14          .11          .18          .12
                                                            ------       ------       ------       ------
Offering price to public................................    $13.85       $11.11       $18.49       $11.72
                                                            ======       ======       ======       ======
CLASS Z
Net asset value, redemption price and offering price per
 Class Z share..........................................    $13.76       $11.15       $18.58       $11.76
                                                            ======       ======       ======       ======


------------

 * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions.

SELECTING A PURCHASE ALTERNATIVE

    The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to Prudential Utility Fund:

    If you intend to hold your investment in a Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

    If you intend to hold your investment for longer than 4 years, but less than 5 years, and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class B or Class C shares over Class A shares. This is because the initial sales charge plus the cumulative annual distribution-related fee on Class A shares would exceed those of the Class B and Class C shares if you redeem your investment during this time period. In addition, more of your money would be invested initially in the case of Class C shares, because of the relatively low initial sales charge, and all of your money would be invested initially in the case of Class B shares, which are sold at NAV.

    If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution-related fee on Class A shares would be less than those of the Class B and Class C shares.

    If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

    If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and for more than 5 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus the cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

REDUCTION AND WAIVER OF INITIAL SALES CHARGE--CLASS A SHARES

    BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge, if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at
(800) 353-2847.

    OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, without the initial sales charge, through the Distributor or the Transfer Agent, by:

    - Officers of the Prudential mutual funds (including the Company)

    - Employees of the Distributor, Prudential Securities, PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent

    - Employees of subadvisers of the Prudential mutual funds provided that purchases at NAV are permitted by such person's employer,

    - Prudential, directors, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries

    - Members of the Board of Directors of Prudential

    - Real estate brokers, agents and employees or real estate brokerage companies affiliated with The Prudential Real Estate Affiliates who maintain an account at Prudential Securities, Prusec or with the Transfer Agent

    - Registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer

    - Investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that
      (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase

    - Investors in Individual Retirement Accounts, provided the purchase is made in a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution

    - Orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs)

    - Orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket" programs).

    Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in a Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

    For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

    COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential mutual funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Fund--Reducing or Waiving Class A's Initial Sales Charge" in Prudential Utility Fund's Prospectus or "How to Buy, Sell and Exchange Shares of the Funds--Reducing or Waiving Class A's Initial Sales Charge" in the other Funds' Prospectus.

    An eligible group of related Fund investors includes any combination of the following:

    - An individual

    - The individual's spouse, their children and their parents

    - The individual's and spouse's Individual Retirement Account (IRA)

    - Any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners)

    - A trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children

    - A Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse

    - One or more employee benefit plans of a company controlled by an individual.

    In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

    The Transfer Agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

    LETTERS OF INTENT. Reduced sales charges also are available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of a Fund and shares of other Prudential mutual funds (Investment Letter of Intent). Retirement and group plans no longer qualify to purchase Class A shares at net asset value by entering into a Letter of Intent.

    For purposes of the Investment Letter of Intent, all shares of a Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent or its affiliates and through your broker will not be aggregated to determine the reduced sales charge.

    An Investment Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the investor. The effective date of an Investment Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

    The Investment Letter of Intent does not obligate the investor to purchase, nor a Fund to sell, the indicated amount. In the event the Letter of Intent goal is not satisfied within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charge actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the investor the amount of excess sales charge, if any, paid during the thirteen-month period. Investors electing to purchase Class A shares of a Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in any retirement or group plans.

CLASS B SHARES

    The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B shares may be subject to a CDSC. See "Sale of Shares--Contingent Deferred Sales Charge" below.

    The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

CLASS C SHARES

    The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

WAIVER OF INITIAL SALES CHARGE--CLASS C SHARES

    BENEFIT PLANS. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at
(800) 353-2847.

    INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (1) investors purchasing shares through an account at Prudential Securities; (2) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Prusec; and (3) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your broker if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.

CLASS Z SHARES

    BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

    MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes mutual funds as investment options and the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

    - Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services

    - Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

    OTHER TYPES OF INVESTORS. Class Z shares also are available for purchase by the following categories of investors:

    - Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available investment option

    - Current and former Directors/Trustees of the Prudential mutual funds (including the Company)

    - Prudential with an investment of $10 million or more.

    After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares.

    In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons which distribute shares a finder's fee, from its own resources, based on a percentage of the net asset value of shares sold by such persons.

RIGHTS OF ACCUMULATION

    Reduced sales charges are also available through rights of accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of a Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge.

Rights of accumulation may be applied across the classes of the Prudential mutual funds. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day.

    The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

SALE OF SHARES

    You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund whose shares you are redeeming computes its NAV for that day (that is, 4:15 P.M., New York time) in order to receive that day's NAV. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of a Fund.

    If you hold shares of a Fund through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.

    If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund whose shares you are redeeming in care of its Transfer Agent, Prudential Mutual Fund Services LLC,
Attention: Redemption Services, P.O. Box 8149, Philadelphia, PA 19101, the Distributor, or to your broker.

    SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $100,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or
(4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

    Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and/or written request, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

    REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. Each Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

    INVOLUNTARY REDEMPTION. In order to reduce expenses of a Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

    90-DAY REPURCHASE PRIVILEGE. If you redeem your shares of a Fund and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the same Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

    CONTINGENT DEFERRED SALES CHARGE

    Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase (one year in the case of shares purchased before November 2, 1998) will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares (one year for Class C shares purchased before November 2, 1998). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.

    The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

    The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                              CONTINGENT DEFERRED SALES
                                                               CHARGE AS A PERCENTAGE
YEAR SINCE PURCHASE                                            OF DOLLARS INVESTED OR
PAYMENT MADE                                                     REDEMPTION PROCEEDS
-------------------                                           -------------------------
First.......................................................             5.0%
Second......................................................             4.0%
Third.......................................................             3.0%
Fourth......................................................             2.0%
Fifth.......................................................             1.0%
Sixth.......................................................             1.0%
Seventh.....................................................             None

    In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class B shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990) and 18 months for Class C shares (one year for Class C shares bought before November 2, 1998); then of amounts representing the cost of shares held beyond the applicable CDSC period; then of amounts representing the cost of shares bought before July 1, 1985; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

    For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

    For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

    WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

    The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.

    Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential mutual funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.

    SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.

    In addition, the CDSC will be waived on redemptions of shares held by Directors of the Company.

    You must notify the Fund's Transfer Agent either directly or through your broker, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

    In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                           REQUIRED DOCUMENTATION
Death                                        A copy of the shareholder's death certificate
                                             or, in the case of a trust, a copy of the
                                             grantor's death certificate, plus a copy of the
                                             trust agreement identifying the grantor.

Disability--An individual will be            A copy of the Social Security Administration
considered disabled if he or she is          award letter or a letter from a physician on the
unable to engage in any substantial          physician's letterhead stating that the
gainful activity by reason of any            shareholder (or, in the case of a trust, the
medically determinable physical or           grantor (a copy of the trust agreement
mental impairment which can be               identifying the grantor will be required as
expected to result in death or to be         well)) is permanently disabled. The letter must
of long-continued and indefinite             also indicate the date of disability.
duration.

Distribution from an IRA or                  A copy of the distribution form from the
403(b) Custodial Account                     custodial firm indicating (i) the date of birth
                                             of the shareholder and (ii) that the shareholder
                                             is over age 59 1/2 and is taking a normal
                                             distribution--signed by the shareholder.

Distribution from Retirement Plan            A letter signed by the plan
                                             administrator/trustee indicating the reason for
                                             the distribution.

Excess Contributions                         A letter from the shareholder (for an IRA) or
                                             the plan administrator/trustee on company
                                             letterhead indicating the amount of the excess
                                             and whether or not taxes have been paid.

    The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT--PRUDENTIAL UTILITY FUND CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

    The CDSC is reduced on redemptions of Class B shares of Prudential Utility Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchase $100,000 of Class B shares of the Fund and the following year purchase an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                            CONTINGENT DEFERRED SALES CHARGE
                                          AS A PERCENTAGE OF DOLLARS INVESTED
                                                 OR REDEMPTION PROCEEDS
         YEAR SINCE PURCHASE            ----------------------------------------
             PAYMENT MADE               $500,001 TO $1 MILLION   OVER $1 MILLION
         -------------------            ----------------------   ---------------
First.................................        3.0     %                2.0%
Second................................        2.0     %                1.0%
Third.................................        1.0     %                0 %
Fourth and thereafter.................        0       %                0 %

    You must notify the Fund's Distributor or Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES

    BENEFIT PLANS. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

CONVERSION FEATURE--CLASS B SHARES

    Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

    Since each Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula:
(i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

    For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different NAVs per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

    Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

    For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

    The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                         SHAREHOLDER INVESTMENT ACCOUNT

    Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. Each Fund makes available to its shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

    For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund in which they have invested at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such reinvestment will be made at the NAV per share next determined after receipt of the check by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to any CDSC upon redemption.

EXCHANGE PRIVILEGE

    Each Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential mutual funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. For retirement and group plans having a limited menu of Prudential mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.

    It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

    In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund whose shares you wish to exchange at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

    If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

    If you hold certificates, the certificates must be returned in order for the shares to be exchanged.

    You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19101.

    In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.

    CLASS A. Shareholders of a Fund may exchange their Class A shares for Class A shares of certain other Prudential mutual funds, and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential mutual funds participating in the exchange privilege.

    The following money market funds participate in the Class A exchange privilege:

       Prudential California Municipal Fund
         (California Money Market Series)
       Prudential Government Securities Trust
         (Money Market Series)
         (U.S. Treasury Money Market Series)
       Prudential Municipal Series Fund
         (New Jersey Money Market Series)
         (New York Money Market Series)
       Prudential MoneyMart Assets, Inc. (Class A shares)
       Prudential Tax-Free Money Fund, Inc.

    CLASS B AND CLASS C. Shareholders of a Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other Prudential mutual funds and shares of Prudential Special Money Market Fund, Inc., a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

    Class B and Class C shares of a Fund may also be exchanged for shares of Prudential Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into a Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

    At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of a Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

    CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential mutual funds.

    SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares which are not subject to a CDSC held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise.

    Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the NAV above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege.

    Participants in any fee-based program for which a Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV. Similarly, participants in Prudential Securities' 401(k) Plan for which a Fund's Class Z shares is an available option and who wish to transfer their Class Z shares out of the Prudential Securities 401(k) Plan following separation from service (that is, voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

    Additional details about the exchange privilege and prospectuses for each of the Prudential mutual funds are available from the Funds' Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Funds, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

    Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

PERIOD OF MONTHLY INVESTMENTS:                    $100,000   $150,000   $200,000   $250,000
------------------------------                    --------   --------   --------   --------
25 Years........................................   $  105     $  158     $  210     $  263
20 years........................................      170        255        340        424
15 years........................................      289        433        578        722
10 years........................................      547        820      1,093      1,366
 5 years........................................    1,361      2,041      2,721      3,402
See "Automatic Investment Plan."

------------

    (1)Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.

    (2)The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of a Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC INVESTMENT PLAN (AIP)

    Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of a Fund monthly by authorizing his or her bank account or brokerage account (including a Prudential Securities Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to AIP participants.

    Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

SYSTEMATIC WITHDRAWAL PLAN

    A systematic withdrawal plan is available to shareholders through the Transfer Agent, the Distributor or your broker. Such withdrawal plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC.

    In the case of shares held through the Transfer Agent (1) a $10,000 minimum account value applies, (2) withdrawals may not be for less than $100 and (3) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan.

    The Transfer Agent, the Distributor or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

    Withdrawal payments should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must generally be recognized for federal income tax purposes. In addition, withdrawals made concurrently with the purchases of additional shares are inadvisable because of the sales charge applicable to (1) the purchase of Class A and Class C shares and (2) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

    Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from the Distributor or the Transfer Agent.

    Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

    INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                      TAX-DEFERRED COMPOUNDING(1)
CONTRIBUTIONS                           PERSONAL
MADE OVER:                              SAVINGS                   IRA
-------------                           --------                --------
10 years................                $ 26,165                $ 31,291
15 years................                  44,675                  58,649
20 years................                  68,109                  98,846
25 years................                  97,780                 157,909
30 years................                 135,346                 244,692

------------

  (1) The chart is for illustrative purposes only and does not represent the performance of a Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS

    From time to time, a Fund may be included in a mutual fund program with other Prudential mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as, to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. A Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

    The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, individuals should consult their financial adviser concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

    Each Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. A Fund will compute its NAV at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of a Fund's shares shall be determined at the time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of each Fund. In accordance with procedures adopted by the Board of Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indexes) are valued at the last sale price of such exchange system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the last bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Fund's Subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or more than one principal market maker (if available, otherwise a primary market dealer) which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Fund's Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices (or the last bid price, in the absence of an asked price) provided by more than one principal market maker (if available, otherwise a primary market dealer). Options on stock and stock indexes traded on an exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on the respective exchange (or at the last bid price in the absence of an asked price) and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank, dealer or independent service, and foreign currency forward contracts are valued at the current cost of covering or offsetting such contracts calculated on the day of valuation. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Company's Board of Directors.

    Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or the Subadviser (or Valuation Committee or Board of Directors) does not represent fair value, are valued by the Valuation Committee or Board of Directors, in consultation with the Manager or the Subadviser, including its portfolio manager, traders, research and credit analysts, and legal and compliance personnel, on the basis of the following factors: the nature of any restrictions on disposition of the securities, assessment of the general liquidity/ illiquidity of the securities, the issuer's financial condition and the markets in which it does business, cost of the security, transactions in comparable securities, the size of the holding and the capitalization of the issuer, relationships among various securities, media or other reports or information deemed reliable by the Manager or Subadviser regarding the issuer or the markets or industry in which it operates, consistency with valuation of similar securities held by other Prudential funds and such other factors as may be determined by the Manager, the Subadviser, Board of Directors or Valuation Committee to materially affect the value of the security. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board of Directors not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker.

    Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that the Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

    Each Fund is qualified as, intends to remain qualified as, and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves each Fund (but not its shareholders) from paying federal income tax on income and capital gains which are distributed to shareholders, and permits net capital gains of each Fund (that is, the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund. Net capital gains of a Fund which are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of the Fund.

    Qualification of a Fund as a regulated investment company under the Internal Revenue Code requires, among other things, that the Fund (a) derive at least 90% of its annual gross income (without reduction for losses from the sale or other disposition of securities or foreign currencies) from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's assets is represented by cash, U.S. government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities); and
(c) distribute to its shareholders at least 90% of its net investment income and net short-term capital gains (that is, the excess of net short-term capital gains over net long-term capital losses) in each year.

    Gains or losses on sales of securities by a Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by a Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of a Fund's transactions may be subject to wash sale, short sale, constructive sale, anti-conversion and straddle provisions of the Internal Revenue Code that may, among other things, require the Fund to defer recognition of losses. In addition, debt securities acquired by a Fund may be subject to original issue discount and market discount rules which, respectively, may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income.

    Certain futures contracts and certain listed options (referred to as Section 1256 contracts) held by the Funds will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. Except with respect to certain foreign currency forward contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

    Gain or loss on the sale, lapse or other termination of options on stock and on narrowly-based stock indexes will be capital gain or loss and will be long-term or short-term depending on the holding period of the option. In addition, positions which are part of a "straddle" will be subject to certain wash sale, short sale and constructive sale provisions of the Internal Revenue Code. In the case of a straddle, a Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund.

    Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency forward contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If a Fund's Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, thereby reducing each shareholder's basis in his or her Fund shares.

    Shareholders of a Fund electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share of the Fund on the reinvestment date.

    Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to federal income taxes. In addition, dividends and capital gains distributions also may be subject to state and local income taxes. Therefore, prior to purchasing shares of a Fund, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.

    Any loss realized on a sale, redemption or exchange of shares of a Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before the disposition of shares. Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

    A shareholder who acquires shares of a Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

    Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends, unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Net capital gain distributions paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions that are effectively connected with a U.S. trade or business of the foreign shareholder. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

    Dividends received by corporate shareholders are eligible for a dividends-received deduction of 70% to the extent a Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Dividends attributable to foreign corporations, interest income, capital and currency and gain or loss from Section 1256 contracts (described above) and income from certain other sources will not constitute qualified dividends. Individual shareholders are not eligible for the dividends-received deduction.

    The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares and lower on Class A shares in relation to Class Z shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."

    Each Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. Each Fund also is required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year. In addition, each Fund must distribute during the calendar year all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior calendar year, respectively. To the extent it does not meet these distribution requirements, a Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which a Fund pays income tax is treated as distributed.

    A Fund may, from time to time, invest in Passive Foreign Investment Companies (PFICs). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or on any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Fund may make a "mark-to-market" election with respect to any marketable stock it holds of a PFIC. If the election is in effect, at the end of the Fund's taxable year, the Fund will recognize the amount of gains, if any, as ordinary income with respect to PFIC stock. No loss will be recognized on PFIC stock, except to the extent of gains recognized in prior years. Alternatively, a Fund, if it meets certain requirements, may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its PRO RATA share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above.

    Income received by a Fund from sources within foreign countries may be subject to wihtholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of the Fund's assets to be invested in various countries will vary.

    Shareholders are advised to consult their own tax advisers with respect to the federal, state and local tax consequences resulting from their investment in a Fund.

                            PERFORMANCE INFORMATION

    AVERAGE ANNUAL TOTAL RETURN. Each Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.

    Average annual total return is computed according to the following formula:

                         P(1+T) TO THE POWER OF n = ERV

Where: P = a hypothetical initial payment of $1000.

       T = average annual total return.

       n = number of years.

       ERV = Ending Redeemable Value of a hypothetical $1000 investment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

    Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

    Below are the average annual total returns for Prudential Utility Fund's share classes for the periods ended November 30, 2000.


                                                       1 YEAR    5 YEARS    10 YEARS    SINCE INCEPTION
                                                      --------   --------   --------   -----------------
Class A.............................................   22.41%     17.27%     14.43%    13.06%  (1/22/90)
Class B.............................................   22.81      17.50      14.14     16.35   (8/10/81)
Class C.............................................   25.53      17.37        N/A     15.64    (8/1/94)
Class Z.............................................   29.13        N/A        N/A     18.45    (3/1/96)


    Below are the average annual total returns for the other Funds for the periods ended November 30, 2000.


                                                   PRUDENTIAL             PRUDENTIAL                PRUDENTIAL
                                               FINANCIAL SERVICES      HEALTH SCIENCES              TECHNOLOGY
                                                      FUND                   FUND                      FUND
                                              --------------------   --------------------   --------------------------
                                                           SINCE                  SINCE                        SINCE
                                                         INCEPTION              INCEPTION                    INCEPTION
                                               1 YEAR    (6/30/99)    1 YEAR    (6/30/99)       1 YEAR       (6/30/99)
                                              --------   ---------   --------   ---------   --------------   ---------
Class A.....................................   12.86%       3.94%     63.70%      49.92%            -16.77%    10.01%
Class B.....................................   12.90        4.19      65.85       51.84             -17.38     10.55
Class C.....................................   15.72        5.50      68.14       52.52             -14.90     11.77
Class Z.....................................   19.10        8.03      72.55       55.78             -12.23     14.32


    AGGREGATE TOTAL RETURN. Each Fund also may advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

    Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                    ERV - P
                                    -------

                                       P

    Where: P = a hypothetical initial payment of $1000.

           ERV = Ending Redeemable Value of a hypothetical $1000 investment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

    Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

    Below are the aggregate total returns for the Prudential Utility Fund's share classes for the periods ended November 30, 2000.


                                                     1 YEAR    5 YEARS    10 YEARS     SINCE INCEPTION
                                                    --------   --------   --------   -------------------
Class A...........................................   28.85%     133.49%    305.03%    298.83%  (1/22/90)
Class B...........................................   27.81      124.95     275.14    1,759.91  (8/10/81)
Class C...........................................   27.81      124.95        N/A      153.51   (8/1/94)
Class Z...........................................   29.13         N/A        N/A      123.55   (3/1/96)


    Below are the aggregate total returns for the other Funds' share classes for the periods ended November 30, 2000.


                                                   PRUDENTIAL             PRUDENTIAL                PRUDENTIAL
                                               FINANCIAL SERVICES      HEALTH SCIENCES              TECHNOLOGY
                                                      FUND                   FUND                      FUND
                                              --------------------   --------------------   --------------------------
                                                           SINCE                  SINCE                        SINCE
                                                         INCEPTION              INCEPTION                    INCEPTION
                                               1 YEAR    (6/30/99)    1 YEAR    (6/30/99)       1 YEAR       (6/30/99)
                                              --------   ---------   --------   ---------   --------------   ---------
Class A.....................................   18.80%      11.20%     72.32%      87.13%            -12.39%    20.54%
Class B.....................................   17.90       10.00      70.85       85.03             -13.03     19.32
Class C.....................................   17.90       10.00      70.85       85.03             -13.03     19.32
Class Z.....................................   19.10       11.60      72.55       87.74             -12.23     20.94


    YIELD. Each Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. This yield will be computed by dividing a Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

                       a - b
YIELD = 2[(          ---------    +1)TO THE POWER OF 6 - 1]
                         cd

Where: a=dividends and interest earned during the period.
     b=expenses accrued for the period (net of reimbursements).
     c=the average daily number of shares outstanding during the period that were entitled to receive dividends.
     d=the maximum offering price per share on the last day of the period.

    Yield fluctuates and an annualized yield quotation is not a representation by a Fund as to what an investment in the Fund will actually yield for any given period.


    Prudential Utility Fund's 30-day yields for the period ended November 30, 2000 were 1.44%, 0.80%, 0.79% and 1.76% for Class A, Class B, Class C and Class Z shares, respectively.

    ADVERTISING. Advertising materials for a Fund may include biographical information relating to its portfolio manager(s), and may include or refer to commentary by the Fund's manager(s) concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for a Fund also may include mention of The Prudential Insurance Company of America, its affiliates and subsidiaries, and reference the assets, products and services of those entities.

    From time to time, advertising materials for a Fund may include information concerning retirement and investing for retirement, may refer to the approximate number of Fund shareholders and may refer to Lipper rankings or Morningstar ratings, other related analysis supporting those ratings, other industry publications, business periodicals and market indexes. In addition, advertising materials may reference studies or analyses performed by the Manager or its affiliates. Advertising materials for sector funds, funds that focus on market capitalizations, index funds and international/global funds may discuss the potential benefits and risks of that investment style. Advertising materials for fixed-income funds may discuss the benefits and risks of investing in the bond market including discussions of credit quality, duration and maturity.

    Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation.(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      PERFORMANCE
COMPARISON OF DIFFERENT
 TYPES OF INVESTMENTS
  OVER THE LONG TERM
(12/31/1925-12/31/2000)
COMMON STOCKS            11.1%
LONG-TERM GOV'T. BONDS    5.3%
INFLATION                 3.1%

------------
(1)Source: Ibbotson Associates. Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Composite Stock Price Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Portfolio of Investments as of November 30, 2000

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  96.1%
Common Stocks
-------------------------------------------------------------------------------------
Banks - Major  23.8%
     114,800   Bank of America Corp.                                $      4,584,825
      23,900   Bank of New York Co., Inc.                                  1,318,981
      44,300   Bank One Corp.                                              1,586,494
      15,900   BB&T Corp.                                                    530,662
      68,200   Boise Cascade Corp.                                         1,969,275
     115,050   Chase Manhattan Corp.                                       4,242,469
      40,400   Comerica, Inc.                                              2,103,325
      48,100   First Union Corp.                                           1,208,512
     116,101   FleetBoston Financial Corp.                                 4,353,787
       5,800   J.P. Morgan & Co.                                             781,912
      31,900   KeyCorp                                                       795,506
      13,600   Mellon Financial Corp.                                        637,500
       1,300   Mony Group, Inc.                                               55,169
       3,000   Moodys Corp.                                                   77,812
      28,400   National City Corp.                                           702,900
      24,600   PNC Financial Services Group                                1,635,900
       8,300   SouthTrust Corp.                                              280,125
         300   Southwest Secs Group Inc.                                       6,019
       4,800   State Street Corp.                                            619,200
       8,200   Summit Bancorp.                                               304,938
      17,100   SunTrust Banks, Inc.                                          868,894
      59,200   Temple-Inland, Inc.                                         2,723,200
     123,400   U.S. Bancorp.                                               2,984,737
       8,800   Wachovia Corp.                                                440,550
      57,860   Wells Fargo & Co.                                           2,744,734
                                                                    ----------------
                                                                          37,557,426
-------------------------------------------------------------------------------------
Banks - Mid-Sized  3.4%
      17,000   AmSouth Bancorp.                                              252,875
      17,400   Compass Bancshares, Inc.                                      343,650
      13,350   Fifth Third Bancorp.                                          715,894

                                          See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
      98,436   Firstar Corp.                                        $      1,907,197
      35,900   Hibernia Corp.                                                428,556
       4,620   Huntington Bancshares, Inc.                                    70,455
       4,900   Imperial Bancorp.                                             109,025
       2,000   Marshall & Ilsley Corp.                                        85,250
       1,700   Mercantile Bankshares Corp.                                    65,238
       5,800   Northern Trust Corp.                                          499,525
       6,100   Pacific Century Financial Corp.                                90,737
       8,300   Regions Financial Corp.                                       201,275
      16,300   Union Planters Corp.                                          554,200
                                                                    ----------------
                                                                           5,323,877
-------------------------------------------------------------------------------------
Banks - Smaller  1.7%
      14,060   Associated BancCorp.                                          348,864
       8,682   Banknorth Group, Inc.                                         166,586
       3,100   Centura Banks, Inc.                                           130,587
         200   Chittenden Corp.                                                5,375
       1,300   City National Corp.                                            42,981
         700   Community First Bankshares, Inc.                               11,200
         300   Cullen/Frost Bankers, Inc.                                      9,675
       1,000   First Tennessee National Corp.                                 25,250
       2,700   FirstMerit Corp.                                               64,800
       3,139   Hudson United Bancorp.                                         58,654
       8,000   North Fork Bancorp., Inc.                                     169,500
      11,760   Provident Bankshares Corp.                                    219,030
       4,000   Provident Financial Group, Inc.                               126,250
       6,100   Riggs National Corp.                                           70,913
       7,400   Silicon Valley Bancshares(a)                                  255,300
         200   South Financial Group, Inc.                                     1,938
       4,600   Southwest Bancorp.(a)                                         164,450
       2,400   Susquehanna Bancshares, Inc.                                   34,050
         200   United Bankshares, Inc.                                         3,888
         700   Whitney Holding Corp.                                          24,894
      14,500   Zions Bancorp                                                 792,062
                                                                    ----------------
                                                                           2,726,247

    See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Financial Companies  15.1%
      12,000   Americredit Corp.(a)                                 $        249,750
      20,200   Associates First Capital Corp.                                713,313
       3,700   Capital One Financial Corp.                                   206,506
      77,000   CNA Financial Corp.(a)                                      2,863,437
      58,300   Countrywide Credit Industries, Inc.                         2,164,387
      35,100   Fannie Mae                                                  2,772,900
       1,600   Finova Group Inc.                                                 800
      72,700   Freddie Mac                                                 4,393,806
       8,200   Greater Bay Bancorp.                                          272,138
      51,400   Hilb, Rogal & Hamilton Co.                                  2,046,363
      18,400   Household International, Inc.                                 917,700
      40,200   MBNA Corp.                                                  1,434,638
       6,700   Stilwell Financial, Inc.                                      217,750
      97,300   USA Education, Inc.                                         5,631,237
                                                                    ----------------
                                                                          23,884,725
-------------------------------------------------------------------------------------
Financial Services - Diversified  7.5%
      46,100   American Express Co.                                        2,532,619
     171,766   Citigroup, Inc.                                             8,556,094
       8,800   Providian Financial Corp.                                     792,000
                                                                    ----------------
                                                                          11,880,713
-------------------------------------------------------------------------------------
Insurance - Accident & Health  3.1%
       7,600   AFLAC Inc.                                                    534,850
      98,100   Torchmark Corp.                                             3,727,800
      20,036   UnumProvident Corp.                                           540,972
                                                                    ----------------
                                                                           4,803,622
-------------------------------------------------------------------------------------
Insurance - Brokers/Services  2.6%
      83,000   Aon Corp.                                                   2,578,188
      30,900   CIT Group, Inc.(a) Class A                                    519,506
       8,800   Marsh & McLennan Cos., Inc.                                 1,013,100
                                                                    ----------------
                                                                           4,110,794
-------------------------------------------------------------------------------------
Insurance - Life  7.3%
      32,900   American General Corp.                                      2,465,444
       2,690   Delphi Financial Group, Inc.(a)                                95,159

                                         See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
         200   Jefferson-Pilot Corp.                                $         13,650
     134,500   John Hancock Financial Services, Inc.(a)                    4,236,750
      71,300   Lincoln National Corp.                                      3,221,869
      37,200   Nationwide Financial Services, Inc.                         1,527,525
       1,000   Protective Life Corp.                                          24,000
                                                                    ----------------
                                                                          11,584,397
-------------------------------------------------------------------------------------
Insurance - Multi-Line  15.1%
     140,200   Allstate Corp.                                              5,362,650
      83,087   American International Group, Inc.                          8,054,246
      21,000   CIGNA Corp.                                                 2,766,750
      31,800   Hartford Financial Services Group, Inc.                     2,249,850
      64,600   HCC Insurance Holdings, Inc.                                1,574,625
      73,800   Horace Mann Educators Corp.                                 1,217,700
      95,400   SAFECO Corp.                                                2,557,912
       1,300   Unitrin, Inc.                                                  46,719
                                                                    ----------------
                                                                          23,830,452
-------------------------------------------------------------------------------------
Insurance - Property & Casualty  4.5%
      39,600   Allmerica Financial Corp.                                   2,457,675
       5,300   American Financial Group, Inc.                                101,031
       3,847   Chubb Corp.                                                   313,530
         300   Cincinnati Financial Corp.                                     10,969
       2,700   Everest Re Group, Ltd.                                        162,506
       4,700   Loews Corp.                                                   444,150
       9,000   Old Republic International Corp.                              234,563
         200   Progressive Corp.                                              18,713
         300   Selective Insurance Group, Inc.                                 6,038
       4,900   St. Paul Cos., Inc.                                           245,612
      38,000   XL Capital Ltd.                                             3,032,875
                                                                    ----------------
                                                                           7,027,662
-------------------------------------------------------------------------------------
Insurance - Specialty  2.6%
       3,400   Ambac Financial Group, Inc.                                   259,675
       2,400   Enhance Financial Services Group, Inc.                         31,950
     120,200   Fidelity National Financial, Inc.                           2,877,288

    See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
       5,600   First American Corp.                                 $        121,800
       4,600   MBIA, Inc.                                                    316,825
       3,800   MGIC Investment Corp.                                         239,400
       4,850   The PMI Group, Inc.                                           308,278
                                                                    ----------------
                                                                           4,155,216
-------------------------------------------------------------------------------------
Investment Bankers/Brokers/Services  4.7%
      11,000   Bear Stearns & Co., Inc.                                      505,312
       2,300   Edwards (A.G.), Inc.                                          103,069
       3,600   Jeffries Group, Inc.                                           90,000
      29,700   Lehman Brothers, Inc.                                       1,472,006
      26,800   Merrill Lynch, Pierce, Fenner & Smith, Inc.                 1,551,050
      39,400   Morgan Stanley Dean Witter & Co.                            2,496,975
      44,400   Schwab (Charles) Corp.                                      1,229,325
                                                                    ----------------
                                                                           7,447,737
-------------------------------------------------------------------------------------
Investment Managers  0.1%
       2,700   Franklin Resources, Inc.                                       97,767
         200   Waddell & Reed Financial, Inc.                                  6,325
                                                                    ----------------
                                                                             104,092
-------------------------------------------------------------------------------------
Miscellaneous  1.4%
     109,300   Pall Corp.                                                  2,179,169
-------------------------------------------------------------------------------------
Savings & Loan Associations  3.2%
      10,500   Astoria Financial Corp.                                       469,875
       3,544   Charter One Financial, Inc.                                    85,056
      14,600   Dime Bancorp, Inc.                                            363,175
         700   Downey Financial Corp.                                         31,850
       2,600   Golden West Financial Corp.                                   152,263
      15,600   GreenPoint Financial Corp.                                    473,850

                                           See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
       7,100   MAF Bancorp., Inc.                                   $        156,200
         400   Washington Federal, Inc.                                        9,131
      65,400   Washington Mutual, Inc.                                     2,971,612
      13,200   Webster Financial Corp.                                       307,725
                                                                    ----------------
                                                                           5,020,737
                                                                    ----------------
               Total long-term investments (cost $133,489,273)           151,636,866
                                                                    ----------------
SHORT-TERM INVESTMENTS  4.9%
Principal
Amount
(000)
-------------------------------------------------------------------------------------
Repurchase Agreement  4.9%
$      7,721   Joint Repurchase Agreement Account,
                6.50%, 12/1/00
                (cost $7,721,000; Note 5)                                  7,721,000
                                                                    ----------------
               Total Investments  101.0%
                (cost $141,210,273; Note 4)                              159,357,866
               Liabilities in excess of other assets  (1.0%)              (1,610,568)
                                                                    ----------------
               Net Assets  100%                                     $    157,747,298
                                                                    ----------------
                                                                    ----------------

------------------------------
(a) Non-income producing security.
    See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Statement of Assets and Liabilities

                                                                November 30, 2000
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $141,210,273)                         $ 159,357,866
Cash                                                                        820
Receivable for Fund shares sold                                         929,236
Dividends and interest receivable                                       335,625
Receivable for investments sold                                         259,979
Prepaid expenses                                                          1,109
                                                                -----------------
      Total assets                                                  160,884,635
                                                                -----------------
LIABILITIES
Payable for investments purchased                                     2,442,962
Payable for Fund shares reacquired                                      453,388
Distribution fee payable                                                102,556
Management fee payable                                                   76,856
Accrued expenses                                                         61,575
                                                                -----------------
      Total liabilities                                               3,137,337
                                                                -----------------
NET ASSETS                                                        $ 157,747,298
                                                                -----------------
                                                                -----------------
Net assets were comprised of:
   Common stock, at par                                           $     143,057
   Paid-in capital in excess of par                                 142,037,826
                                                                -----------------
                                                                    142,180,883
   Undistributed net investment income                                  255,495
   Accumulated net realized loss on investments                      (2,836,673)
   Net unrealized appreciation/depreciation on investments           18,147,593
                                                                -----------------
Net assets, November 30, 2000                                     $ 157,747,298
                                                                -----------------
                                                                -----------------

                                           See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Statement of Assets and Liabilities Cont'd.

                                                                November 30, 2000
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($28,801,205 / 2,591,539 shares of common stock
      issued and outstanding)                                            $11.11
   Maximum sales charge (5% of offering price)                              .58
                                                                -----------------
   Maximum offering price to public                                      $11.69
                                                                -----------------
                                                                -----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($78,181,964 / 7,109,948 shares of common stock
      issued and outstanding)                                            $11.00
                                                                -----------------
                                                                -----------------
Class C:
   Net asset value and redemption price per share
      ($41,010,570 / 3,729,485 shares of common stock
      issued and outstanding)                                            $11.00
   Sales charge (1% of offering price)                                      .11
                                                                -----------------
   Offering price to public                                              $11.11
                                                                -----------------
                                                                -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($9,753,559 / 874,717 shares of common stock
      issued and outstanding)                                            $11.15
                                                                -----------------
                                                                -----------------

    See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Statement of Operations

                                                                      Year
                                                                      Ended
                                                                November 30, 2000
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends                                                       $ 2,354,475
   Interest                                                            224,400
                                                                -----------------
      Total income                                                   2,578,875
                                                                -----------------
Expenses
   Management fee                                                      889,559
   Distribution fee--Class A                                            56,536
   Distribution fee--Class B                                           594,423
   Distribution fee--Class C                                           306,389
   Transfer agent's fees and expenses                                  222,000
   Custodian's fees and expenses                                       156,000
   Registration fees                                                   109,000
   Reports to shareholders                                              30,000
   Audit fees                                                           25,000
   Legal fees and expenses                                              20,000
   Directors' fees and expenses                                         11,000
   Miscellaneous                                                           521
                                                                -----------------
      Total expenses                                                 2,420,428
   Less: Management fee waiver                                        (177,912)
                                                                -----------------
      Net expenses                                                   2,242,516
                                                                -----------------
Net investment income                                                  336,359
                                                                -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net realized gain/loss on:
   Investment transactions                                             269,159
   Foreign currency transactions                                       (75,695)
                                                                -----------------
                                                                       193,464
                                                                -----------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                      20,995,865
   Foreign currencies                                                   60,319
                                                                -----------------
                                                                    21,056,184
                                                                -----------------
Net gain on investments and foreign currencies                      21,249,648
                                                                -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $21,586,007
                                                                -----------------
                                                                -----------------

                                           See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Statement of Changes in Net Assets

                                                   Year           June 30, 1999(a)
                                                   Ended               Through
                                             November 30, 2000    November 30, 1999
-----------------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations
   Net investment income/loss                  $     336,359        $    (183,006)
   Net realized gain/loss on investments
      and foreign currency transactions              193,464           (3,104,451)
   Net change in unrealized
      appreciation/depreciation of
      investments                                 21,056,184           (2,908,591)
                                             -----------------    -----------------
   Net increase/decrease in net assets
      resulting from operations                   21,586,007           (6,196,048)
                                             -----------------    -----------------
Fund share transactions (net of share
conversions)
(Note 6)
   Net proceeds from shares sold                  77,143,823          122,605,417
   Cost of shares reacquired                     (45,164,790)         (12,227,111)
                                             -----------------    -----------------
   Net increase in net assets from Fund
      share transactions                          31,979,033          110,378,306
                                             -----------------    -----------------
Total increase                                    53,565,040          104,182,258
NET ASSETS
Beginning of period                              104,182,258                   --
                                             -----------------    -----------------
End of period(b)                               $ 157,747,298        $ 104,182,258
                                             -----------------    -----------------
                                             -----------------    -----------------
------------------------------
(a) Commencement of investment operations.
(b) Includes undistributed net investment
    income of:                                 $     255,495        $          --
                                             -----------------    -----------------

    See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Notes to Financial Statements

      Prudential Sector Funds, Inc. (the 'Company') is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company presently consists of four Portfolios: Prudential Health Sciences Fund, Prudential Technology Fund, Prudential Utility Fund and Prudential Financial Services Fund (the 'Fund'). The financial statements of the other portfolios are not presented herein. Investment operations for the Fund commenced on June 30, 1999.

      The Fund is non-diversified and its investment objective is long-term capital appreciation. It seeks to achieve this objective by investing primarily in equities of companies in the banking and financial services group of industries.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange and NASDAQ
National Market System securities are valued at the last sale price on the exchange or system on which they are traded or, if no sale was reported on that date, at the mean between the last reported bid and asked prices or at the last bid price on such day in the absence of an asked price. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are valued by an independent pricing agent or principal market maker. Short-term securities which mature in more than 60 days are valued based on current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager and subadviser.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Company's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      All securities are valued as of 4:15 P.M., New York time.

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Notes to Financial Statements Cont'd.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange.

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets, except portfolio securities, and liabilities (other than investments) at period-end exchange rates are reflected as a component of unrealized appreciation or depreciation on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of investments and foreign currencies are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Company's expenses are allocated to the respective Funds on the basis of relative net assets except for expenses that are charged directly at a Fund level.

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Notes to Financial Statements Cont'd.

      Net investment income or loss (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    For federal income tax purposes, each fund in the Company is treated as a separate taxpaying entity. It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Offering and Organization Costs:    The Fund incurred approximately
$53,200 in connection with the organization of the Fund. Organization costs of $2,800 were expensed and offering costs of $50,400 were amortized in the first year of operations.

      Reclassification of Capital Accounts:    The Company accounts for and
reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect for the Fund of applying this statement was to decrease undistributed net investment income by $80,864, decrease accumulated net realized loss on investments by $80,864 for realized foreign currency losses for the period ended November 30, 2000. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements
The Company has a management agreement for the Fund with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Pursuant to a subadvisory agreement between PIFM and The Prudential Investment Corporation ('PIC'), PIC furnished investment advisory services in connection with the management of the Fund from inception date through August 23,

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Notes to Financial Statements Cont'd.

2000. Effective August 24, 2000, PIFM entered into a separate subadvisory agreement with Jennison Associates LLC ('Jennison') under which Jennison provides investment advisory services for the strategically managed segment. PIC continues to provide investment advisory services for the enhanced index portion of the Fund's assets. PIFM pays for the services of PIC and Jennison, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. The change in subadvisory agreements had no impact on the management fee charged to the Fund.

      The management fee paid to PIFM is computed daily and payable monthly at an annual rate of .75 of 1% of the Fund's average daily net assets. PIFM has agreed to waive a portion (.15 of 1% of the Fund's average daily net assets) of its management fee, which amounted to $177,912 ($.012 per share) for the year ended November 30, 2000. The Fund is not required to reimburse PIFM for such waiver. Effective December 1, 2000 PIFM eliminated its management fee waiver.

      The Company has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, Class B and C shares, respectively, for the year ended November 30, 2000.

      PIMS has advised the Fund that it received approximately $213,900 and $157,500 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended November 30, 2000. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended November 30, 2000, it received approximately $325,100 and $64,700 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

      PIFM, PIC, PIMS and Jennison are wholly owned subsidiaries of The Prudential Insurance Company of America.

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Notes to Financial Statements Cont'd.

      The Company, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the year ended November 30, 2000.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Company's transfer agent. During the year ended November 30, 2000, the Fund incurred fees of approximately $212,900 for the services of PMFS. As of November 30, 2000, approximately $20,900 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

      For the year ended November 30, 2000, Prudential Securities Incorporated ('PSI'), a wholly owned subsidy of the Prudential Insurance Company of America, earned approximately $1,900 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended November 30, 2000, were $126,332,925 and $99,354,750, respectively.

      The federal income tax basis of the Fund's investments at November 30, 2000 was $142,280,296 and, accordingly, net unrealized appreciation for federal income tax purposes was $17,077,570 (gross unrealized appreciation--$25,391,044; gross unrealized depreciation--$8,313,474).

      For federal income tax purposes, the Fund utilized approximately $252,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended November 30, 2000. The Fund had a remaining capital loss carryforward as of November 30, 2000 of approximately $1,767,000 which expires in 2007. Accordingly, no capital gains distributions are expected to be paid to shareholders until future net gains have been realized in excess of such carryforward.

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Notes to Financial Statements Cont'd.

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of November 30, 2000, the Fund had a .88% undivided interest in the joint account. The undivided interest for the Fund represented $7,721,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

      ABN AMRO Incorporated, 6.49%, in the principal amount of $140,000,000, repurchase price $140,025,239, due 12/1/00. The value of the collateral including accrued interest was $142,800,106.

      Bear, Stearns & Co. Inc., 6.49%, in the principal amount of $150,000,000, repurchase price $150,027,041, due 12/1/00. The value of the collateral including accrued interest was $154,187,553.

      Chase Securities Inc., 6.49%, in the principal amount of $170,000,000, repurchase price $170,030,647, due 12/1/00. The value of the collateral including accrued interest was $173,403,728.

      Credit Suisse First Boston Corp., 6.54%, in the principal amount of $50,000,000, repurchase price $50,009,083, due 12/1/00. The value of the collateral including accrued interest was $51,721,692.

      Deutsche Bank Alex. Brown, 6.53%, in the principal amount of $115,305,000, repurchase price $115,325,915, due 12/1/00. The value of the collateral including accrued interest was $117,611,817.

      UBS Warburg, 6.49%, in the principal amount of $255,000,000, repurchase price $255,045,970, due 12/1/00. The value of the collateral including accrued interest was $260,101,709.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Notes to Financial Statements Cont'd.

      There are 400 million shares of $.01 par value per share common stock divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 100 million authorized shares.

      Transactions in shares of common stock were as follows:

Class A                                                         Shares        Amount
------------------------------------------------------------  ----------    -----------
Year ended November 30, 2000:
Shares sold                                                    1,532,922    $14,673,571
Shares reacquired                                             (1,416,924)   (13,146,321)
                                                              ----------    -----------
Net increase/decrease in shares outstanding before
  conversion                                                     115,998      1,527,250
Shares issued upon conversion and/or exchange from Class B       118,748      1,194,926
                                                              ----------    -----------
Net increase/decrease in shares outstanding                      234,746    $ 2,722,176
                                                              ----------    -----------
                                                              ----------    -----------
June 30, 1999(a) through
  November 30, 1999:
Shares sold                                                    2,858,418    $28,192,142
Shares reacquired                                               (502,545)    (4,744,998)
                                                              ----------    -----------
Net increase/decrease in shares outstanding before
  conversion                                                   2,355,873     23,447,144
Shares issued upon conversion and/or exchange from Class B           920          8,172
                                                              ----------    -----------
Net increase/decrease in shares outstanding                    2,356,793    $23,455,316
                                                              ----------    -----------
                                                              ----------    -----------
Class B
------------------------------------------------------------
Year ended November 30, 2000:
Shares sold                                                    3,643,320    $34,902,776
Shares reacquired                                             (1,801,593)   (16,777,278)
                                                              ----------    -----------
Net increase/decrease in shares outstanding before
  conversion                                                   1,841,727     18,125,498
Shares reacquired upon conversion and/or exchange into Class
  A                                                             (119,587)    (1,194,926)
                                                              ----------    -----------
Net increase/decrease in shares outstanding                    1,722,140    $16,930,572
                                                              ----------    -----------
                                                              ----------    -----------
June 30, 1999(a) through
  November 30, 1999:
Shares sold                                                    5,716,187    $56,000,581
Shares reacquired                                               (327,458)    (3,022,153)
                                                              ----------    -----------
Net increase/decrease in shares outstanding before
  conversion                                                   5,388,729     52,978,428
Shares reacquired upon conversion and/or exchange into Class
  A                                                                 (921)        (8,172)
                                                              ----------    -----------
Net increase/decrease in shares outstanding                    5,387,808    $52,970,256
                                                              ----------    -----------
                                                              ----------    -----------

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Notes to Financial Statements Cont'd.

Class C                                                         Shares        Amount
------------------------------------------------------------  ----------    -----------
Year ended November 30, 2000:
Shares sold                                                    1,952,681    $18,766,546
Shares reacquired                                             (1,111,471)   (10,197,497)
                                                              ----------    -----------
Net increase/decrease in shares outstanding                      841,210    $ 8,569,049
                                                              ----------    -----------
                                                              ----------    -----------
June 30, 1999(a) through
  November 30, 1999:
Shares sold                                                    3,189,081    $31,470,302
Shares reacquired                                               (300,806)    (2,814,482)
                                                              ----------    -----------
Net increase/decrease in shares outstanding                    2,888,275    $28,655,820
                                                              ----------    -----------
                                                              ----------    -----------
Class Z
------------------------------------------------------------
Year ended November 30, 2000:
Shares sold                                                      863,383    $ 8,800,930
Shares reacquired                                               (516,392)    (5,043,694)
                                                              ----------    -----------
Net increase/decrease in shares outstanding                      346,991    $ 3,757,236
                                                              ----------    -----------
                                                              ----------    -----------
June 30, 1999(a) through
  November 30, 1999:
Shares sold                                                      703,918    $ 6,942,392
Shares reacquired                                               (176,192)    (1,645,478)
                                                              ----------    -----------
Net increase/decrease in shares outstanding                      527,726    $ 5,296,914
                                                              ----------    -----------
                                                              ----------    -----------
------------------------------
(a) Commencement of investment operations.

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Financial Highlights

                                                                 Class A
                                                ------------------------------------------
                                                                          June 30,1999(c)
                                                     Year Ended               Through
                                                November 30, 2000(f)     November 30, 1999
------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                  $   9.36                $ 10.00
                                                      --------               --------
Income from investment operations
Net investment income(d)                                   .08                     --(b)
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions                                           1.67                   (.64)
                                                      --------               --------
   Total from investment operations                       1.75                   (.64)
                                                      --------               --------
Net asset value, end of period                        $  11.11                $  9.36
                                                      --------               --------
                                                      --------               --------
TOTAL RETURN(a)                                          18.80%                 (6.40)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                       $ 28,801                $22,050
Average net assets (000)                              $ 22,614                $21,235
Ratios to average net assets:(d)
   Expenses, including distribution and
      service (12b-1) fees                                1.33%                  1.58%(e)
   Expenses, excluding distribution and
      service (12b-1) fees                                1.08%                  1.33%(e)
   Net investment income                                   .83%                   .09%(e)
For Class A, B, C and Z shares:
   Portfolio turnover rate                                  85%                    39%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.
(b) Less than $.005 per share.
(c) Commencement of investment operations.
(d) Net of management fee waiver.
(e) Annualized.
(f) Based on average shares outstanding during the year.
                                           See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Financial Highlights Cont'd.

                                                                 Class B
                                                ------------------------------------------
                                                                          June 30,1999(b)
                                                     Year Ended               Through
                                                November 30, 2000(e)     November 30, 1999
------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                  $   9.33                $ 10.00
                                                      --------               --------
Income from investment operations
Net investment income (loss)(c)                            .01                   (.02)
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions                                           1.66                   (.65)
                                                      --------               --------
   Total from investment operations                       1.67                   (.67)
                                                      --------               --------
Net asset value, end of period                        $  11.00                $  9.33
                                                      --------               --------
                                                      --------               --------
TOTAL RETURN(a)                                          17.90%                 (6.70)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                       $ 78,182                $50,252
Average net assets (000)                              $ 59,442                $44,194
Ratios to average net assets:(c)
   Expenses, including distribution and
      service (12b-1) fees                                2.08%                  2.33%(d)
   Expenses, excluding distribution and
      service (12b-1) fees                                1.08%                  1.33%(d)
   Net investment income/(loss)                            .09%                  (.69)%(d)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.
(b) Commencement of investment operations.
(c) Net of management fee waiver.
(d) Annualized.
(e) Based on average shares outstanding during the year.
    See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Financial Highlights Cont'd.

                                                                 Class C
                                                ------------------------------------------
                                                                          June 30,1999(b)
                                                     Year Ended               Through
                                                November 30, 2000(e)     November 30, 1999
------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                  $   9.33                $ 10.00
                                                      --------               --------
Income from investment operations
Net investment income (loss)(c)                            .01                   (.02)
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions                                           1.66                   (.65)
                                                      --------               --------
   Total from investment operations                       1.67                   (.67)
                                                      --------               --------
Net asset value, end of period                        $  11.00                $  9.33
                                                      --------               --------
                                                      --------               --------
TOTAL RETURN(a)                                          17.90%                 (6.70)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                       $ 41,011                $26,939
Average net assets (000)                              $ 30,639                $25,325
Ratios to average net assets:(c)
   Expenses, including distribution and
      service (12b-1) fees                                2.08%                  2.33%(d)
   Expenses, excluding distribution and
      service (12b-1) fees                                1.08%                  1.33%(d)
   Net investment income/(loss)                            .09%                  (.66)%(d)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.
(b) Commencement of investment operations.
(c) Net of management fee waiver.
(d) Annualized.
(e) Based on average shares outstanding during the year.
                                           See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Financial Highlights Cont'd.

                                                                 Class Z
                                                ------------------------------------------
                                                                          June 30,1999(b)
                                                     Year Ended               Through
                                                November 30, 2000(e)     November 30, 1999
------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                   $ 9.36                 $ 10.00
                                                      -------                 -------
Income from investment operations
Net investment income(c)                                  .11                     .01
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions                                          1.68                    (.65)
                                                      -------                 -------
   Total from investment operations                      1.79                    (.64)
                                                      -------                 -------
Net asset value, end of period                         $11.15                 $  9.36
                                                      -------                 -------
                                                      -------                 -------
TOTAL RETURN(a)                                         19.10%                  (6.40)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                        $9,753                 $ 4,941
Average net assets (000)                               $5,913                 $ 4,972
Ratios to average net assets:(c)
   Expenses, including distribution and
      service (12b-1) fees                               1.08%                   1.33%(d)
   Expenses, excluding distribution and
      service (12b-1) fees                               1.08%                   1.33%(d)
   Net investment income/(loss)                          1.13%                    .35%(d)

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.
(b) Commencement of investment operations.
(c) Net of management fee waiver.
(d) Annualized.
(e) Based on average shares outstanding during the year.
    See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Report of Independent Accountants

To the Shareholders and Board of Directors of Prudential Sector Funds, Inc.--Prudential Financial Services Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Sector Funds, Inc.--Prudential Financial Services Fund (the 'Fund') at November 30, 2000, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period June 30, 1999 (commencement of operations) through November 30, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
January 17, 2001

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Portfolio of Investments as of November 30, 2000

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  94.6%
Common Stocks  94.2%
-------------------------------------------------------------------------------------
Agricultural Operations  0.8%
     150,700   Monsanto Co.                                         $      3,776,919
-------------------------------------------------------------------------------------
Biotechnology  24.0%
     100,000   3 Dimensional Pharmaceuticals, Inc.(a)                      1,287,500
     268,200   Adolor Corp.(a)                                             5,560,959
      39,700   Alexion Pharmaceuticals, Inc.(a)                            3,327,356
     200,500   Amgen, Inc.(a)                                             12,756,812
      26,000   Applera Corp. - Applied Biosystems Group                    2,148,250
     169,200   Avigen, Inc.(a)                                             5,826,825
     362,600   Aviron(a)                                                  19,217,800
      23,100   Biogen, Inc.(a)                                             1,264,725
       6,000   Biomatrix, Inc.(a)                                            120,750
      24,300   Chiron Corp.(a)                                               993,263
       4,100   Ciphergen Biosystems, Inc.(a)                                  45,100
     125,000   ConjuChem, Inc. (Canada)(a)                                   448,204
      58,800   Dyax Corp.(a)                                               1,381,800
      15,400   Eden Bioscience Corp.(a)                                      537,075
      47,800   Genentech, Inc.(a)                                          3,253,387
      22,100   Genzyme Corp.(a)                                            1,940,656
         700   Gilead Sciences, Inc.(a)                                       57,006
      10,400   IDEC Pharmaceuticals Corp.(a)                               1,810,250
     111,100   Inhale Therapeutic Systems, Inc.(a)                         4,277,350
      60,000   Ista Pharmaceuticals, Inc.(a)                                 660,000
     129,395   MedImmune, Inc.(a)                                          6,882,197
      15,900   Millennium Pharmaceuticals, Inc.(a)                           772,144
     216,700   NPS Pharmaceuticals, Inc.(a)                                8,397,125
     117,500   OSI Pharmaceuticals, Inc.(a)                                6,594,688
         600   Protein Design Labs, Inc.(a)                                   46,350
     339,900   Scios, Inc.(a)                                              6,670,537
      43,800   Serono SA, ADR (Switzerland)(a)                               936,225
       1,054   Serono SA, Class B (Switzerland)                              920,125
      44,500   Transkaryotic Therapies, Inc.(a)                            1,693,781
     457,900   ViroPharma Inc.(a)                                          7,097,450
                                                                    ----------------
                                                                         106,925,690

    See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Drugs/Medical/Dental Distribution  1.0%
      36,300   Cardinal Health, Inc.                                $      3,627,731
      13,800   Dentsply International, Inc.                                  499,388
       5,000   Invacare Corp.                                                137,500
                                                                    ----------------
                                                                           4,264,619
-------------------------------------------------------------------------------------
Healthcare Information Technology  1.5%
     465,400   Allscripts Inc.(a)                                          5,061,225
     103,000   The TriZetto Group, Inc.(a)                                 1,789,625
                                                                    ----------------
                                                                           6,850,850
-------------------------------------------------------------------------------------
Healthcare Management Services  3.7%
      21,100   Aetna, Inc.                                                 1,420,294
     541,800   Caremark Rx, Inc.(a)                                        5,892,075
       9,000   Coventry Health Care, Inc.(a)                                 191,250
      19,600   Express Scripts, Inc., Class A(a)                           1,467,550
      12,500   First Health Group Corp.(a)                                   588,281
      34,500   Health Net, Inc.(a)                                           810,750
      41,100   Humana, Inc.(a)                                               493,200
       5,000   Mid Atlantic Medical Services, Inc.(a)                        106,250
      17,900   Oxford Health Plans, Inc.(a)                                  726,069
      25,400   Pacificare Health Systems, Inc.(a)                            320,675
       9,600   Trigon Healthcare, Inc.(a)                                    688,200
      25,900   UnitedHealth Group, Inc.                                    3,038,394
       8,500   Wellpoint Health Networks, Inc.(a)                            916,406
                                                                    ----------------
                                                                          16,659,394
-------------------------------------------------------------------------------------
Healthcare Providers/Services  2.7%
       7,700   Apria Healthcare Group, Inc.(a)                               180,469
      50,000   Beverly Enterprises, Inc.(a)                                  275,000
      44,500   Covance, Inc.(a)                                              470,031
      36,800   HCA - The Healthcare Co.                                    1,524,900
      40,500   Health Management Associates, Inc., Class A(a)                863,156
     175,600   HEALTHSOUTH Corp.(a)                                        2,447,425
      12,300   Manor Care, Inc.(a)                                           209,100
      25,500   Omnicare, Inc.                                                417,563
      26,200   Pharmaceutical Product Development, Inc.(a)                   959,575
      13,600   Quest Diagnostics, Inc.(a)                                  1,528,300

                                           See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
      27,700   Quorum Health Group, Inc.(a)                         $        405,113
       3,300   Rural/Metro Corp.(a)                                            6,394
      46,200   Tenet Healthcare Corp.(a)                                   1,966,387
       5,600   Universal Health Services, Inc. Class B                       573,650
       7,900   US Oncology, Inc.(a)                                           37,525
                                                                    ----------------
                                                                          11,864,588
-------------------------------------------------------------------------------------
Medical Devices/Equipment/Supplies  6.9%
     182,500   Abbott Laboratories                                        10,048,906
      10,500   Adac Laboratories                                             192,937
     357,000   Aspect Medical Systems, Inc.(a)                             3,079,125
      12,700   Bausch & Lomb, Inc.                                           556,419
      17,700   Baxter International, Inc.                                  1,532,156
       5,700   Beckman Coulter, Inc.                                         436,762
      23,650   Biomet, Inc.                                                  875,050
       1,900   Datascope Corp.                                                62,581
       1,800   Diagnostic Products Corp.                                      81,000
      17,000   Edwards Lifesciences Corp.(a)                                 273,063
      22,500   Guidant Corp.(a)                                            1,213,594
     128,272   Medtronic, Inc.                                             6,830,484
       6,000   Mentor Corp.                                                  109,125
       8,800   MiniMed, Inc.(a)                                              523,600
      30,900   Polymedica Corp.(a)                                           704,906
       2,200   ResMed, Inc.(a)                                                77,138
       4,000   Respironics, Inc.(a)                                           98,250
       4,000   Sola International, Inc.(a)                                    14,500
      11,900   St. Jude Medical, Inc.                                        708,794
      21,500   STERIS Corp.(a)                                               322,500
      14,300   Stryker Corp.                                                 762,369
       3,000   Syncor International Corp.(a)                                  90,000
       2,400   Techne Corp.(a)                                               213,600
       2,000   The Cooper Cos., Inc.                                          65,125
      20,646   Tyco International, Ltd.                                    1,089,076
      40,300   Visx, Inc.(a)                                                 662,431
                                                                    ----------------
                                                                          30,623,491
-------------------------------------------------------------------------------------
Non-Healthcare
       1,656   Kimberly-Clark Corp.                                          115,817

    See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Pharmaceuticals  53.6%
     146,400   Allergan, Inc.                                       $     13,587,750
       8,000   Alpharma, Inc., Class A                                       273,000
      52,500   Alza Corp.(a)                                               2,329,688
     491,200   American Home Products Corp.                               29,533,400
     238,800   Bristol-Myers Squibb Co.                                   16,551,825
       1,099   Elan Corp. PLC, ADR (Ireland)(a)                               59,277
     289,500   Eli Lilly & Co.                                            27,122,531
      47,600   Forest Laboratories, Inc.(a)                                6,449,800
      11,500   ICN Pharmaceuticals, Inc.                                     387,406
      26,100   Ivax Corp.                                                  1,071,927
     170,342   Johnson & Johnson                                          17,034,200
      41,025   King Pharmaceuticals, Inc.(a)                               1,999,969
       4,600   Medicis Pharmaceutical Corp., Class A(a)                      292,100
     281,600   Merck & Co., Inc.                                          26,100,800
      18,100   Mylan Laboratories, Inc.                                      433,269
   1,061,850   Pfizer, Inc.                                               47,053,228
     233,065   Pharmacia Corp.                                            14,216,965
     303,600   Schering-Plough Corp.                                      17,020,575
     185,900   Sepracor, Inc.(a)                                          13,582,319
       3,440   Shire Pharmaceuticals Group PLC, ADR (United
                Kingdom)                                                     156,950
      55,300   Teva Pharmaceutical Industries Ltd., ADR (Israel)           3,635,975
                                                                    ----------------
                                                                         238,892,954
                                                                    ----------------
               Total common stocks (cost $334,753,341)                   419,974,322
                                                                    ----------------
PREFERRED STOCKS  0.4%
     200,000   Geneva Proteomics, Inc. (Switzerland)(a)(b)(c)
                (cost $1,100,000; purchased 7/7/00)                        1,100,000
          48   Third Wave Technologies, Inc.(a)(b)(c)
                (cost $505,618; purchased 7/21/00)                           505,618
                                                                    ----------------
               Total preferred stocks (cost $1,605,618)                    1,605,618
                                                                    ----------------
               Total long-term investments (cost $336,358,959)           421,579,940
                                                                    ----------------

                                           See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Principal
Amount
(000)         Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  2.4%
Commercial Paper  2.3%
$    10,332   American Express Co.
               6.45%, 12/1/00
               (cost $10,332,000)                                  $     10,332,000
-------------------------------------------------------------------------------------
Repurchase Agreement  0.1%
        284   Joint Repurchase Agreement Account,
               6.49%, 12/1/00
               (cost $284,000; Note 5)                                      284,000
-------------------------------------------------------------------------------------
U.S. Government Securities
        200   United States Treasury Bills
               5.98%, 12/28/00
               (cost $199,096)                                              198,706
                                                                   ----------------
              Total short-term investments (cost $10,815,096)            10,814,706
                                                                   ----------------
              Total Investments  97.0%
               (cost $347,174,055; Note 4)                              432,394,646
              Other assets in excess of liabilities  3.0%                13,305,364
                                                                   ----------------
              Net Assets  100%                                     $    445,700,010
                                                                   ----------------
                                                                   ----------------

------------------------------
ADR--American Depository Receipt.
PLC--Public Limited Company.
SA-- Sociedad Anomia (Spanish Corporation) or Societe Anonyme (French
    Corporation).
(a) Non-income producing security.
(b) Fair-valued security.
(c) Indicates a restricted security; the aggregate cost of such securities is $1,605,618. The aggregate value of $1,605,618 is approximately 0.4% of net assets at November 30, 2000.
    See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Statement of Assets and Liabilities

                                                                November 30, 2000
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $347,174,055)                         $ 432,394,646
Foreign currency, at value (cost $446,139)                              448,204
Cash                                                                    174,124
Receivable for investments sold                                      15,219,168
Receivable for Fund shares sold                                       1,725,120
Dividends and interest receivable                                       354,752
Other assets                                                              2,021
                                                                -----------------
      Total assets                                                  450,318,035
                                                                -----------------
LIABILITIES
Payable for investments purchased                                     2,215,055
Payable for Fund shares repurchased                                   1,689,774
Distribution fees payable                                               279,179
Accrued expenses                                                        217,262
Management fee payable                                                  215,637
Foreign withholding taxes payable                                         1,118
                                                                -----------------
      Total liabilities                                               4,618,025
                                                                -----------------
NET ASSETS                                                        $ 445,700,010
                                                                -----------------
                                                                -----------------
Net assets were comprised of:
   Common stock, at par                                           $     242,562
   Paid-in capital in excess of par                                 289,690,992
                                                                -----------------
                                                                    289,933,554
   Net investment loss                                                   (1,118)
   Accumulated net realized gain on investments and foreign
      currency transactions                                          70,548,024
   Net unrealized appreciation on investments and foreign
      currencies                                                     85,219,550
                                                                -----------------
Net assets, November 30, 2000                                     $ 445,700,010
                                                                -----------------
                                                                -----------------

                                           See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Statement of Assets and Liabilities Cont'd.

                                                                November 30, 2000
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($98,129,069 / 5,300,364 shares of common stock issued
      and outstanding)                                                   $18.51
   Maximum sales charge (5% of offering price)                              .97
                                                                -----------------
   Maximum offering price to public                                      $19.48
                                                                -----------------
                                                                -----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($222,772,152 / 12,165,349 shares of common stock
      issued and outstanding)                                            $18.31
                                                                -----------------
                                                                -----------------
Class C:
   Net asset value and redemption price per share
      ($93,697,981 / 5,116,436 shares of common stock issued
      and outstanding)                                                   $18.31
   Sales charge (1% of offering price)                                      .18
                                                                -----------------
   Offering price to public                                              $18.49
                                                                -----------------
                                                                -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($31,100,808 / 1,674,071 shares of common stock
      issued and outstanding)                                            $18.58
                                                                -----------------
                                                                -----------------

    See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Statement of Operations

                                                                      Year
                                                                      Ended
                                                                November 30, 2000
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)
Income
   Dividends (net of foreign withholding tax of $25,188)          $   2,189,473
   Interest                                                             770,276
                                                                -----------------
      Total income                                                    2,959,749
                                                                -----------------
Expenses
   Management fee                                                     2,275,416
   Distribution fee--Class A                                            149,725
   Distribution fee--Class B                                          1,565,789
   Distribution fee--Class C                                            694,914
   Transfer agent's fees and expenses                                   401,000
   Custodian's fees and expenses                                        147,000
   Registration fees                                                     78,000
   Reports to shareholders                                               75,000
   Audit fee                                                             26,000
   Legal fees and expenses                                               21,000
   Directors' fees                                                       12,000
   Miscellaneous                                                          1,010
                                                                -----------------
      Total expenses                                                  5,446,854
   Less: Management fee waiver (Note 2)                                (455,083)
                                                                -----------------
       Net expenses                                                   4,991,771
                                                                -----------------
Net investment loss                                                  (2,032,022)
                                                                -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                           81,382,547
   Short sales                                                          266,038
   Foreign currency transactions                                         (8,212)
                                                                -----------------
                                                                     81,640,373
                                                                -----------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                       72,088,934
   Foreign currencies                                                    (1,041)
                                                                -----------------
                                                                     72,087,893
                                                                -----------------
Net gain on investments                                             153,728,266
                                                                -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ 151,696,244
                                                                -----------------
                                                                -----------------

                                           See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Statement of Changes in Net Assets

                                                  Year            June 30, 1999(a)
                                                  Ended               Through
                                            November 30, 2000    November 30, 1999
-----------------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations
   Net investment loss                        $  (2,032,022)        $   (642,381)
   Net realized gain on investments,
      short sales and foreign currency
      transactions                               81,640,373            1,720,697
   Net increase in unrealized
      appreciation on investments and
      foreign currencies                         72,087,893           13,131,657
                                            -----------------    ------------------
   Net increase in net assets resulting
      from operations                           151,696,244           14,209,973
                                            -----------------    ------------------
Distributions (Note 1):
   Distributions from net realized gains
      Class A                                      (560,664)                  --
      Class B                                    (1,526,461)                  --
      Class C                                      (667,678)                  --
      Class Z                                      (172,194)                  --
                                            -----------------    ------------------
                                                 (2,926,997)                  --
                                            -----------------    ------------------
Fund share transactions (Note 6)
(Net of share conversions)
   Net proceeds from shares sold                205,918,863          180,151,042
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                               2,809,025                   --
   Cost of shares reacquired                    (92,435,645)         (13,722,495)
                                            -----------------    ------------------
   Net increase in net assets from Fund
      share transactions                        116,292,243          166,428,547
                                            -----------------    ------------------
Total increase                                  265,061,490          180,638,520
NET ASSETS
Beginning of period                             180,638,520                   --
                                            -----------------    ------------------
End of period                                 $ 445,700,010         $180,638,520
                                            -----------------    ------------------
                                            -----------------    ------------------
------------------------------
(a) Commencement of investment operations.

    See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements

      Prudential Sector Funds, Inc. (the 'Company') is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company presently consists of four Portfolios: Prudential Financial Services Fund, Prudential Utility Fund, Prudential Technology Fund and Prudential Health Sciences Fund (the 'Fund'). The financial statements of the other Portfolios are not presented herein. Investment operations for the Fund commenced on June 30, 1999. The Fund is non-diversified and its investment objective is long-term capital appreciation which is sought by investing primarily in equity-related securities of U.S. companies engaged in the drug, healthcare, medicine, medical device and biotechnology group of industries.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities listed on a securities exchange and
NASDAQ National Market System securities are valued at the last sale price on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Corporate bonds and U.S. Government securities are valued on the basis of valuations provided by a pricing service or principal market makers. Options traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange, and futures contracts and options thereon are valued at their last sales price as of the close of trading on the applicable commodities exchange. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Company's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements Cont'd.

      All securities are valued as of 4:15 p.m., New York time.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

      Short Sales:    The Fund may sell a security it does not own in
anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The proceeds received from the short sale are maintained as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular security and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements Cont'd.

      Options:    The Fund may either purchase or write options in order to
hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. The Fund's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium, and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or a loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written options.

      The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Company's expenses are allocated to the respective Funds on the basis of relative net assets except for expenses that are charged directly at a Fund level.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements Cont'd.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    For federal income tax purposes, each fund in the Company is treated as a separate tax paying entity. It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Offering and Organization Costs:    The Fund incurred approximately
$53,500 in connection with the organization of the Fund. Organization costs of $3,700 were expensed and offering costs of $49,800 were amortized in the first year of operations ending June 2000.

      Reclassification of Capital Accounts:    The Company accounts and reports
distributions to shareholders in accordance with 'Statement of Position 93-2:
Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gains, and Return of Capital Distributions by Investment Companies'. For the year ended November 30, 2000, the Fund reclassified current net operating losses and redemptions utilitized as distributions for federal income tax purposes by decreasing undistributed net investment loss by $2,030,904, decreasing accumulated net realized gain on investments and foreign currency transactions by $9,470,896 and increasing paid-in capital in excess of par by $7,439,992. Net investment loss, net realized gains and net assets were not affected by this change.

Note 2. Agreements
The Company has a management agreement for the Fund with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. PIFM has entered into subadvisory agreements with The Prudential Investment Corporation ('PIC') and Jennison Associates LLC ('Jennison'). Each subadviser furnishes investment advisory services in connection with the management of a portion of the investment portfolio of the Fund. PIFM pays for the services of PIC and Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .75 of 1% of the Fund's average daily net assets.

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements Cont'd.

      PIFM has agreed to waive a portion (.15 of 1% of the Fund's average daily net assets) of its management fee, which amounted to $455,083 ($.0188 per share) for the year ended November 30, 2000. The Fund is not required to reimburse PIFM for such waiver.

      The Company has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended November 30, 2000.

      PIMS has advised the Fund that it received approximately $424,500 and $276,900 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the year ended November 30, 2000. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended November 30, 2000, it received approximately $491,800 and $83,600 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIFM, PIC, PIMS and Jennison are wholly owned subsidiaries of The Prudential Insurance Company of America ('The Prudential').

      The Company, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings are at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the year ended November 30, 2000.

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements Cont'd.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Company's transfer agent. During the year ended November 30, 2000, the Fund incurred fees of approximately $357,000 for the services of PMFS. As of November 30, 2000, approximately $40,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended November 30, 2000 were $502,211,350 and $404,470,148, respectively.

      The federal income tax basis of the Fund's investments at November 30, 2000 was $350,724,622 and, accordingly, net unrealized appreciation for federal income tax purposes was $81,670,024 (gross unrealized appreciation--$91,884,473; gross unrealized depreciation--$10,214,449).

Note 5. Joint Repurchase Agreement Account
The Company, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of November 30, 2000, the Fund had a .03% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represents $284,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

      ABN AMRO Incorporated, 6.49%, in the principal amount of $140,000,000, repurchase price $140,025,239, due 12/1/00. The value of the collateral including accrued interest was $142,800,106.

      Bear, Stearns & Co. Inc., 6.49%, in the principal amount of $150,000,000, repurchase price $150,027,041, due 12/1/00. The value of the collateral including accrued interest was $154,187,553.

      Chase Securities Inc., 6.49%, in the principal amount of $170,000,000, repurchase price $170,030,647, due 12/1/00. The value of the collateral including accrued interest was $173,403,728.

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements Cont'd.

      Credit Suisse First Boston Corp., 6.54%, in the principal amount of $50,000,000, repurchase price $50,009,083, due 12/1/00. The value of the collateral including accrued interest was $51,721,692.

      Deutsche Bank Alex Brown, 6.53%, in the principal amount of $115,305,000, repurchase price $115,325,915, due 12/1/00. The value of the collateral including accrued interest was $117,611,817.

      UBS Warburg, 6.49%, in the principal amount of $255,000,000, repurchase price $255,045,970, due 12/1/00. The value of the collateral including accrued interest was $260,101,709.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales charge and are offered exclusively for sale to a limited group of investors.

      There are 400 million shares of common stock, $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 100 million authorized shares.

      Transactions in shares of common stock were as follows:

Class A                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Year ended November 30, 2000:
Shares sold                                                    3,470,317    $ 54,138,804
Shares issued in reinvestment of distributions                    38,339         532,140
Shares reacquired                                             (1,896,199)    (27,596,099)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                   1,612,457      27,074,845
Shares issued upon conversion from Class B                       315,058       4,790,652
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                  1,927,515    $ 31,865,497
                                                              ----------    ------------
                                                              ----------    ------------
June 30, 1999(a) through
  November 30, 1999:
Shares sold                                                    3,887,815    $ 38,863,218
Shares reacquired                                               (517,941)     (5,221,019)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                   3,369,874      33,642,199
Shares issued upon conversion from Class B                         2,975          30,317
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                  3,372,849    $ 33,672,516
                                                              ----------    ------------
                                                              ----------    ------------
------------------------------
(a) Commencement of investment operations.

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements Cont'd.

Class B                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Year ended November 30, 2000:
Shares sold                                                    6,440,795    $ 95,004,047
Shares issued in reinvestment of distributions                   105,423       1,453,777
Shares reacquired                                             (2,287,146)    (34,219,402)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                   4,259,072      62,238,422
Shares reacquired upon conversion into Class A                  (317,396)     (4,790,652)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                  3,941,676    $ 57,447,770
                                                              ----------    ------------
                                                              ----------    ------------
June 30, 1999(a) through
  November 30, 1999:
Shares sold                                                    8,576,932    $ 85,677,986
Shares reacquired                                               (350,278)     (3,570,092)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                   8,226,654      82,107,894
Shares reacquired upon conversion into Class A                    (2,981)        (30,317)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                  8,223,673    $ 82,077,577
                                                              ----------    ------------
                                                              ----------    ------------
Class C
------------------------------------------------------------
Year ended November 30, 2000:
Shares sold                                                    2,146,959    $ 31,804,891
Shares issued in reinvestment of distributions                    47,409         653,773
Shares reacquired                                             (1,376,343)    (19,937,208)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    818,025    $ 12,521,456
                                                              ----------    ------------
                                                              ----------    ------------
June 30, 1999(a) through
  November 30, 1999:
Shares sold                                                    4,638,743    $ 46,390,371
Shares reacquired                                               (340,332)     (3,446,453)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                  4,298,411    $ 42,943,918
                                                              ----------    ------------
                                                              ----------    ------------
Class Z
------------------------------------------------------------
Year ended November 30, 2000:
Shares sold                                                    1,591,722    $ 24,971,121
Shares issued in reinvestment of distributions                    12,165         169,335
Shares reacquired                                               (700,195)    (10,682,936)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    903,692    $ 14,457,520
                                                              ----------    ------------
                                                              ----------    ------------
June 30, 1999(a) through
  November 30, 1999:
Shares sold                                                      917,727    $  9,219,467
Shares reacquired                                               (147,348)     (1,484,931)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    770,379    $  7,734,536
                                                              ----------    ------------
                                                              ----------    ------------

------------------------------
(a) Commencement of investment operations.

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Financial Highlights

                                                             Class A
                                             ---------------------------------------
                                                   Year            June 30, 1999(b)
                                                   Ended                Through
                                             November 30, 2000     November 30, 1999
------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period              $ 10.86               $ 10.00
                                                 --------              --------
Income from investment operations
Net investment loss(d)                               (.01)                 (.02)
Net realized and unrealized gain on
   investments and foreign currency
   transactions                                      7.81                   .88
                                                 --------              --------
      Total from investment operations               7.80                   .86
                                                 --------              --------
Less distributions:
Distributions from net realized gains                (.15)                   --
                                                 --------              --------
Net asset value, end of period                    $ 18.51               $ 10.86
                                                 --------              --------
                                                 --------              --------
TOTAL RETURN(a):                                    72.32%                 8.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                   $98,129               $36,646
Average net assets (000)                          $59,890               $32,032
Ratios to average net assets(d):
   Expenses, including distribution and
      service (12b-1) fees                           1.10%                 1.59%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                            .85%                 1.34%(c)
   Net investment loss                               (.13)%                (.43)%(c)
For Class A, B, C and Z shares:
Portfolio turnover rate                               138%                   61%

------------------------------
(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.
                                           See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Financial Highlights Cont'd.

                                                             Class B
                                             ---------------------------------------
                                                   Year            June 30, 1999(b)
                                                   Ended                Through
                                             November 30, 2000     November 30, 1999
------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period             $   10.83              $ 10.00
                                             -----------------         --------
Income from investment operations
Net investment loss(d)                                (.11)                (.05)
Net realized and unrealized gain on
   investments and foreign currency
   transactions                                       7.74                  .88
                                             -----------------         --------
      Total from investment operations                7.63                  .83
                                             -----------------         --------
Less distributions:
Distributions from net realized gains                 (.15)                  --
                                             -----------------         --------
Net asset value, end of period                   $   18.31              $ 10.83
                                             -----------------         --------
                                             -----------------         --------
TOTAL RETURN(a):                                     70.85%                8.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                  $ 222,772              $89,061
Average net assets (000)                         $ 156,579              $74,448
Ratios to average net assets(d):
   Expenses, including distribution and
      service (12b-1) fees                            1.85%                2.34%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                             .85%                1.34%(c)
   Net investment loss                                (.87)%              (1.20)%(c)

------------------------------
(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.
    See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Financial Highlights Cont'd.

                                                             Class C
                                             ---------------------------------------
                                                   Year            June 30, 1999(b)
                                                   Ended                Through
                                             November 30, 2000     November 30, 1999
------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period              $ 10.83               $ 10.00
                                                 --------              --------
Income from investment operations
Net investment loss(d)                               (.12)                 (.05)
Net realized and unrealized gain on
   investments and foreign currency
   transactions                                      7.75                   .88
                                                 --------              --------
      Total from investment operations               7.63                   .83
                                                 --------              --------
Less distributions:
Distributions from net realized gains                (.15)                   --
                                                 --------              --------
Net asset value, end of period                    $ 18.31               $ 10.83
                                                 --------              --------
                                                 --------              --------
TOTAL RETURN(a):                                    70.85%                 8.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                   $93,698               $46,551
Average net assets (000)                          $69,491               $41,090
Ratios to average net assets(d):
   Expenses, including distribution and
      service (12b-1) fees                           1.85%                 2.34%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                            .85%                 1.34%(c)
   Net investment loss                               (.87)%               (1.18)%(c)

------------------------------
(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.
                                           See Notes to Financial Statements

Prudential Sector Funds, Inc.                    Prudential Health Sciences Fund

Financial Highlights Cont'd.

                                                             CLASS Z
                                             ---------------------------------------
                                                   YEAR            JUNE 30, 1999(b)
                                                   ENDED                THROUGH
                                             NOVEMBER 30, 2000     NOVEMBER 30, 1999
------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period              $ 10.88               $ 10.00
                                                 --------              --------
Income from investment operations
Net investment income (loss)(d)                       .01                  (.01)
Net realized and unrealized gain on
   investments and foreign currency
   transactions                                      7.84                   .89
                                                 --------              --------
      Total from investment operations               7.85                   .88
                                                 --------              --------
Less distributions:
Distributions from net realized gains                (.15)                   --
                                                 --------              --------
Net asset value, end of period                    $ 18.58               $ 10.88
                                                 --------              --------
                                                 --------              --------
TOTAL RETURN(a):                                    72.55%                 8.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                   $31,101               $ 8,381
Average net assets (000)                          $17,429               $ 6,932
Ratios to average net assets(d):
   Expenses, including distribution and
      service (12b-1) fees                            .85%                 1.34%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                            .85%                 1.34%(c)
   Net investment income (loss)                       .12%                 (.20)%(c)

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.

    See Notes to Financial Statements

Prudential Sector Funds, Inc.                    Prudential Health Sciences Fund

Report of Independent Accountants

To the Shareholders and Board of Directors of Prudential Sector Funds, Inc.--Prudential Health Sciences Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Sector Funds, Inc.--Prudential Health Sciences Fund (the 'Fund') at November 30, 2000, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period June 30, 1999 (commencement of operations) through November 30, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
January 17, 2001

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of November 30, 2000

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  89.3%
Common Stocks
-------------------------------------------------------------------------------------
Computer Hardware  13.7%
      24,400   Apple Computer, Inc.(a)                              $        402,600
     291,500   Compaq Computer Corp.                                       6,267,250
     154,600   Dell Computer Corp.(a)                                      2,976,050
     237,800   EMC Corp.(a)                                               17,686,375
      16,100   Gateway, Inc.(a)                                              305,900
     187,700   Hewlett-Packard Co.                                         5,936,013
     133,000   International Business Machines Corp.                      12,435,500
       5,500   Lexmark International Group, Inc.(a)                          253,000
       7,000   Mercury Computer Systems, Inc.(a)                             218,313
       8,900   Quantum Corp. - DLT & Storage Systems(a)                      120,150
      26,000   SanDisk Corp.(a)                                            1,035,125
      14,900   Seagate Technology, Inc.(a)                                   737,550
       5,200   Storage Technology Corp.(a)                                    47,450
     148,900   Sun Microsystems, Inc.(a)                                  11,325,706
      43,000   Xerox Corp.                                                   298,313
                                                                    ----------------
                                                                          60,045,295
-------------------------------------------------------------------------------------
Computer Services  1.6%
      51,100   ASM Lithography Holding NV(a)                               1,044,356
      21,400   Comdisco, Inc.                                                260,813
       6,500   Computer Sciences Corp.(a)                                    443,219
      14,000   DST Systems, Inc.(a)                                        1,000,125
      34,200   Electronic Data Systems Corp.                               1,810,462
       7,800   Equifax, Inc.                                                 259,350
       3,000   IKON Office Solutions, Inc.                                     9,000
       9,600   InFocus Corp.(a)                                              297,600
       3,000   Jack Henry & Associates, Inc.                                 160,875
       2,300   Kronos, Inc.(a)                                                79,350
       2,900   Mentor Graphics Corp.(a)                                       68,513
       8,600   NCR Corp.(a)                                                  406,350
      12,200   Nova Corp.                                                    232,563
         300   Sapient Corp.(a)                                                5,306

    See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
      15,000   SunGard Data Systems, Inc.(a)                        $        735,937
      16,000   Unisys Corp.(a)                                               195,000
                                                                    ----------------
                                                                           7,008,819
-------------------------------------------------------------------------------------
Computer Software  11.6%
      17,400   Adobe Systems, Inc.                                         1,102,725
       1,400   Autodesk, Inc.                                                 36,138
       4,200   Barra, Inc.(a)                                                240,450
      18,100   Cadence Design Systems, Inc.(a)                               424,219
      22,800   Citrix Systems, Inc.(a)                                       542,925
      30,368   Computer Associates International, Inc.                       793,364
      15,100   Dendrite International, Inc.(a)                               255,756
      50,500   Electronic Arts, Inc.(a)                                    1,802,219
       6,900   Intuit, Inc.(a)                                               314,381
      31,900   Mercury Interactive Corp.(a)                                2,147,269
     369,260   Microsoft Corp.(a)                                         21,186,292
      26,400   Network Associates, Inc.(a)                                   343,200
     402,700   Oracle Corp.(a)                                            10,671,550
      16,500   PeopleSoft, Inc.(a)                                           548,625
      48,200   Rational Software Corp.(a)                                  1,518,300
      27,500   Siebel Systems, Inc.(a)                                     1,921,562
      50,250   VERITAS Software Corp.(a)                                   4,902,516
      51,700   Wind River Systems, Inc.(a)                                 2,068,000
                                                                    ----------------
                                                                          50,819,491
-------------------------------------------------------------------------------------
Data Processing/Management  3.5%
      43,400   Automatic Data Processing, Inc.                             2,864,400
     181,500   CSG Systems International, Inc.(a)                          8,246,906
      30,100   First Data Corp.                                            1,540,744
      20,200   Fiserv, Inc.(a)                                             1,128,675
       3,700   Informix Corp.(a)                                              13,644
      27,650   Paychex, Inc.                                               1,607,156
                                                                    ----------------
                                                                          15,401,525
-------------------------------------------------------------------------------------
Electronics  16.6%
       9,200   Actel Corp.(a)                                                208,725
      29,300   Advanced Micro Devices, Inc.(a)                               446,825

                                           See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
      31,546   Agilent Technologies, Inc.(a)                        $      1,646,307
      13,300   Alpha Industries, Inc.(a)                                     406,481
      18,700   Altera Corp.(a)                                               447,631
      57,500   Analog Devices, Inc.(a)                                     2,853,437
      47,438   Applied Materials, Inc.(a)                                  1,918,274
      50,800   Applied Micro Circuits Corp.(a)                             2,460,625
       9,200   Arrow Electronics, Inc.(a)                                    220,225
      56,400   Atmel Corp.(a)                                                544,612
      11,538   Avnet, Inc.                                                   203,357
       7,400   AXT, Inc.(a)                                                  222,463
      33,300   Broadcom Corp.(a)                                           3,246,750
       4,600   Cabot Microelectronics Corp.(a)                               169,049
       8,300   C-Cube Microsystems, Inc.(a)                                  125,538
      21,200   Celestica, Inc.(a)                                          1,105,050
       5,400   Cirrus Logic, Inc.(a)                                         127,575
         900   Credence Systems Corp.(a)                                      17,213
       7,300   Cypress Semiconductor Corp.(a)                                154,212
      11,600   Dallas Semiconductor Corp.                                    342,925
      19,300   Eastman Kodak Co.                                             810,600
       2,200   General Semiconductor, Inc.(a)                                 18,700
       6,700   Integrated Device Technology, Inc.(a)                         199,744
     521,400   Intel Corp.                                                19,845,787
       3,200   International Rectifier Corp.(a)                               96,800
      41,000   Jabil Circuit, Inc.(a)                                      1,281,250
      22,100   KLA-Tencor Corp.(a)                                           607,750
       5,900   L-3 Communications Holdings, Inc.(a)                          381,288
       4,600   Lam Research Corp.(a)                                          69,000
      21,900   Linear Technology Corp.                                     1,036,144
       2,400   Litton Industries, Inc.(a)                                    145,050
      22,700   LSI Logic Corp.(a)                                            408,600
      19,900   Maxim Integrated Products, Inc.(a)                          1,014,900
         900   Methode Eletronics, Inc., Class A                              18,506
      71,000   Micrel, Inc.(a)                                             2,041,250
      71,500   Microchip Technology, Inc.(a)                               1,671,312
      36,700   Micron Technology, Inc.(a)                                  1,156,050
      17,700   National Semiconductor Corp.(a)                               328,556
      18,000   Novellus Systems, Inc.(a)                                     466,875

    See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
       9,800   Nvidia Corp.(a)                                      $        396,900
       9,700   Pericom Semiconductor Corp.(a)                                151,563
       1,900   Photon Dynamics, Inc.(a)                                       41,800
      77,700   Polaroid Corp.                                                582,750
      11,900   Polycom, Inc.(a)                                              402,369
         300   QLogic Corp.(a)                                                24,281
      25,300   Raytheon Co. (Class B)                                        887,081
      11,800   Sawtek, Inc.(a)                                               606,962
       5,700   Semtech Corp.(a)                                              125,044
      28,600   SmartForce PLC (ADR)(a)                                       916,987
      97,400   Solectron Corp.(a)                                          2,727,200
       9,900   Teradyne, Inc.(a)                                             297,619
     167,669   Texas Instruments, Inc.                                     6,256,150
         800   Transmeta Corp.(a)                                             18,100
      14,500   TranSwitch Corp.(a)                                           395,125
     108,300   TriQuint Semiconductor, Inc.(a)                             3,580,669
      57,600   Vitesse Semiconductor Corp.(a)                              2,484,000
       7,800   Waters Corp.(a)                                               501,637
       5,700   W. W. Grainger, Inc.                                          208,406
      98,600   Xilinx, Inc.(a)                                             3,845,400
                                                                    ----------------
                                                                          72,915,479
-------------------------------------------------------------------------------------
Entertainment  0.6%
      61,500   Gemstar-TV Guide International, Inc.(a)                     2,502,281
       8,700   THQ, Inc.(a)                                                  156,056
                                                                    ----------------
                                                                           2,658,337
-------------------------------------------------------------------------------------
Internet  5.6%
       3,900   Akamai Technologies Inc.(a)                                   112,125
     166,000   America Online, Inc.(a)                                     6,741,260
      53,900   Art Technology Group, Inc.(a)                               1,546,256
       7,800   Avocent Corp.(a)                                              358,800
      43,800   Commerce One, Inc.(a)                                       1,261,988
      79,300   Digex, Inc.(a)                                              1,680,169
       6,000   Great Plains Software, Inc.(a)                                280,875
       9,800   Macromedia, Inc.(a)                                           627,200
       3,900   PC-Tel, Inc.(a)                                                39,244

                                           See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
       6,200   RSA Security, Inc.(a)                                $        266,600
       4,600   Sabre Holdings Corp.(a)                                       164,163
      11,400   Symantec Corp.(a)                                             410,400
      86,300   TMP Worldwide, Inc.(a)                                      5,064,731
      11,200   Verity, Inc.(a)                                               163,100
      52,810   VeriSign, Inc.(a)                                           4,577,967
      36,500   Yahoo!, Inc.(a)                                             1,446,312
                                                                    ----------------
                                                                          24,741,190
-------------------------------------------------------------------------------------
Medical Technology  5.9%
       2,600   Adolor Corp.(a)                                                53,909
      36,900   Andrx Corp.-Applied Biosystems Group(a)                     2,633,161
      30,400   Applera Biosystems Group                                    2,511,800
      92,400   Aviron(a)                                                   4,897,200
      42,100   Bruker Daltonics, Inc.(a)                                     763,063
       5,900   Ciphergen Biosystems, Inc.(a)                                  64,900
      39,400   Human Genome Sciences, Inc.(a)                              2,450,188
      49,100   Millenium Pharmaceuticals, Inc.(a)                          2,384,419
      11,500   NPS Pharmaceuticals, Inc.(a)                                  445,625
      44,200   OSI Pharmaceuticals, Inc.(a)                                2,480,725
      99,400   Sepracor, Inc.(a)                                           7,262,412
                                                                    ----------------
                                                                          25,947,402
-------------------------------------------------------------------------------------
Networking  8.7%
       7,200   3Com Corp.(a)                                                  88,200
       7,600   Anixter International, Inc.(a)                                141,550
      10,300   Cabletron Systems(a)                                          162,225
     623,300   Cisco Systems, Inc.(a)                                     29,840,487
      43,300   Extreme Networks, Inc.(a)                                   2,224,538
      18,000   Foundry Networks, Inc.(a)                                     663,750
      22,300   Juniper Networks, Inc.(a)                                   2,784,712
      20,800   Network Appliance, Inc.(a)                                  1,027,000
      25,300   Sycamore Networks, Inc.(a)                                  1,048,369
                                                                    ----------------
                                                                          37,980,831
-------------------------------------------------------------------------------------
Telecommunications  21.5%
     102,200   ADC Telecommunications, Inc.(a)                             2,063,162
      14,000   Adtran, Inc.(a)                                               489,125

    See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
      27,300   Avanex Corp.(a)                                      $      1,269,450
      17,525   Avaya, Inc.(a)                                                204,823
         200   Audiovox Corp.(a)                                               1,925
       8,900   Aware, Inc.(a)                                                173,550
      71,600   CIENA Corp.(a)                                              5,437,125
     120,900   Comverse Technology, Inc.(a)                               10,420,069
     306,400   Corning, Inc.                                              17,924,400
       2,600   Corvis Corp.(a)                                                74,913
      14,300   DMC Stratex Networks, Inc.(a)                                 188,581
      50,400   Global Crossing Ltd.(a)                                       623,700
     203,700   JDS Uniphase Corp.(a)                                      10,197,731
     199,600   Lucent Technologies, Inc.                                   3,106,275
      10,500   MasTec, Inc.(a)                                               283,500
     357,255   Motorola, Inc.                                              7,167,428
      29,900   Newport Corp.                                               1,704,300
     122,500   Nokia Corp. (ADR)                                           5,236,875
     281,300   Nortel Networks Corp.                                      10,619,075
      73,817   Palm, Inc.(a)                                               2,671,253
       1,700   Plantronics, Inc.(a)                                           66,513
      44,400   QUALCOMM, Inc.(a)                                           3,563,100
      56,050   REMEC, Inc.(a)                                                760,178
      10,000   Scientific-Atlanta, Inc.                                      403,750
      48,500   SignalSoft Corp.(a)                                           418,313
      66,600   Sonus Networks, Inc.(a)                                     1,619,212
      80,800   Tellabs, Inc.(a)                                            4,282,400
      42,600   Vodafone Group Plc                                          1,459,050
      11,900   VoiceStream Wireless Corp.(a)                               1,350,650
                                                                    ----------------
                                                                          93,780,426
                                                                    ----------------
-------------------------------------------------------------------------------------
Utility
       4,500   Orion Power Holdings, Inc.(a)                                  84,938
                                                                    ----------------
               Total long-term investments (cost $487,095,998)           391,383,733
                                                                    ----------------

                                           See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Principal
Amount
(000)         Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT  9.6%
-------------------------------------------------------------------------------------
Repurchase Agreement
$    41,990   Joint Repurchase Agreement Account,
               6.50%, 12/1/00 (cost $41,990,000; Note 5)           $     41,990,000
                                                                   ----------------
              Total Investments  98.9%
               (cost $529,085,998; Note 4)                              433,373,733
              Other assets in excess of liabilities  1.1%                 5,010,875
                                                                   ----------------
              Net Assets  100%                                     $    438,384,608
                                                                   ----------------
                                                                   ----------------

------------------------------
(a) Non-income producing.
ADR--American Depository Receipt.
NV--Naamloze Vennootschaap (Dutch Company).
PLC--Public Liability Company (British Company).
    See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Statement of Assets and Liabilities

                                                                November 30, 2000
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $529,085,998)                         $ 433,373,733
Receivable for investments sold                                      11,652,894
Receivable for Fund shares sold                                       1,143,781
Dividends and interest receivable                                        80,425
Prepaid expenses and other assets                                         3,072
                                                                -----------------
      Total assets                                                  446,253,905
                                                                -----------------
LIABILITIES
Payable to custodian                                                    785,427
Payable for investments purchased                                     4,033,591
Payable for Fund shares reacquired                                    2,179,815
Distribution fee payable                                                329,543
Accrued expenses                                                        286,443
Management fee payable                                                  254,478
                                                                -----------------
      Total liabilities                                               7,869,297
                                                                -----------------
NET ASSETS                                                        $ 438,384,608
                                                                -----------------
                                                                -----------------
Net assets were comprised of:
   Common stock, at par                                           $     376,738
   Paid-in capital in excess of par                                 503,291,586
                                                                -----------------
                                                                    503,668,324
   Accumulated net realized gain on investments                      30,428,549
   Net unrealized depreciation on investments                       (95,712,265)
                                                                -----------------
Net assets, November 30, 2000                                     $ 438,384,608
                                                                -----------------
                                                                -----------------

                                           See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Statement of Assets and Liabilities Cont'd.

                                                                November 30, 2000
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($107,924,180 / 9,207,848 shares of common stock issued
      and outstanding)                                                   $11.72
   Maximum sales charge (5% of offering price)                              .62
                                                                -----------------
   Maximum offering price to public                                      $12.34
                                                                -----------------
                                                                -----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($230,357,293 / 19,855,849 shares of common stock
      issued and outstanding)                                            $11.60
                                                                -----------------
                                                                -----------------
Class C:
   Net asset value and redemption price per share
      ($83,716,888 / 7,216,742 shares of common stock issued
      and outstanding)                                                   $11.60
   Sales charge (1% of offering price)                                      .12
                                                                -----------------
   Offering price to public                                              $11.72
                                                                -----------------
                                                                -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($16,386,247 / 1,393,323 shares of common stock
      issued and outstanding)                                            $11.76
                                                                -----------------
                                                                -----------------

    See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Statement of Operations

                                                                      Year
                                                                      Ended
                                                                November 30, 2000
---------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Interest                                                       $   1,454,581
   Dividends (net of foreign withholding taxes of $7,496)               525,196
                                                                -----------------
      Total income                                                    1,979,777
                                                                -----------------
Expenses
   Management fee                                                     4,331,355
   Distribution fee--Class A                                            344,684
   Distribution fee--Class B                                          3,066,029
   Distribution fee--Class C                                          1,113,338
   Transfer agent's fees and expenses                                   816,000
   Reports to shareholders                                              163,000
   Custodian's fees and expenses                                        162,000
   Registration fees                                                    130,000
   Legal fees and expenses                                               28,000
   Audit fee                                                             26,000
   Directors' fees                                                       17,000
   Miscellaneous                                                          9,386
                                                                -----------------
      Total expenses                                                 10,206,792
   Less: Management fee waiver                                         (866,271)
                                                                -----------------
      Net expenses                                                    9,340,521
                                                                -----------------
Net investment loss                                                  (7,360,744)
                                                                -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
   Investment transactions                                           45,350,587
   Financial futures contracts                                           31,603
                                                                -----------------
                                                                     45,382,190
Net change in unrealized appreciation (depreciation) of
investments                                                        (158,783,537)
                                                                -----------------
Net loss on investments                                            (113,401,347)
                                                                -----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $(120,762,091)
                                                                -----------------
                                                                -----------------

                                           See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Statement of Changes in Net Assets

                                                   Year           June 30, 1999(a)
                                                   Ended               Through
                                             November 30, 2000    November 30, 1999
-----------------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations
   Net investment loss                         $  (7,360,744)       $  (1,301,156)
   Net realized gain on investments               45,382,190            9,670,846
   Net change in unrealized appreciation
      (depreciation) of investments             (158,783,537)          63,071,272
                                             -----------------    -----------------
   Net increase (decrease) in net assets
      resulting from operations                 (120,762,091)          71,440,962
                                             -----------------    -----------------
Distributions from net realized capital
gains (Note 1)
   Class A                                          (669,985)          (1,498,101)
   Class B                                        (1,548,000)          (3,542,180)
   Class C                                          (540,111)          (1,538,490)
   Class Z                                          (104,204)            (289,280)
                                             -----------------    -----------------
                                                  (2,862,300)          (6,868,051)
                                             -----------------    -----------------
Fund share transactions (net of share
   conversions) (Note 6)
   Proceeds from shares sold                     433,704,435          260,789,621
   Net asset value of shares issued in
      reinvestment of distributions                9,378,174                   --
   Cost of shares reacquired                    (181,929,885)         (24,506,257)
                                             -----------------    -----------------
   Net increase in net assets from Fund
      share transactions                         261,152,724          236,283,364
                                             -----------------    -----------------
Total increase                                   137,528,333          300,856,275
NET ASSETS
Beginning of period                              300,856,275                   --
                                             -----------------    -----------------
End of period                                  $ 438,384,608        $ 300,856,275
                                             -----------------    -----------------
                                             -----------------    -----------------
---------------
(a) Commencement of investment operations.

    See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Notes to Financial Statements

      Prudential Sector Funds, Inc. (the 'Company') is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company presently consists of four Portfolios: Prudential Financial Services Fund, Prudential Health Sciences Fund, Prudential Utility Fund and Prudential Technology Fund (the 'Fund'). The financial statements of the other Portfolios are not presented herein. Investment operations for the Fund commenced on June 30, 1999. The Fund is non-diversified and its investment objective is to seek long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity securities of technology companies. Technology companies include companies that will derive a substantial portion of their sales from products or services in technology and technology-related activities.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange and NASDAQ
National Market System securities are valued at the last reported sale price on the exchange or system on which they are traded or, if no sale was reported on that date, at the mean between the last reported bid and asked price or at the bid price on such day in the absence of an asked price. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are valued by an independent pricing agent or principal market maker. Short-term securities which mature in more than 60 days are valued based on current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager and subadviser.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Company's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      All securities are valued as of 4:15 P.M., New York time.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of investments are

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Notes to Financial Statements Cont'd.

calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes discounts on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Company's expenses are allocated to the respective Funds on the basis of relative net assets except for expenses that are charged directly at the Fund levels.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin'. Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial future contracts.

      The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Taxes:    For federal income tax purposes, each fund in the Company is treated as a separate tax paying entity. It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Notes to Financial Statements Cont'd.

to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Offering and Organization Costs:    The Fund incurred approximately
$58,000 in connection with the organization of the Fund. Organization costs of $7,100 were expensed and offering costs of $50,900 were amortized in the first year of operations ending June 2000.

      Reclassification of Capital Accounts:    The Company accounts for and
reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect on the Fund of applying this statement was to decrease undistributed net investment loss by $7,360,744, decrease accumulated net realized gain by $13,831,431 and increasing paid-in capital in excess of par by $6,470,687 for a tax operating loss and redemptions utilized as distributions during the year ended November 30, 2000. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements
The Company has a management agreement for the Fund with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. Pursuant to a subadvisory agreement between PIFM and The Prudential Investment Corporation ('PIC'), PIC furnished investment advisory services in connection with the management of the Fund from inception date through August 23, 2000. Effective August 24, 2000, PIFM entered into a separate subadvisory agreement with Jennison Associates LLC ('Jennison'), under which Jennison provides investment advisory services for the strategically managed segment. PIC continues to provide services for the enhanced index portion of the Fund's assets. PIFM pays for the services of PIC and Jennison, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. The change in subadvisory agreements had no impact on the management fee charged to the Fund.

      The management fee paid PIFM is computed daily and payable monthly at an annual rate of .75% of the Fund's average daily net assets. PIFM agreed to waive a portion (.15 of 1% of the Fund's average daily net assets) of its management fee which amounted to $866,271 ($.023 per share for Class A, B, C and Z shares) for the year

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Notes to Financial Statements Cont'd.

ended November 30, 2000. The Fund is not required to reimburse PIFM for such waiver. Effective December 1, 2000 PIFM eliminated its management fee waiver.

      The Company has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended November 30, 2000.

      PIMS has advised the Fund that it received approximately $964,600 and $484,400 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended November 30, 2000. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended November 30, 2000, it received approximately $862,400 and $116,700 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

      PIFM, PIMS, PIC and Jennison are wholly owned subsidiaries of The Prudential Insurance Company of America.

      The Company, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the year ended November 30, 2000.

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Notes to Financial Statements Cont'd.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Company's transfer agent. During the year ended November 30, 2000, the Fund incurred fees of approximately $713,800 for the services of PMFS. As of November 30, 2000, approximately $69,700 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

      For the year ended November 30, 2000, Prudential Securities Incorporated, a wholly owned subsidiary of the Prudential Insurance Company of America, earned approximately $29,600 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended November 30, 2000, were $1,017,895,305 and $812,998,389, respectively.

      The federal income tax basis of the Fund's investments at November 30, 2000 was $539,233,872 and, accordingly, net unrealized depreciation for federal income tax purposes was $105,860,139 (gross unrealized appreciation--$22,733,134; gross unrealized depreciation--$128,593,273).

      The Fund has elected to treat approximately $5,097,503 of net capital losses incurred in the one month period ended November 30, 2000 as having occurred in the following fiscal year.

Note 5. Joint Repurchase Agreement Account
The Company, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of November 30, 2000, the Fund had a 4.77% undivided interest in the joint account. The undivided interest for the Fund represents $41,990,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

      ABN AMRO Incorporated, 6.49%, in the principal amount of $140,000,000, repurchase price $140,025,239, due 12/1/00. The value of the collateral including accrued interest was $142,800,106.

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Notes to Financial Statements Cont'd.

      Bear, Stearns & Co., Inc., 6.49%, in the principal amount of $150,000,000, repurchase price $150,027,041, due 12/1/00. The value of the collateral including accrued interest was $154,187,553.

      Chase Securities, Inc., 6.49%, in the principal amount of $170,000,000, repurchase price $170,030,647, due 12/1/00. The value of the collateral including accrued interest was $173,403,728.

      Credit Suisse First Boston Corp., 6.54%, in the principal amount of $50,000,000, repurchase price $50,009,083, due 12/1/00. The value of the collateral including accrued interest was $51,721,692.

      Deutsche Bank Alex. Brown, 6.53%, in the principal amount of $115,305,000, repurchase price $115,325,915, due 12/1/00. The value of the collateral including accrued interest was $117,611,817.

      UBS Warburg, 6.49%, in the principal amount of $255,000,000, repurchase price $255,045,970, due 12/1/00. The value of the collateral including accrued interest was $260,101,709.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 400 million shares of common stock, $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 100 million authorized shares.

      Transactions in shares of common stock were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended November 30, 2000:
Shares sold                                                   7,554,537    $ 127,088,061
Shares reinvestment                                             147,327        2,085,243
Shares reacquired                                            (4,403,181)     (71,819,641)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                  3,298,683       57,353,663
Shares issued upon conversion from Class B                      999,231       18,198,478
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 4,297,914    $  75,552,141
                                                            -----------    -------------
                                                            -----------    -------------

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Notes to Financial Statements Cont'd.

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
June 30, 1999(a) through November 30, 1999:
Shares sold                                                   6,084,868    $  64,145,519
Shares reacquired                                            (1,188,102)     (13,262,726)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                  4,896,766       50,882,793
Shares issued upon conversion from Class B                       13,168          149,719
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 4,909,934    $  51,032,512
                                                            -----------    -------------
                                                            -----------    -------------
Class B
----------------------------------------------------------
Year ended November 30, 2000:
Shares sold                                                  13,230,377    $ 224,849,200
Shares issued in reinvestment of dividends and
  distributions                                                 345,964        4,876,138
Shares reacquired                                            (4,340,457)     (71,944,119)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                  9,235,884      157,781,219
Shares reacquired upon conversion into Class A               (1,006,020)     (18,198,478)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 8,229,864    $ 139,582,741
                                                            -----------    -------------
June 30, 1999(a) through November 30, 1999:
Shares sold                                                  12,089,533    $ 129,326,211
Shares reacquired                                              (450,357)      (5,371,488)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 11,639,176      123,954,723
Shares reacquired upon conversion into Class A                  (13,191)        (149,719)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                11,625,985    $ 123,805,004
                                                            -----------    -------------
                                                            -----------    -------------
Class C
----------------------------------------------------------
Year ended November 30, 2000:
Shares sold                                                   3,685,652    $  62,172,962
Shares issued in reinvestment of dividends and
  distributions                                                 144,323        2,029,705
Shares reacquired                                            (1,564,628)     (26,004,649)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 2,265,347    $  38,198,018
                                                            -----------    -------------
June 30, 1999(a) through November 30, 1999:
Shares sold                                                   5,292,766    $  55,378,868
Shares reacquired                                              (341,371)      (3,851,186)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 4,951,395    $  51,527,682
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
Year ended November 30, 2000:
Shares sold                                                   1,148,426    $  19,594,212
Shares issued in reinvestment of dividends and
  distributions                                                  27,368          387,088
Shares reacquired                                              (727,156)     (12,161,476)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   448,638    $   7,819,824
                                                            -----------    -------------
June 30, 1999(a) through November 30, 1999:
Shares sold                                                   1,125,739    $  11,939,023
Shares reacquired                                              (181,054)      (2,020,857)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   944,685    $   9,918,166
                                                            -----------    -------------
                                                            -----------    -------------
---------------
(a) Commencement of investment operations.

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Financial Highlights

                                                                   Class A
                                                   ---------------------------------------
                                                                         June 30, 1999(b)
                                                      Year Ended              Through
                                                   November 30, 2000     November 30, 1999
------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                   $   13.44              $ 10.00
                                                   -----------------         --------
Income from investment operations
Net investment loss(d)                                     (0.11)               (0.04)
Net realized and unrealized gains on
   investment transactions                                 (1.53)                3.80
                                                   -----------------         --------
   Total from investment operations                        (1.64)                3.76
                                                   -----------------         --------
Less distributions
Distributions from net realized gain on
investments                                                (0.08)               (0.32)
                                                   -----------------         --------
Net asset value, end of period                         $   11.72              $ 13.44
                                                   -----------------         --------
                                                   -----------------         --------
TOTAL RETURN(a)                                           (12.39)%              37.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                        $ 107,924              $65,991
Average net assets (000)                               $ 137,874              $46,443
Ratios to average net assets(d):
   Expenses, including distribution and
      service (12b-1) fees                                  1.08%                1.47%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                                  0.83%                1.22%(c)
   Net investment loss                                     (0.74)%              (1.00)%(c)
For Class A, B, C and Z shares:
   Portfolio turnover rate                                   151%                  38%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.
    See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Financial Highlights Cont'd.

                                                                   Class B
                                                   ---------------------------------------
                                                                         June 30, 1999(b)
                                                      Year Ended              Through
                                                   November 30, 2000     November 30, 1999
------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                   $   13.40             $   10.00
                                                   -----------------     -----------------
Income from investment operations
Net investment loss(d)                                     (0.23)                (0.06)
Net realized and unrealized gains on
   investment transactions                                 (1.49)                 3.78
                                                   -----------------     -----------------
   Total from investment operations                        (1.72)                 3.72
                                                   -----------------     -----------------
Less distributions
Distributions from net realized gain on
investments                                                (0.08)                (0.32)
                                                   -----------------     -----------------
Net asset value, end of period                         $   11.60             $   13.40
                                                   -----------------     -----------------
                                                   -----------------     -----------------
TOTAL RETURN(a)                                           (13.03)%               37.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                        $ 230,357             $ 155,801
Average net assets (000)                               $ 306,603             $  97,787
Ratios to average net assets(d):
   Expenses, including distribution and
      service (12b-1) fees                                  1.83%                 2.22%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                                  0.83%                 1.22%(c)
   Net investment loss                                     (1.49)%               (1.75)%(c)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.
                                           See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Financial Highlights Cont'd.

                                                                   Class C
                                                   ---------------------------------------
                                                                         June 30, 1999(b)
                                                      Year Ended              Through
                                                   November 30, 2000     November 30, 1999
------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                   $   13.40              $ 10.00
                                                   -----------------         --------        ---
Income from investment operations
Net investment loss(d)                                     (0.23)               (0.07)
Net realized and unrealized gains on
   investment transactions                                 (1.49)                3.79
                                                   -----------------         --------
   Total from investment operations                        (1.72)                3.72
                                                   -----------------         --------
Less distributions
Distributions from net realized gain on
investments                                                (0.08)               (0.32)
                                                   -----------------         --------
Net asset value, end of period                         $   11.60              $ 13.40
                                                   -----------------         --------
                                                   -----------------         --------
TOTAL RETURN(a)                                           (13.03)%              37.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                        $  83,717              $66,353
Average net assets (000)                               $ 111,334              $46,510
Ratios to average net assets(d):
   Expenses, including distribution and
      service (12b-1) fees                                  1.83%                2.22%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                                  0.83%                1.22%(c)
   Net investment loss                                     (1.49)%              (1.75)%(c)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.
    See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Financial Highlights Cont'd.

                                                                   Class Z
                                                   ---------------------------------------
                                                                         June 30, 1999(b)
                                                      Year Ended              Through
                                                   November 30, 2000     November 30, 1999
------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                    $ 13.46               $ 10.00
                                                       --------              --------
Income from investment operations
Net investment loss(d)                                    (0.08)                (0.03)
Net realized and unrealized gains on
   investment transactions                                (1.54)                 3.81
                                                       --------              --------
   Total from investment operations                       (1.62)                 3.78
                                                       --------              --------
Less distributions
Distributions from net realized gain on
investments                                               (0.08)                (0.32)
                                                       --------              --------
Net asset value, end of period                          $ 11.76               $ 13.46
                                                       --------              --------
                                                       --------              --------
TOTAL RETURN(a)                                          (12.23)%               37.79%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                         $16,386               $12,711
Average net assets (000)                                $21,704               $ 8,743
Ratios to average net assets(d):
   Expenses, including distribution and
      service (12b-1) fees                                 0.83%                 1.22%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                                 0.83%                 1.22%(c)
   Net investment loss                                     (.49)%                (.75)%(c)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.
                                           See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Report of Independent Accountants

To the Shareholders and Board of Directors of Prudential Sector Funds, Inc.--Prudential Technology Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Sector Funds, Inc.--Prudential Technology Fund (the 'Fund') at November 30, 2000, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period June 30, 1999 (commencement of operations) through November 30, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
January 17, 2001

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Portfolio of Investments as of November 30, 2000

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.5%
Common Stocks  96.5%
-------------------------------------------------------------------------------------
Business Services  1.2%
   1,261,900   Convergys Corp.(a)(b)                                $     53,078,669
-------------------------------------------------------------------------------------
Coal  0.7%
     875,800   Fluor Corp.                                                31,966,700
-------------------------------------------------------------------------------------
Electrical Power  47.3%
   2,065,200   Allegheny Energy, Inc.                                     86,222,100
   1,609,100   Avista Corp.                                               32,885,981
     750,000   Calpine Corp.(a)(b)                                        26,625,000
   2,513,085   Cinergy Corp.                                              80,261,652
     975,400   Cleco Corp.                                                45,660,913
   3,609,000   CMS Energy Corp.(b)                                       100,375,312
   1,971,600   Constellation Energy Group                                 80,219,475
   2,815,400   DPL, Inc.                                                  86,221,625
     988,600   Edison International                                       22,676,013
   4,403,500   Energy East Corp.                                          89,170,875
   2,117,900   Entergy Corp.                                              87,098,637
   3,115,075   Exelon Corp.                                              206,373,719
     886,000   FirstEnergy Corp.                                          26,137,000
     645,300   FPL Group, Inc.(b)                                         42,751,125
   2,031,300   GPU, Inc.                                                  71,476,369
     700,000   H Power Corp.(a)(b)                                         3,806,250
   9,581,599   Innogy Holdings PLC (United Kingdom)                       25,271,893
   9,581,599   International Power PLC (United Kingdom)(a)                35,107,440
   1,800,000   Korea Electric Power Corp. (ADR) (Korea)(b)                18,000,000
   5,345,500   Niagara Mohawk Holdings, Inc.                              87,866,656
   5,670,836   NiSource, Inc.                                            145,669,600
   6,367,300   Northeast Utilities                                       137,294,906
   1,144,905   NSTAR                                                      45,152,191
     801,500   Orion Power Holdings, Inc.(a)(b)                           15,128,313
   1,839,900   PG&E Corp.                                                 50,482,256
   2,032,300   Pinnacle West Capital Corp.                                94,628,969
   2,505,600   Public Service Co. of New Mexico                           60,604,200
   1,105,600   Public Service Enterprise Group, Inc.                      47,264,400

    See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
   1,973,200   Puget Sound Energy, Inc.(b)                          $     51,673,175
   9,027,967   ScottishPower PLC (United Kingdom)                         67,831,063
   2,904,440   Sierra Pacific Resources                                   45,926,457
   1,642,500   Southern Co.                                               51,841,406
   1,760,140   Unisource Energy Corp.                                     25,852,056
     965,100   Western Resources, Inc.                                    22,076,663
                                                                    ----------------
                                                                       2,115,633,690
-------------------------------------------------------------------------------------
Gas Distribution  4.1%
     686,500   Energen Corp.                                              19,608,156
   1,971,592   KeySpan Corp.                                              75,166,945
   1,472,000   MCN Energy Group, Inc.                                     40,204,000
     794,300   NICOR, Inc.                                                30,630,194
     610,800   WGL Holdings, Inc.                                         16,911,525
                                                                    ----------------
                                                                         182,520,820
-------------------------------------------------------------------------------------
Gas Pipelines  17.0%
   2,298,900   Dynegy, Inc.                                              101,726,325
   1,581,500   El Paso Energy Corp.(b)                                    94,988,844
   1,821,700   Equitable Resources, Inc.                                 101,559,775
   3,039,950   Kinder Morgan, Inc.(b)                                    125,967,928
   9,135,460   Lattice Group PLC (United Kingdom)(a)                      19,406,389
     677,500   National Fuel Gas Co.                                      38,575,156
   4,285,800   Questar Corp.                                             119,466,675
   1,446,300   Western Gas Resources, Inc.                                35,163,169
   3,471,022   Williams Companies, Inc.                                  122,787,403
                                                                    ----------------
                                                                         759,641,664
-------------------------------------------------------------------------------------
Oil & Gas Exploration/Production  8.2%
     955,500   Anadarko Petroleum Corp.(b)                                56,852,250
   2,127,092   BG Group PLC (ADR) (United Kingdom)(b)                     44,535,989
   1,982,850   Coastal Corp.                                             145,243,762
   1,100,000   Devon Energy Corp.(b)                                      54,175,000
   1,607,310   EEX Corp.                                                   5,424,671
     632,600   Kerr-McGee Corp.(b)                                        38,469,988
   1,484,300   Pioneer Natural Resources Co.                              21,522,350
                                                                    ----------------
                                                                         366,224,010

                                           See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Real Estate Investment Trust  0.9%
   1,774,900   Crescent Real Estate Equities Co.                    $     39,491,525
-------------------------------------------------------------------------------------
Telecommunications  16.6%
     728,100   ALLTEL Corp.                                               44,596,125
   3,265,000   Asia Global Crossing Ltd.(a)                               14,692,500
   2,273,500   AT&T Corp.                                                 44,617,437
     890,600   BellSouth Corp.                                            37,238,213
   2,188,200   CenturyTel, Inc.                                           76,997,287
     431,720   E.On AG (Germany)                                          24,465,687
   5,184,400   Global Crossing Ltd.(a)(b)                                 64,156,950
   1,334,400   Millicom International Cellular SA
                (Luxembourg)(a)(b)                                        30,024,000
   1,784,200   Nextel Communications, Inc.(a)(b)                          55,310,200
   1,359,481   Qwest Communications International, Inc.(a)                51,320,408
   1,438,450   SBC Communications, Inc.                                   79,024,847
     961,800   Telefonos de Mexico, SA (ADR) (Mexico)(b)                  45,084,375
   1,587,138   Verizon Communications, Inc.(b)                            89,177,316
     923,100   Vodafone Group PLC (ADR) (United Kingdom)(b)               31,616,175
   3,617,800   WorldCom, Inc.(a)                                          54,040,887
                                                                    ----------------
                                                                         742,362,407
-------------------------------------------------------------------------------------
Water Utilities  0.5%
   3,453,200   Azurix Corp.(a)                                            20,719,200
                                                                    ----------------
               Total common stocks (cost $3,009,482,311)               4,311,638,685
Preferred Stocks  0.9%
-------------------------------------------------------------------------------------
Gas Pipelines
     705,700   Kinder Morgan, Inc. (cost $30,345,100)                     38,813,500
                                                                    ----------------

    See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Principal
Amount
(000)         Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
Bonds  0.1%
-------------------------------------------------------------------------------------
Electrical Power
$     5,000   Texas Utilities Electric Co.,
               9.75%, 5/1/21 (cost $5,000,000)                     $      5,276,900
                                                                   ----------------
              Total long-term investments (cost $3,044,827,411)       4,355,729,085
                                                                   ----------------
SHORT-TERM INVESTMENTS  10.3%
-------------------------------------------------------------------------------------
Commercial Paper  7.8%
              El Paso Natural Gas Co.(c)
      1,042   6.75%, 12/1/00                                              1,042,000
     29,505   6.72%, 12/7/00                                             29,471,954
      4,575   6.80%, 12/19/00                                             4,559,445
     13,830   Peco Energy Co.(c)
               7.05%, 12/1/00                                            13,830,000
     20,000   Aon Corp.(c)
               6.63%, 12/1/00                                            20,000,000
     47,195   Edison Asset Securitization, LLC(c)
               6.57%, 12/1/00                                            47,195,000
      3,697   Societe Generale(c)
               6.59%, 12/1/00                                             3,697,677
     17,000   Public Service Electric & Gas(c)
               6.84%, 12/6/00                                            17,006,460
              Tennessee Gas Pipeline(c)
     29,680   6.72%, 12/6/00                                             29,652,299
     15,500   6.78%, 12/13/00                                            15,464,970
     34,000   Infinity Broadcasting(c)
               6.77%, 12/7/00                                            33,961,637
     38,256   Variable Funding Capital Corp.(c)
               6.52%, 12/8/00                                            38,207,500
              Sears Roebuck Acceptance Corp.(c)
     15,000   6.90%, 12/13/00                                            14,965,500
     10,000   6.75%, 12/18/00                                             9,968,125
      5,000   6.83%, 12/19/00                                             4,982,925
     10,000   6.80%, 12/20/00                                             9,964,111

                                           See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Portfolio of Investments as of November 30, 2000 Cont'd.

Principal
Amount
(000)         Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
$    13,000   Viacom, Inc.(c)
               6.83%, 12/15/00                                     $     12,965,471
     10,000   Falcon Asset Securitization Corp.(c)
               6.51%, 12/19/00                                            9,967,450
     10,000   Philips Petroleum(c)
               6.79%, 12/19/00                                            9,966,050
     20,990   Bombardier Capital, Inc.(c)
               6.80%, 12/21/00                                           20,910,704
                                                                   ----------------
              Total commercial paper (cost $347,779,278)                347,779,278
                                                                   ----------------
-------------------------------------------------------------------------------------
Repurchase Agreement  2.5%
    111,972   Joint Repurchase Agreement Account,
               6.50%, 12/1/00 (cost $111,972,000)                       111,972,000
                                                                   ----------------
              Total short-term investments (cost $459,751,278)          459,751,278
                                                                   ----------------
              Total Investments  107.8%
               (cost $3,504,578,689)                                  4,815,480,363
              Liabilities in excess of other assets  (7.8)%            (348,168,819)
                                                                   ----------------
              Net Assets  100%                                     $  4,467,311,544
                                                                   ----------------
                                                                   ----------------

------------------------------
(a) Non-income producing.
(b) Portion of securities on loan, see Note 4.
(c) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
ADR--American Depository Receipt.
AG--Aktiengesellschaft (German Corporation).
PLC--Public Limited Company (British Corporation).
SA-- Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French
    Corporation).
    See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Statement of Assets and Liabilities

                                                                November 30, 2000
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $3,504,578,689)                      $ 4,815,480,363
Cash                                                                      52,266
Dividends and interest receivable                                      9,096,010
Receivable for securities lending                                      3,615,748
Receivable for investments sold                                        3,236,980
Receivable for Fund shares sold                                        2,171,997
Tax reclaim receivable                                                   551,868
Deferred expenses and other assets                                        75,228
                                                                -----------------
      Total assets                                                 4,834,280,460
                                                                -----------------
LIABILITIES
Payable to broker for collateral for securities on loan              344,853,986
Payable for investments purchased                                      7,098,951
Payable for Fund shares reacquired                                     6,093,321
Securities lending rebate payable                                      5,365,619
Distribution fee payable                                               1,507,612
Management fee payable                                                 1,483,941
Accrued expenses and other liabilities                                   372,414
Foreign withholding taxes payable                                        193,072
                                                                -----------------
      Total liabilities                                              366,968,916
                                                                -----------------
NET ASSETS                                                       $ 4,467,311,544
                                                                -----------------
                                                                -----------------
Net assets were comprised of:
   Common stock, at par                                          $     3,251,762
   Paid-in capital in excess of par                                2,372,791,757
                                                                -----------------
                                                                   2,376,043,519
   Undistributed net investment income                                10,914,502
   Accumulated net realized gain on investments                      769,447,875
   Net unrealized appreciation on investments and foreign
      currencies                                                   1,310,905,648
                                                                -----------------
Net assets, November 30, 2000                                    $ 4,467,311,544
                                                                -----------------
                                                                -----------------

                                           See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Statement of Assets and Liabilities Cont'd.

                                                                November 30, 2000
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($3,448,293,352 / 250,892,197 shares of common stock
      issued and outstanding)                                             $13.74
   Maximum sales charge (5% of offering price)                               .72
                                                                -----------------
   Maximum offering price to public                                       $14.46
                                                                -----------------
                                                                -----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($916,870,642 / 66,852,649 shares of common
      stock issued and outstanding)                                       $13.71
                                                                -----------------
                                                                -----------------
Class C:
   Net asset value and redemption price per share
      ($35,725,280 / 2,604,859 shares of common stock
      issued and outstanding)                                             $13.71
   Sales charge (1% of offering price)                                       .14
                                                                -----------------
   Offering price to public                                               $13.85
                                                                -----------------
                                                                -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($66,422,270 / 4,826,526 shares of common stock
      issued and outstanding)                                             $13.76
                                                                -----------------
                                                                -----------------

    See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Statement of Operations

                                                                      Year
                                                                      Ended
                                                                November 30, 2000
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $1,200,927)    $   125,345,024
   Interest                                                            3,905,805
   Income from securities loaned (net of rebate of
      $18,473,109)                                                     1,822,302
                                                                -----------------
      Total income                                                   131,073,131
                                                                -----------------
Expenses
   Management fee                                                     17,046,776
   Distribution fee--Class A                                           7,527,573
   Distribution fee--Class B                                          11,231,245
   Distribution fee--Class C                                             240,607
   Transfer agent's fees and expenses                                  4,521,000
   Reports to shareholders                                               552,000
   Custodian's fees and expenses                                         354,000
   Registration fees                                                     110,000
   Insurance                                                              62,000
   Directors' fees and expenses                                           45,000
   Legal fees and expenses                                                36,000
   Audit fees                                                             32,000
   Miscellaneous                                                          56,251
                                                                -----------------
      Total expenses                                                  41,814,452
                                                                -----------------
Net investment income                                                 89,258,679
                                                                -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                           858,997,541
   Foreign currency transactions                                        (699,370)
                                                                -----------------
                                                                     858,298,171
                                                                -----------------
Net change in unrealized appreciation on:
   Investments                                                        91,495,457
   Foreign currencies                                                     13,941
                                                                -----------------
                                                                      91,509,398
                                                                -----------------
Net gain on investments and foreign currencies                       949,807,569
                                                                -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $ 1,039,066,248
                                                                -----------------
                                                                -----------------

                                           See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Statement of Changes in Net Assets

                                                    Eleven Months
                                    Year Ended          Ended           Year Ended
                                   November 30,      November 30,      December 31,
                                       2000              1999              1998
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS
Operations
 Net investment income            $   89,258,679    $   88,135,214    $  101,425,211
 Net realized gain on
   investments and foreign
   currency transactions             858,298,171       401,848,174       392,411,532
 Net change in unrealized
   appreciation/
   depreciation of investments
   and foreign currencies             91,509,398      (349,278,639)     (137,310,063)
                                  --------------    --------------    --------------
 Net increase in net assets
   resulting from operations       1,039,066,248       140,704,749       356,526,680
                                  --------------    --------------    --------------
Dividends and distributions
                  (Note 1):
 Dividends from net investment
   income
   Class A                           (50,699,097)      (64,280,177)      (68,056,406)
   Class B                           (11,701,088)      (25,800,181)      (37,778,258)
   Class C                              (267,238)         (392,291)         (384,643)
   Class Z                              (908,082)       (1,080,264)       (1,307,870)
                                  --------------    --------------    --------------
                                     (63,575,505)      (91,552,913)     (107,527,177)
                                  --------------    --------------    --------------
 Distributions in excess of net
   investment income
   Class A                                    --        (2,268,012)               --
   Class B                                    --          (910,314)               --
   Class C                                    --           (13,841)               --
   Class Z                                    --           (38,115)               --
                                  --------------    --------------    --------------
                                              --        (3,230,282)               --
                                  --------------    --------------    --------------
 Distributions from net realized
   capital gains
   Class A                           (49,791,856)     (257,055,029)     (197,560,744)
   Class B                           (16,839,440)     (144,261,482)     (153,950,412)
   Class C                              (340,945)       (2,290,179)       (1,758,047)
   Class Z                              (835,111)       (3,815,172)       (3,456,422)
                                  --------------    --------------    --------------
                                     (67,807,352)     (407,421,862)     (356,725,625)
                                  --------------    --------------    --------------

    See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Statement of Changes in Net Assets Cont'd.

                                                    Eleven Months
                                    Year Ended          Ended           Year Ended
                                   November 30,      November 30,      December 31,
                                       2000              1999              1998
------------------------------------------------------------------------------------
Fund share transactions (net of
 share conversions) (Note 6)
 Net proceeds from shares sold    $  352,931,905    $  338,658,783    $  598,995,199
 Net asset value of shares
   issued in reinvestment of
   dividends and distributions       438,445,591       141,116,049       426,138,453
 Cost of shares reacquired        (1,033,369,198)   (1,120,939,298)     (883,989,695)
                                  --------------    --------------    --------------
 Net increase (decrease) in net
   assets from Fund share
   transactions                     (241,991,702)     (641,164,466)      141,143,957
                                  --------------    --------------    --------------
Total increase (decrease)            665,691,689    (1,002,664,774)       33,417,835
NET ASSETS
Beginning of period                3,801,619,855     4,804,284,629     4,770,866,794
                                  --------------    --------------    --------------
End of period(a)                  $4,467,311,544    $3,801,619,855    $4,804,284,629
                                  --------------    --------------    --------------
                                  --------------    --------------    --------------------------------------------
(a) Includes undistributed net
    investment income of:         $   10,914,502    $           --    $    3,417,699
                                  --------------    --------------    --------------

                                           See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements

      Prudential Sector Funds, Inc. (the 'Company'), is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company presently consists of four separate portfolios, one of which is Prudential Utility Fund (the 'Fund'). The financial statements of the other portfolios are not presented herein. Subsequent to December 31, 1998, the Company changed its fiscal year-end to November 30. The Fund is diversified and its investment objective is to seek total return through a combination of income and capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity and debt securities of utility companies. Utility companies include electric, gas, gas pipeline, telephone, telecommunications, water, cable, airport, seaport and toll road companies. The ability of issuers of certain debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange and NASDAQ
National Market System securities are valued at the last reported sales price on the exchange or system on which they are traded or, if no sale was reported on that date, at the mean between the last reported bid and asked prices or at the bid price on such day in the absence of an asked price. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are valued by an independent pricing agent or principal market maker. Corporate bonds (other than convertible) and U.S. government securities are valued on the basis of valuations provided by an independent pricing agent or principal market maker. Convertible debt securities are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options are valued at the mean between the most recently quoted bid and asked prices on the exchange on which they are traded. Futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or, if there was no sale on such day at the mean between the most recently quoted bid and asked prices. Short-term securities which mature in more than 60 days are valued based on current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager or subadviser.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Company's policy that its custodian

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements Cont'd.

or designated subcustodians under triparty repurchase agreements, as the case may be, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      All securities are valued as of 4:15 P.M., New York time.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the year.

      Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from sales and maturities of short-term securities, disposition of foreign currency, gains or losses realized between the trade and settlement dates of security transactions, and the difference between amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of unrealized appreciation or depreciation on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of investments and foreign currencies are calculated on the identified cost basis. Dividend income is

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements Cont'd.

recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes discount on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Company's expenses are allocated to the respective Funds on the basis of relative net assets except for expenses that are charged directly at a Fund level.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    Dividends from net investment income are
declared and paid quarterly. The Fund will distribute at least annually any net capital gains in excess of capital loss carryforwards. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Securities Lending:    The Fund may lend securities to broker-dealers. The
loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation, net of any rebate, for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan.

      Taxes:    For federal income tax purposes, each fund in the Company is treated as a separate taxpaying entity. It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Reclassification of Capital Accounts:    The Company accounts for and
reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements Cont'd.

Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect for the Fund of applying this statement was to decrease undistributed net investment income by $11,392,814, decrease accumulated net realized gain on investments by $86,397,473 and increase paid-in capital by $97,790,287 for realized foreign currency losses and redemptions utilized as distributions for federal income tax purposes during the year ended November 30, 2000. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. Pursuant to a subadvisory agreement between PIFM and The Prudential Investment Corporation ('PIC'), PIC furnished investment advisory services in connection with the management of the Fund through September 17, 2000. Effective September 18, 2000, the Board of Directors terminated the subadvisory agreement with PIC, and PIFM entered into a subadvisory agreement with Jennison Associates LLC ('Jennison'), pursuant to which Jennison is paid under the same terms as PIC was paid by PIFM. PIFM paid for the services of PIC and Jennison, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly at an annual rate of .60% of the Fund's average daily net assets up to $250 million,
 .50% of the next $500 million, .45% of the next $750 million, .40% of the next $500 million, .35% of the next $2 billion, .325% of the next $2 billion and .30% of the average daily net assets of the Fund in excess of $6 billion.

      The Company has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Company compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements Cont'd.

under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended November 30, 2000.

      PIMS has advised the Fund that it received approximately $588,700 and $139,500 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended November 30, 2000. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended November 30, 2000, it received approximately $1,319,700 and $18,000 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

      PIFM, PIC, PIMS, PSI, and Jennsion are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      The Company, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility.

      The Fund utilized the line of credit during the year ended November 30, 2000. The average daily balance the Fund had outstanding during the year was approximately $2,782,000 at a weighted average interest rate of approximately 6.0738%.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Company's transfer agent. During the year ended November 30, 2000, the Fund incurred fees of approximately $3,534,800 for the services of PMFS. As of November 30, 2000, approximately $261,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

      For the year ended November 30, 2000, PSI earned approximately $185,100 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements Cont'd.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended November 30, 2000, were $1,478,920,346 and $1,289,674,372, respectively.

      The cost basis of investments for federal income tax purposes at November 30, 2000 was $3,505,263,322 and accordingly net unrealized appreciation for federal income tax purposes was $1,310,217,041 (gross unrealized appreciation-$1,575,277,380; gross unrealized depreciation-$265,060,339).

      As of November 30, 2000, the Fund had securities on loan with an aggregate market value of $322,805,774. The Fund received $344,853,986 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Prudential Securities Incorporated ('PSI') is the securities lending agent for the Fund. For the year ended November 30, 2000, PSI has been compensated approximately $561,200 for these services. As of November 30, 2000, approximately $293,900 of such compensation was due to PSI.

      The Fund will elect, for United States Federal income tax purposes, to treat net currency losses of $34,923 incurred in November 2000 as having been incurred in the following fiscal year.

Note 5. Joint Repurchase Agreement Account
The Company, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of November 30, 2000, the Fund had a 12.72% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represents $111,972,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

      ABN AMRO Incorporated, 6.49%, in the principal amount of $140,000,000, repurchase price $140,025,239, due 12/1/00. The value of the collateral including accrued interest was $142,800,106.

      Bear, Stearns & Co. Inc., 6.49%, in the principal amount of $150,000,000, repurchase price $150,027,041, due 12/1/00. The value of the collateral including accrued interest was $154,187,553.

      Chase Securities Inc., 6.49%, in the principal amount of $170,000,000, repurchase price $170,030,647, due 12/1/00. The value of the collateral including accrued interest was $173,403,728.

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements Cont'd.

      Credit Suisse First Boston Corp., 6.54%, in the principal amount of $50,000,000, repurchase price $50,009,083, due 12/1/00. The value of the collateral including accrued interest was $51,721,692.

      Deutsche Bank Alex Brown, 6.53%, in the principal amount of $115,305,000, repurchase price $115,325,915, due 12/1/00. The value of the collateral including accrued interest was $117,611,817.

      UBS Warburg, 6.49%, in the principal amount of $255,000,000, repurchase price $255,045,970, due 12/1/00. The value of the collateral including accrued interest was $260,101,709.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 800 million shares of $.01 par value per share common stock authorized which consists of 400 million shares of Class A common stock, 300 million shares of Class B common stock, 50 million shares of Class C common stock and 50 million shares of Class Z common stock.

      Transactions in shares of common stock were as follows:

Class A                                                     Shares           Amount
-------------------------------------------------------  ------------    ---------------
Year ended November 30, 2000:
Shares sold                                                11,025,716    $   143,872,777
Shares issued in reinvestment of dividends and
  distributions                                            25,690,393        296,464,794
Shares reacquired                                         (54,550,483)      (664,213,171)
                                                         ------------    ---------------
Net increase/decrease in shares outstanding before
  conversion                                              (17,834,374)      (223,875,600)
Shares issued upon conversion from Class B                 47,256,694        597,468,340
                                                         ------------    ---------------
Net increase/decrease in shares outstanding                29,422,320    $   373,592,740
                                                         ------------    ---------------
                                                         ------------    ---------------

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements Cont'd.

Class A                                                     Shares           Amount
-------------------------------------------------------  ------------    ---------------
Eleven months ended November 30, 1999:
Shares sold                                                14,785,271    $   181,083,952
Shares issued in reinvestment of dividends and
  distributions                                             7,855,395         89,975,001
Shares reacquired                                         (44,526,267)      (531,780,531)
                                                         ------------    ---------------
Net increase/decrease in shares outstanding before
  conversion                                              (21,885,601)      (260,721,578)
Shares issued upon conversion from Class B                 16,038,997        193,752,614
                                                         ------------    ---------------
Net increase/decrease in shares outstanding                (5,846,604)   $   (66,968,964)
                                                         ------------    ---------------
                                                         ------------    ---------------
Year ended December 31, 1998:
Shares sold                                                19,037,525    $   237,779,818
Shares issued in reinvestment of dividends and
  distributions                                            19,621,888        242,393,959
Shares reacquired                                         (29,837,592)      (374,504,596)
                                                         ------------    ---------------
Net increase/decrease in shares outstanding before
  conversion                                                8,821,821        105,669,181
Shares issued upon conversion from Class B                  9,025,214        109,890,889
                                                         ------------    ---------------
Net increase/decrease in shares outstanding                17,847,035    $   215,560,070
                                                         ------------    ---------------
                                                         ------------    ---------------
Class B
-------------------------------------------------------
Year ended November 30, 2000:
Shares sold                                                11,138,080    $   138,615,329
Shares issued in reinvestment of dividends and
  distributions                                            11,847,716        134,721,681
Shares reacquired                                         (27,348,020)      (323,820,592)
                                                         ------------    ---------------
Net increase/decrease in shares outstanding before
  conversion                                               (4,362,224)       (50,483,582)
Shares reacquired upon conversion into Class A            (47,325,789)      (597,468,340)
                                                         ------------    ---------------
Net increase/decrease in shares outstanding               (51,688,013)   $  (647,951,922)
                                                         ------------    ---------------
                                                         ------------    ---------------
Eleven months ended November 30, 1999:
Shares sold                                                10,783,081    $   126,624,035
Shares issued in reinvestment of dividends and
  distributions                                             4,297,088         48,815,688
Shares reacquired                                         (45,653,985)      (543,633,642)
                                                         ------------    ---------------
Net increase/decrease in shares outstanding before
  conversion                                              (30,573,816)      (368,193,919)
Shares reacquired upon conversion into Class A            (16,065,511)      (193,752,614)
                                                         ------------    ---------------
Net increase/decrease in shares outstanding               (46,639,327)   $  (561,946,533)
                                                         ------------    ---------------
                                                         ------------    ---------------
Year ended December 31, 1998:
Shares sold                                                24,489,734    $   307,013,338
Shares issued in reinvestment of dividends and
  distributions                                            14,344,999        177,016,698
Shares reacquired                                         (37,529,567)      (468,939,125)
                                                         ------------    ---------------
Net increase/decrease in shares outstanding before
  conversion                                                1,305,166         15,090,911
Shares reacquired upon conversion into Class A             (9,136,008)      (109,890,889)
                                                         ------------    ---------------
Net increase/decrease in shares outstanding                (7,830,842)   $   (94,799,978)
                                                         ------------    ---------------
                                                         ------------    ---------------

                                     B-140

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements Cont'd.

Class C                                                     Shares           Amount
-------------------------------------------------------  ------------    ---------------
Year ended November 30, 2000:
Shares sold                                                 1,480,808    $    19,631,252
Shares issued in reinvestment of dividends and
  distributions                                               197,836          2,268,543
Shares reacquired                                            (938,822)       (11,234,723)
                                                         ------------    ---------------
Net increase/decrease in shares outstanding                   739,822    $    10,665,072
                                                         ------------    ---------------
                                                         ------------    ---------------
Eleven months ended November 30, 1999:
Shares sold                                                 1,061,776    $    12,462,807
Shares issued in reinvestment of dividends and
  distributions                                                62,086            706,720
Shares reacquired                                          (1,506,051)       (17,415,310)
                                                         ------------    ---------------
Net increase/decrease in shares outstanding                  (382,189)   $    (4,245,783)
                                                         ------------    ---------------
                                                         ------------    ---------------
Year ended December 31, 1998:
Shares sold                                                 1,692,797    $    21,154,562
Shares issued in reinvestment of dividends and
  distributions                                               161,515          1,983,980
Shares reacquired                                            (701,686)        (8,661,428)
                                                         ------------    ---------------
Net increase/decrease in shares outstanding                 1,152,626    $    14,477,114
                                                         ------------    ---------------
                                                         ------------    ---------------
Class Z
-------------------------------------------------------
Year ended November 30, 2000:
Shares sold                                                 3,934,995    $    50,812,547
Shares issued in reinvestment of dividends and
  distributions                                               429,254          4,990,573
Shares reacquired                                          (2,731,750)       (34,100,712)
                                                         ------------    ---------------
Net increase/decrease in shares outstanding                 1,632,499    $    21,702,408
                                                         ------------    ---------------
                                                         ------------    ---------------
Eleven months ended November 30, 1999:
Shares sold                                                 1,557,947    $    18,487,989
Shares issued in reinvestment of dividends and
  distributions                                               141,150          1,618,640
Shares reacquired                                          (2,370,022)       (28,109,815)
                                                         ------------    ---------------
Net increase/decrease in shares outstanding                  (670,925)   $    (8,003,186)
                                                         ------------    ---------------
                                                         ------------    ---------------
Year ended December 31, 1998:
Shares sold                                                 2,632,084    $    33,047,481
Shares issued in reinvestment of dividends and
  distributions                                               383,622          4,743,816
Shares reacquired                                          (2,547,360)       (31,884,546)
                                                         ------------    ---------------
Net increase/decrease in shares outstanding                   468,346    $     5,906,751
                                                         ------------    ---------------
                                                         ------------    ---------------

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights

                                                                    Class A
                                                              --------------------
                                                                      Year
                                                                     Ended
                                                              November 30, 2000(b)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $11.02
                                                                    -------
Income from investment operations
Net investment income                                                   .29
Net realized and unrealized gains (losses) on investment
   and foreign currency transactions                                   2.85
                                                                    -------
      Total from investment operations                                 3.14
                                                                    -------
Less distributions
Dividends from net investment income                                   (.21)
Distributions in excess of net investment income                         --
Distributions from net realized gains                                  (.21)
                                                                    -------
      Total distributions                                              (.42)
                                                                    -------
Net asset value, end of period                                       $13.74
                                                                    -------
                                                                    -------
TOTAL RETURN(a)                                                       28.85%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000,000)                                  $3,348
Average net assets (000,000)                                         $3,011
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees(d)                                                           .79%
   Expenses, excluding distribution and service (12b-1)
      fees                                                              .54%
   Net investment income                                               2.30%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                               31%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) The distributor of the Fund has agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
                                           See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights Cont'd.

                                                Class A
-------------------------------------------------------------------------------------------------------
Eleven Months
    Ended
November 30,                                  Year Ended December 31,
   1999(b)            1998(b)              1997(b)              1996(b)                1995
-------------------------------------------------------------------------------------------------------
   $ 12.06             $12.33               $10.88               $ 9.87               $ 8.27
-------------         -------              -------              -------              -------
       .27                .30                  .34                  .32                  .30
       .14                .69                 2.53                 1.80                 1.79
-------------         -------              -------              -------              -------
       .41                .99                 2.87                 2.12                 2.09
-------------         -------              -------              -------              -------
      (.27)              (.32)                (.32)                (.32)                (.30)
      (.03)           --                   --                   --                   --
     (1.15)              (.94)               (1.10)                (.79)                (.19)
-------------         -------              -------              -------              -------
     (1.45)             (1.26)               (1.42)               (1.11)                (.49)
-------------         -------              -------              -------              -------
   $ 11.02             $12.06               $12.33               $10.88               $ 9.87
-------------         -------              -------              -------              -------
-------------         -------              -------              -------              -------
      3.64%              7.98%               27.77%               22.09%               25.74%
   $ 2,440             $2,741               $2,583               $2,023               $1,709
   $ 2,691             $2,652               $2,201               $1,786               $1,440
       .78%(c)            .78%                 .82%                 .86%                 .88%
       .53%(c)            .53%                 .57%                 .61%                 .63%
      2.45%(c)           2.43%                2.95%                3.10%                3.12%
        19%                17%                  15%                  17%                  14%

    See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights

                                                                    Class B
                                                              --------------------
                                                                      Year
                                                                     Ended
                                                              November 30, 2000(b)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $11.02
                                                                    -------
Income from investment operations
Net investment income                                                   .21
Net realized and unrealized gains (losses) on investment
   and foreign currency transactions                                   2.83
                                                                    -------
      Total from investment operations                                 3.04
                                                                    -------
Less distributions
Dividends from net investment income                                   (.14)
Distributions in excess of net investment income                         --
Distributions from net realized gains                                  (.21)
                                                                    -------
      Total distributions                                              (.35)
                                                                    -------
Net asset value, end of period                                       $13.71
                                                                    -------
                                                                    -------
TOTAL RETURN(a)                                                       27.81%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000,000)                                  $  917
Average net assets (000,000)                                         $1,123
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                             1.54%
   Expenses, excluding distribution and service (12b-1)
      fees                                                              .54%
   Net investment income                                               1.63%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
                                           See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights Cont'd.

                                                Class B
-------------------------------------------------------------------------------------------------------
Eleven Months
    Ended
November 30,                                  Year Ended December 31,
   1999(b)            1998(b)              1997(b)              1996(b)                1995
-------------------------------------------------------------------------------------------------------
   $ 12.05             $12.32               $10.88               $ 9.87               $ 8.26
-------------         -------              -------              -------              -------
       .19                .21                  .25                  .24                  .22
       .13                .69                 2.53                 1.80                 1.80
-------------         -------              -------              -------              -------
       .32                .90                 2.78                 2.04                 2.02
-------------         -------              -------              -------              -------
      (.19)              (.23)                (.24)                (.24)                (.22)
      (.01)                --                   --                   --                   --
     (1.15)              (.94)               (1.10)                (.79)                (.19)
-------------         -------              -------              -------              -------
     (1.35)             (1.17)               (1.34)               (1.03)                (.41)
-------------         -------              -------              -------              -------
   $ 11.02             $12.05               $12.32               $10.88               $ 9.87
-------------         -------              -------              -------              -------
-------------         -------              -------              -------              -------
      2.98%              7.18%               26.80%               21.16%               24.80%
   $ 1,306             $1,990               $2,132               $2,137               $2,355
   $ 1,691             $2,120               $2,059               $2,184               $2,450
      1.53%(c)           1.53%                1.57%                1.61%                1.63%
       .53%(c)            .53%                 .57%                 .61%                 .63%
      1.71%(c)           1.67%                2.20%                2.35%                2.37%

    See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights

                                                                    Class C
                                                              --------------------
                                                                      Year
                                                                     Ended
                                                              November 30, 2000(b)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $  11.02
                                                                    --------
Income from investment operations
Net investment income                                                    .19
Net realized and unrealized gains (losses) on investment
   and foreign currency transactions                                    2.85
                                                                    --------
      Total from investment operations                                  3.04
                                                                    --------
Less distributions
Dividends from net investment income                                    (.14)
Distributions in excess of net investment income                          --
Distributions from net realized gains                                   (.21)
                                                                    --------
      Total distributions                                               (.35)
                                                                    --------
Net asset value, end of period                                      $  13.71
                                                                    --------
                                                                    --------
TOTAL RETURN(a)                                                        27.81%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                     $ 35,725
Average net assets (000)                                            $ 24,061
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.54%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .54%
   Net investment income                                                1.54%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
                                           See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights Cont'd.

                                                Class C
-------------------------------------------------------------------------------------------------------
Eleven Months
    Ended
November 30,                                  Year Ended December 31,
   1999(b)            1998(b)              1997(b)              1996(b)                1995
-------------------------------------------------------------------------------------------------------
   $ 12.05            $  12.32             $  10.88              $ 9.87               $ 8.26
-------------         --------             --------             -------              -------
       .19                 .21                  .25                 .24                  .22
       .13                 .69                 2.53                1.80                 1.80
-------------         --------             --------             -------              -------
       .32                 .90                 2.78                2.04                 2.02
-------------         --------             --------             -------              -------
      (.19)               (.23)                (.24)               (.24)                (.22)
      (.01)                 --                   --                  --                   --
     (1.15)               (.94)               (1.10)               (.79)                (.19)
-------------         --------             --------             -------              -------
     (1.35)              (1.17)               (1.34)              (1.03)                (.41)
-------------         --------             --------             -------              -------
   $ 11.02            $  12.05             $  12.32              $10.88               $ 9.87
-------------         --------             --------             -------              -------
-------------         --------             --------             -------              -------
      2.98%               7.18%               26.80%              21.16%               24.80%
   $20,550            $ 27,072             $ 13,490              $6,001               $3,455
   $$24,448           $ 20,309             $  9,424              $4,517               $2,181
      1.53%(c)            1.53%                1.57%               1.61%                1.63%
       .53%(c)             .53%                 .57%                .61%                 .63%
      1.71%(c)            1.71%                2.20%               2.35%                2.37%

    See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights Cont'd.

                                                                    Class Z
                                                              --------------------
                                                                      Year
                                                                     Ended
                                                              November 30, 2000(b)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $  11.02
                                                                    --------
Income from investment operations
Net investment income                                                    .31
Net realized and unrealized gains (losses) on investment
   and foreign currency transactions                                    2.87
                                                                    --------
      Total from investment operations                                  3.18
                                                                    --------
Less distributions
Dividends from net investment income                                    (.23)
Distributions in excess of net investment income                          --
Distributions from net realized gains                                   (.21)
                                                                    --------
      Total distributions                                               (.44)
                                                                    --------
Net asset value, end of period                                      $  13.76
                                                                    --------
                                                                    --------
TOTAL RETURN(a)                                                        29.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                     $ 66,422
Average net assets (000)                                            $ 48,486
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               .54%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .54%
   Net investment income                                                2.51%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Commencement of offering of Class Z shares.
                                           See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights Cont'd.

                                  Class Z
----------------------------------------------------------------------------
Eleven Months                                               March 1, 1996(d)
    Ended                                                       Through
November 30,             Year Ended December 31,              December 31,
   1999(b)            1998(b)              1997(b)              1996(b)
----------------------------------------------------------------------------
   $ 12.07            $  12.34             $  10.88             $  10.05
-------------         --------             --------             --------
       .30                 .34                  .36                  .29
       .13                 .69                 2.54                 1.67
-------------         --------             --------             --------
       .43                1.03                 2.90                 1.96
-------------         --------             --------             --------
      (.30)               (.36)                (.34)                (.34)
      (.03)                 --                   --                   --
     (1.15)               (.94)               (1.10)                (.79)
-------------         --------             --------             --------
     (1.48)              (1.30)               (1.44)               (1.13)
-------------         --------             --------             --------
   $ 11.02            $  12.07             $  12.34             $  10.88
-------------         --------             --------             --------
-------------         --------             --------             --------
      3.91%               8.24%               28.15%               20.11%
   $35,201            $ 46,642             $ 41,904             $ 34,446
   $42,002            $ 46,093             $ 35,994             $ 34,291
       .53%(c)             .53%                 .57%                 .61%(c)
       .53%(c)             .53%                 .57%                 .61%(c)
      2.70%(c)            2.68%                3.20%                3.35%(c)

    See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Report of Independent Accountants

To the Shareholders and Board of Directors of Prudential Sector Funds, Inc.--
Prudential Utility Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Sector Funds, Inc.--Prudential Utility Fund (the 'Fund') at November 30, 2000, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
January 17, 2001

                   APPENDIX I--GENERAL INVESTMENT INFORMATION

    The following terms are used in mutual fund investing.

ASSET ALLOCATION

    Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, that is, principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

    Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors off-set short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

    Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                    APPENDIX II--HISTORICAL PERFORMANCE DATA

    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

    This following chart shows the long-term performance of various asset classes and the rate of inflation.

                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Value of $1.00 invested on
1/1/1926 through 12/31/2000

      SMALL STOCKS  COMMON STOCKS  LONG-TERM BONDS  TREASURY BILLS  INFLATION
1926
1936
1946
1956
1966
1976
1986
2000     $6,402.23      $2,586.52           $48.86          $16.56      $9.75

Source: Ibbotson Associates. Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential mutual fund.

Generally, stock returns are due to capital appreciation and the reinvestment of gains. Bond returns are due mainly to reinvesting interest. Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

    Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1990 through 2000. The total returns of the indexes include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of any Fund or of any sector in which the Fund invests.


    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary--Fees and Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on the historical total returns, including the compounded effect over time, could be substantial.


           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

YEAR                          1990       1991       1992       1993       1994       1995       1996       1997       1998
------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
TREASURY
BONDS(1)                        8.5%      15.3%       7.2%      10.7%      (3.4)%     18.4%       2.7%       9.6%      10.0%
------------------------------------------------------------------------------------------------------------------------------
U. S. GOVERNMENT
MORTGAGE
SECURITIES(2)                  10.7%      15.7%       7.0%       6.8%      (1.6)%     16.8%       5.4%       9.5%       7.0%
------------------------------------------------------------------------------------------------------------------------------
U.S. INVESTMENT GRADE
CORPORATE BONDS(3)              7.1%      18.5%       8.7%      12.2%      (3.9)%     22.3%       3.3%      10.2%       8.6%
------------------------------------------------------------------------------------------------------------------------------
U.S. HIGH YIELD
BONDS(4)                       (9.6)%     46.2%      15.8%      17.1%      (1.0)%     19.2%      11.4%      12.8%       1.6%
------------------------------------------------------------------------------------------------------------------------------
WORLD GOVERNMENT
BONDS(5)                       15.3%      16.2%       4.8%      15.1%       6.0%      19.6%       4.1%      (4.3)%      5.3%
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
DIFFERENCE BETWEEN
HIGHEST AND LOWEST
RETURNS PERCENT                24.9%      30.9%      11.0%      10.3%       9.9%       5.5%       8.7%      17.1%       8.4%

YEAR                               1999          2000
----------------------------
U.S. GOVERNMENT
TREASURY
BONDS(1)                              (2.56)%    13.52%
----------------------------
U. S. GOVERNMENT
MORTGAGE
SECURITIES(2)                           1.86%    11.16%
----------------------------
U.S. INVESTMENT GRADE
CORPORATE BONDS(3)                    (1.96)%     9.39%
----------------------------
U.S. HIGH YIELD
BONDS(4)                                2.39%   (5.86)%
----------------------------
WORLD GOVERNMENT
BONDS(5)                              (5.07)%   (2.63)%
----------------------------
----------------------------
DIFFERENCE BETWEEN
HIGHEST AND LOWEST
RETURNS PERCENT                         7.46%    19.10%


1 LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

2 LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgaged-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

3 LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year. Source: Lipper Inc.

4 LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by S&P or Fitch Investors Service). All bonds in the index have maturities of at least one year.

5 SALOMON SMITH BARNEY WORLD GOVERNMENT INDEX (NON U.S.) includes 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

    This chart illustrates the performance of major world stock markets for the period from December 31, 1985 through December 31, 2000. It does not represent the performance of any Prudential mutual fund.

     AVERAGE ANNUAL TOTAL RETURNS OF MAJOR WORLD STOCK MARKETS 12/31/1985 -
                          12/31/2000 (IN U.S. DOLLARS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

SWEDEN       19.12%
HONG KONG    17.63%
SPAIN        17.30%
NETHERLAND   16.96%
FRANCE       16.08%
BELGIUM      15.65%
USA          15.08%
SWITZERLAND  14.91%
EUROPE       14.44%
U.K.         14.30%
DENMARK      13.93%
SING/MLYSIA  11.55%
GERMANY      11.09%
CANADA       10.71%
ITALY        10.49%
AUSTRALIA    10.09%
NORWAY        8.23%
JAPAN         6.55%
AUSTRIA       5.70%

Source: Morgan Stanley Capital International (MSCI) and Lipper Inc. as of 12/31/00. Used with permission. Morgan Stanley Country indexes are unmanaged indexes which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indexes.

This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 Stock Index with and without reinvested dividends.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          Capital Appreciation Capital Appreciation only and Reinvesting Dividends

1971
1974
1977
1980
1983
1986
1989
1992
1995
1998
2000  $414,497  $143,308

Source: Lipper Inc. Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential mutual fund. Common stock total return is based on the Standard & Poor's 500 Composite Stock Price Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indexes.

                  WORLD STOCK MARKET CAPITALIZATION BY REGION
                          WORLD TOTAL : $19.0 TRILLION


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S.           50.6%
Europe         33.6%
Pacific Basin  13.4%
Canada          2.4%

Source: Morgan Stanley Capital International, December 31, 2000. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential mutual fund.

                            ------------------------

The chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

           LONG TERM U.S. TREASURY BOND YIELD IN PERCENT (1926-2000)

LONG U.S. TREASURY BOND YIELD IN PERCENT (1926-2000)

                                      [CHART]

                                    * * * *

                                    YEAR-END


Source: Ibbotson Associates. Used with permission. All rights reserved. This chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-2000. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes only and should not be construed to represent the yields of any Prudential mutual fund.

                                     PART C
                               OTHER INFORMATION

ITEM 23.  EXHIBITS.

    (a) (1) Articles of Amendment to Articles of Incorporation, incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1995.

        (2) Articles of Restatement, incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1995.

        (3) Articles Supplementary, incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 23 to the Registration Statement on
       Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1996.

        (4) Articles Supplementary, incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 27 to the Registration Statement on
       Form N-1A (File No. 2-72097) filed via EDGAR on December 30, 1998.

        (5) Articles of Amendment to Articles of Incorporation, incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on April 30, 1999.

        (6) Articles Supplementary, incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on April 30, 1999.


    (b) Amended By-Laws.*


    (c) Specimen Stock Certificate issued by the Registrant, incorporated by reference to Exhibit 4 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 4, 1997.


    (d) (1) Subadvisory Agreement for Prudential Utility Fund between Prudential Investments Fund Management LLC and Jennison Associates LLC.*



        (2) Subadvisory Agreement for Prudential Financial Services Fund between Prudential Investments Fund Management LLC and The Prudential Investment Corporation.*



        (3) Subadvisory Agreement for Prudential Technology Fund between Prudential Investments Fund Management LLC and The Prudential Investment Corporation.*


        (4) Subadvisory Agreement for Prudential Health Sciences Fund between Prudential Investments Fund Management LLC and Jennison Associates LLC, incorporated by reference to Exhibit (d)(4) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.


        (5) Subadvisory Agreement for Prudential Health Sciences Fund between Prudential Investments Fund Management LLC and The Prudential Investment Corporation.*



        (6) Amended and Restated Management Agreement for Prudential Utility Fund.*



        (7) Amended and Restated Management Agreement for Prudential Financial Services Fund.*



        (8) Amended and Restated Management Agreement for Prudential Health Sciences Fund.*



        (9) Amended and Restated Management Agreement for Prudential Technology Fund.*



        (10) Subadvisory Agreement for Prudential Financial Services Fund between Prudential Investments Fund Management LLC and Jennison Associates LLC.*

        (11) Subadvisory Agreement for Prudential Technology Fund between Prudential Investments Fund Management LLC and Jennison Associates LLC.*


    (e) (1) Selected Dealer Agreement, incorporated by reference to
       Exhibit (e)(1) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on
       December 30, 1998.

        (2) Distribution Agreement for Prudential Utility Fund with Prudential Investment Management Services LLC, incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on
       December 30, 1998.

        (3) Distribution Agreement for Prudential Financial Services Fund with Prudential Investment Management Services LLC, incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

        (4) Distribution Agreement for Prudential Health Sciences Fund with Prudential Investment Management Services LLC, incorporated by reference to Exhibit (e)(4) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

        (5) Distribution Agreement for Prudential Technology Fund with Prudential Investment Management Services LLC, incorporated by reference to Exhibit (e)(5) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

    (g) (1) Custodian Agreement between the Registrant and State Street Bank and Trust Company, incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File
       No. 2-72097) filed via EDGAR on March 4, 1997.

        (2) Amendment to Custodian Contract, incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

    (h) (1) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., incorporated by reference to
       Exhibit 9 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 4, 1997.

        (2) Amendment to Transfer Agency Agreement, incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.


    (i)  Opinion and consent of counsel.*



    (j)  Consent of independent accountants.*


    (m) (1) Amended and Restated Distribution and Service Plan for Class A shares of Prudential Utility Fund, incorporated by reference to Exhibit (m)(1) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on
       December 30, 1998.

        (2) Distribution and Service Plan for Class A shares of Prudential Financial Services Fund, incorporated by reference to Exhibit (m)(2) to Post-Effective Amendment No. 31 to the Registration Statement on
       Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

        (3) Distribution and Service Plan for Class A shares of Prudential Health Sciences Fund, incorporated by reference to Exhibit (m)(3) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

        (4) Distribution and Service Plan for Class A shares of Prudential Technology Fund, incorporated by reference to Exhibit (m)(4) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

        (5) Amended and Restated Distribution and Service Plan for Class B shares of Prudential Utility Fund, incorporated by reference to Exhibit (m)(2) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on
       December 30, 1998.

        (6) Distribution and Service Plan for Class B shares of Prudential Financial Services Fund, incorporated by reference to Exhibit (m)(6) to Post-Effective Amendment No. 31 to the Registration Statement on
       Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

        (7) Distribution and Service Plan for Class B shares of Prudential Health Sciences Fund, incorporated by reference to Exhibit (m)(7) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

        (8) Distribution and Service Plan for Class B shares of Prudential Technology Fund, incorporated by reference to Exhibit (m)(8) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

        (9) Amended and Restated Distribution and Service Plan for Class C shares of Prudential Utility Fund, incorporated by reference to Exhibit (m)(3) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on
       December 30, 1998.

        (10) Distribution and Service Plan for Class C shares of Prudential Financial Services Fund, incorporated by reference to Exhibit (m)(10) to Post-Effective Amendment No. 31 to the Registration Statement on
       Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

        (11) Distribution and Service Plan for Class C shares of Prudential Health Sciences Fund, incorporated by reference to Exhibit (m)(11) to Post-Effective Amendment No. 31 to the Registration Statement on
       Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

        (12) Distribution and Service Plan for Class C shares of Prudential Technology Fund, incorporated by reference to Exhibit (m)(12) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

    (n) Amended and Restated Rule 18f-3 Plan, incorporated by reference to Exhibit (o) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 9, 1999.


    (p) (1) Fund's Amended Code of Ethics.*



        (2) Amended Code of Ethics of The Prudential Investment Corporation, Prudential Investments Fund Management LLC and Prudential Investment Management Services LLC.*


        (3) Code of Ethics of Jennison Associates LLC.*

------------------------

* Filed herewith.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.


    None.

ITEM 25.  INDEMNIFICATION.

    As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940 (the 1940 Act) and pursuant to Article VI of the Fund's By-Laws (Exhibit (b) to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.
Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of each Distribution Agreement
(Exhibits (e)(2) to (e)(5) to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

    The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.


    Section 9 of the amended Management Agreement and each other Management Agreement (Exhibits (d)(6) through (d)(9) to the Registration Statement) and
Section 4 of each Subadvisory Agreement (Exhibits (d)(1) to (d)(5) and (d)(10) and (d)(11) to the Registration Statement) limit the liability of Prudential Investments Fund Management LLC (PIFM), The Prudential Investment Corporation
(PIC) and Jennison Associates LLC (Jennison), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.


    The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and each Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

    (a) Prudential Investments Fund Management LLC (PIFM)

    See "How the Fund is Managed--Manager" and "How the Funds are
Managed--Manager" in the Prospectuses constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

    The business and other connections of the officers of PIFM are listed in Schedules A and D of Form ADV of PIFM as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

    The business and other connections of PIFM's directors and principal executive officers are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

NAME AND ADDRESS           POSITION WITH PIFM                       PRINCIPAL OCCUPATIONS
----------------           ------------------                       ---------------------
David R. Odenath,          Officer in Charge,          Officer in Charge, President, Chief Executive
Jr.                        President, Chief              Officer and Chief Operating Officer, PIFM;
                           Executive Officer and         Senior Vice President, The Prudential
                           Chief Operating               Insurance Company of America (Prudential)
                           Officer
Robert F. Gunia            Executive Vice              Executive Vice President and Chief
                           President and Chief           Administrative Officer, PIFM; Vice President,
                           Administrative                Prudential; President, Prudential Investment
                           Officer                       Management Services LLC (PIMS)
William V. Healey          Executive Vice              Executive Vice President, Chief Legal Officer
                           President, Chief              and Secretary, PIFM; Vice President and
                           Legal Officer and             Associate General Counsel, Prudential; Senior
                           Secretary                     Vice President, Chief Legal Officer and
                                                         Secretary, PIMS
Theodore F.                Executive Vice              Executive Vice President, PIFM
Kilkuskie                  President
Judy A. Rice               Executive Vice              Executive Vice President, PIFM
                           President
Ajay Sawhney               Executive Vice              Executive Vice President, PIFM
                           President
Lynn M. Waldvogel          Executive Vice              Executive Vice President, PIFM
                           President

    (b) The Prudential Investment Corporation (PIC)


    See "How the Funds are Managed--Investment Advisers" in the Prospectus constituting part of Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

    The business and other connections of PIC's directors and executive officers are as set forth below. The address of each person is Prudential Plaza, Newark, NJ 07102.

NAME AND ADDRESS              POSITION WITH PIC                        PRINCIPAL OCCUPATIONS
----------------              -----------------                        ---------------------
John R. Strangfeld, Jr.       Chairman of the             Chief Executive Officer, Prudential Securities
                              Board, President,             Incorporated; President of Global Asset
                              Chief Executive               Management Group of Prudential; Senior Vice
                              Officer and Director          President, Prudential; Chairman of the Board,
                                                            President, Chief Executive Officer and
                                                            Director, PIC
Bernard W. Winograd           Senior Vice President       Chief Executive Officer, Prudential Real Estate
                              and Director                  Investments; Senior Vice President and
                                                            Director, PIC

    (c) Jennison Associates LLC (Jennison)

    See "How the Funds are Managed--Investment Advisers" in the Prospectus of Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund and "How the Fund is Managed--Investment Adviser" in the Prospectus of Prudential Utility Fund constituting Part A of this Registration Statement and "Investment Advisory and Other Services--Manager and Investment Advisers" in the Statement of Additional Information constituting Part B of this Registration Statement.

    The business and other connections of Jennison directors and executive officers are listed in its Form ADV as currently on file with the Securities and Exchange Commission (File No. 801-5608), the text of which is hereby incorporated by reference.

ITEM 27.  PRINCIPAL UNDERWRITERS.

    (a) Prudential Investment Management Services LLC (PIMS)

    PIMS is distributor for Cash Accumulation Trust, COMMAND Government Fund, COMMAND Money Fund, COMMAND Tax-Free Fund, Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential California Municipal Fund, Prudential Diversified Funds, Prudential Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential International Bond Fund, Inc., Prudential MoneyMart Assets, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Short-Term Corporate Bond Fund, Inc., Prudential Small Company Fund, Inc., Prudential Special Money Market
Fund, Inc., Prudential Tax-Managed Funds, Prudential Tax-Managed Small-Cap Fund, Inc., Prudential Total Return Bond Fund, Inc., Prudential 20/20 Focus Fund, Prudential U.S. Emerging Growth Fund, Inc., Prudential Value Fund, Prudential World Fund, Inc., The Prudential Investment Portfolios, Inc., Strategic Partners Series, Target Funds and The Target Portfolio Trust.

    PIMS is also distributor of the following unit investment trusts: Separate
Accounts: Prudential's Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

    (b) Information concerning the directors and officers of PIMS is set forth below.


                                 POSITIONS AND                                   POSITIONS AND
                                 OFFICES WITH                                    OFFICES WITH
NAME(1)                          UNDERWRITER                                     REGISTRANT
-------                          -------------                                   -------------
Margaret Deverell..............  Vice President and Chief Financial Officer      None
Robert F. Gunia................  President                                       Vice President and
                                                                                 Director
Stuart A. Abrams...............  Senior Vice President and Chief Compliance      None
                                 Officer
William V. Healey..............  Senior Vice President, Secretary and Chief      Assistant Secretary
                                 Legal Officer
John R. Strangfeld.............  Advisory Board Member                           None
Bernard B. Winograd............  Executive Vice President                        None


------------------------

(1) The address of each person named is 100 Mulberry Street, Newark, New Jersey 07102-4077 unless otherwise indicated.

    (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

    All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, The Prudential Investment Corporation, Prudential Plaza, 745 Broad Street, Newark, New Jersey 07102 and Two Gateway Center, Newark, New Jersey, 07102, Jennison Associates LLC, 466 Lexington Avenue, New York, New York 10017, the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 and Prudential Mutual Fund Services LLC, 194 Wood Avenue South, Iselin, New Jersey 08830. Documents required by
Rules 31a-1(b)(5), (6), (7), (9), (10) and (11), 31a-1(f) and 31a-1(b)(4) and
(11) and 31a-1(d) will be kept at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.

ITEM 29.  MANAGEMENT SERVICES.

    Other than as set forth under the captions "How the Fund is Managed--Manager," "How the Fund is Managed--Investment Adviser," "How the Fund is Managed--Distributor," "How the Funds are Managed--Manager", "How the Funds are Managed--Investment Advisers" and "How the Funds are Managed--Distributor" in the Prospectuses and the caption "Investment Advisory and Other Services" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 30.  UNDERTAKINGS.

    Not applicable.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed by the undersigned, duly authorized, in the City of Newark and State of New Jersey on the 9th day of March, 2001.


                                                       PRUDENTIAL SECTOR FUNDS, INC.

                                                       By:           /s/ DAVID R. ODENATH, JR.
                                                            ------------------------------------------
                                                                       DAVID R. ODENATH, JR.
                                                                             PRESIDENT

    Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                  SIGNATURE                                  TITLE                    DATE
                  ---------                                  -----                    ----
                  /s/ Grace C. Torres          Treasurer and Principal Financial  March 9, 2001
    ------------------------------------         and Accounting Officer
                GRACE C. TORRES
                  /s/ Saul K. Fenster
    ------------------------------------       Director                           March 9, 2001
                SAUL K. FENSTER
              /s/ Delayne Dedrick Gold
    ------------------------------------       Director                           March 9, 2001
              DELAYNE DEDRICK GOLD
                  /s/ Robert F. Gunia
    ------------------------------------       Director                           March 9, 2001
                ROBERT F. GUNIA
            /s/ Douglas H. McCorkindale
    ------------------------------------       Director                           March 9, 2001
            DOUGLAS H. MCCORKINDALE
             /s/ W. Scott McDonald, Jr.
    ------------------------------------       Director                           March 9, 2001
             W. SCOTT MCDONALD, JR.
                 /s/ Thomas T. Mooney
    ------------------------------------       Director                           March 9, 2001
                THOMAS T. MOONEY
                  /s/ Stephen P. Munn
    ------------------------------------       Director                           March 9, 2001
                STEPHEN P. MUNN
              /s/ David R. Odenath, Jr.
    ------------------------------------       President and Director             March 9, 2001
             DAVID R. ODENATH, JR.
               /s/ Richard A. Redeker
    ------------------------------------       Director                           March 9, 2001
               RICHARD A. REDEKER
                    /s/ Judy A. Rice
    ------------------------------------       Director                           March 9, 2001
                  JUDY A. RICE
                  /s/ Robin B. Smith
    ------------------------------------       Director                           March 9, 2001
                 ROBIN B. SMITH
                /s/ Louis A. Weil, III
    ------------------------------------       Director                           March 9, 2001
               LOUIS A. WEIL, III
                /s/ Clay T. Whitehead
    ------------------------------------       Director                           March 9, 2001
               CLAY T. WHITEHEAD

                                 EXHIBIT INDEX

    (a) (1) Articles of Amendment to Articles of Incorporation, incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1995.

        (2) Articles of Restatement, incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1995.

        (3) Articles Supplementary, incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 23 to the Registration Statement on
       Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1996.

        (4) Articles Supplementary, incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 27 to the Registration Statement on
       Form N-1A (File No. 2-72097) filed via EDGAR on December 30, 1998.

        (5) Articles of Amendment to Articles of Incorporation, incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on April 30, 1999.

        (6) Articles Supplementary, incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 30 to the Registration Statement on
       Form N-1A (File No. 2-72097) filed via EDGAR on April 30, 1999.


    (b) Amended By-Laws.*


    (c) Specimen Stock Certificate issued by the Registrant, incorporated by reference to Exhibit 4 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 4, 1997.


    (d) (1) Subadvisory Agreement for Prudential Utility Fund between Prudential Investments Fund Management LLC and Jennison Associates LLC.*



        (2) Subadvisory Agreement for Prudential Financial Services Fund between Prudential Investments Fund Management LLC and The Prudential Investment Corporation.*



        (3) Subadvisory Agreement for Prudential Technology Fund between Prudential Investments Fund Management LLC and The Prudential Investment Corporation.*


        (4) Subadvisory Agreement for Prudential Health Sciences Fund between Prudential Investments Fund Management LLC and Jennison Associates LLC, incorporated by reference to Exhibit (d)(4) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.


        (5) Subadvisory Agreement for Prudential Health Sciences Fund between Prudential Investments Fund Management LLC and The Prudential Investment Corporation.*



        (6) Amended and Restated Management Agreement for Prudential Utility Fund.*



        (7) Amended and Restated Management Agreement for Prudential Financial Services Fund.*



        (8) Amended and Restated Management Agreement for Prudential Health Sciences Fund.*



        (9) Amended and Restated Management Agreement for Prudential Technology Fund.*



        (10) Subadvisory Agreement for Prudential Financial Services Fund between Prudential Investments Fund Management LLC and Jennison Associates LLC.*



        (11) Subadvisory Agreement for Prudential Technology Fund between Prudential Investments Fund Management LLC and Jennison Associates LLC.*


    (e) (1) Selected Dealer Agreement, incorporated by reference to
       Exhibit (e)(1) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on
       December 30, 1998.

        (2) Distribution Agreement for Prudential Utility Fund with Prudential Investment Management Services LLC, incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on
       December 30, 1998.

        (3) Distribution Agreement for Prudential Financial Services Fund with Prudential Investment Management Services LLC, incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

        (4) Distribution Agreement for Prudential Health Sciences Fund with Prudential Investment Management Services LLC, incorporated by reference to Exhibit (e)(4) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

        (5) Distribution Agreement for Prudential Technology Fund with Prudential Investment Management Services LLC, incorporated by reference to Exhibit (e)(5) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

    (g) (1) Custodian Agreement between the Registrant and State Street Bank and Trust Company, incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File
       No. 2-72097) filed via EDGAR on March 4, 1997.

        (2) Amendment to Custodian Contract, incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

    (h) (1) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc, incorporated by reference to
       Exhibit 9 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 4, 1997.

        (2) Amendment to Transfer Agency Agreement, incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.


    (i)  Opinion and consent of counsel.*



    (j)  Consent of independent accountants.*


    (m) (1) Amended and Restated Distribution and Service Plan for Class A shares of Prudential Utility Fund, incorporated by reference to Exhibit (m)(1) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on
       December 30, 1998.

        (2) Distribution and Service Plan for Class A shares of Prudential Financial Services Fund, incorporated by reference to Exhibit (m)(2) to Post-Effective Amendment No. 31 to the Registration Statement on
       Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

        (3) Distribution and Service Plan for Class A shares of Prudential Health Sciences Fund, incorporated by reference to Exhibit (m)(3) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

        (4) Distribution and Service Plan for Class A shares of Prudential Technology Fund, incorporated by reference to Exhibit (m)(4) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

        (5) Amended and Restated Distribution and Service Plan for Class B shares of Prudential Utility Fund, incorporated by reference to Exhibit (m)(2) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on
       December 30, 1998.

        (6) Distribution and Service Plan for Class B shares of Prudential Financial Services Fund, incorporated by reference to Exhibit (m)(6) to Post-Effective Amendment No. 31 to the Registration Statement on
       Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

        (7) Distribution and Service Plan for Class B shares of Prudential Health Sciences Fund, incorporated by reference to Exhibit (m)(7) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

        (8) Distribution and Service Plan for Class B shares of Prudential Technology Fund, incorporated by reference to Exhibit (m)(8) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

        (9) Amended and Restated Distribution and Service Plan for Class C shares of Prudential Utility Fund, incorporated by reference to Exhibit (m)(3) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on
       December 30, 1998.

        (10) Distribution and Service Plan for Class C shares of Prudential Financial Services Fund, incorporated by reference to Exhibit (m)(10) to Post-Effective Amendment No. 31 to the Registration Statement on
       Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

        (11) Distribution and Service Plan for Class C shares of Prudential Health Sciences Fund, incorporated by reference to Exhibit (m)(11) to Post-Effective Amendment No. 31 to the Registration Statement on
       Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

        (12) Distribution and Service Plan for Class C shares of Prudential Technology Fund, incorporated by reference to Exhibit (m)(12) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

    (n) Amended and Restated Rule 18f-3 Plan, incorporated by reference to Exhibit (o) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 9, 1999.

    (p) (1) Fund's Amended Code of Ethics.*

        (2) Amended Code of Ethics of The Prudential Investment Corporation, Prudential Investments Fund Management LLC and Prudential Investment Management Services LLC.*

        (3) Code of Ethics of Jennison Associates LLC.*
------------------------

* Filed herewith.